*      Application to be filed with the Securities and Exchange
       Commission, pursuant to Exchange Act Rule 24b-2, for confidential treatment of certain portions of this exhibit.







                                 LOAN AGREEMENT

                              DATED MARCH 14, 1994

                                  BY AND AMONG

                         KREDITANSTALT FUR WIEDERAUFBAU
                                                            (as Agent
and Lender)

                             COMMERZBANK AG, HAMBURG
                                                            (as
Syndicate Agent)

                          COMMERZBANK AG (KIEL BRANCH)
                           DRESDNER BANK AG in HAMBURG
                            VEREINS- und WESTBANK AG
                             DEUTSCHE SCHIFFSBANK AG
                      NORDDEUTSCHE LANDESBANK-GIROZENTRALE
                            DEUTSCHE VERKEHRS-BANK AG
                     BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                                            (as the
Syndicate)

                                       and

                         AMERICAN PRESIDENT LINES, LTD.
                                                            (as
Borrower)


                  _____________________________________________

                                  Loan Facility
                     -in respect of the purchase financing-
                            six (6) container vessels
            three (3) contracted with Howaldtswerke-Deutsche Werft AG
                  three (3) contracted with Daewoo Shipbuilding
                             & Heavy Machinery, Ltd.

                 ______________________________________________

                                TABLE OF CONTENTS


                                                                                     Page

RECITALS                                                                                1

SECTION 1.  DEFINITIONS                                                                 2

SECTION 2.  THE TRANCHES                                                               14

SECTION 3.  INTEREST AND INTEREST PERIODS                                              18

SECTION 4.  THE NOTES                                                                  22

SECTION 5.  REPAYMENT                                                                  26

SECTION 6.  SUBSTITUTE BASIS, ILLEGALITY, INCREASED COSTS                              34

SECTION 7.  CONDITIONS PRECEDENT TO ADVANCE                                            39

SECTION 8.  REPRESENTATIONS AND WARRANTIES                                             42

SECTION 9.  COVENANTS                                                                  46

SECTION 10. GRANTING OF PARTICIPATIONS                                                 49

SECTION 11. INDEMNITY                                                                  53

SECTION 12. EVENTS OF DEFAULT                                                          58

SECTION 13. FEES                                                                       61

SECTION 14. RELATION OF SYNDICATE MEMBERS                                              63

SECTION 15. MISCELLANEOUS                                                              67


APPENDIX A        FORMS OF NOTES

                  APPENDIX A-1A - KfW FIXED RATE NOTE
                  APPENDIX A-1B - KfW LIBO RATE NOTE
                  APPENDIX A-2A - SYNDICATE FIXED RATE NOTE
                  APPENDIX A-2B - SYNDICATE LIBO RATE NOTE

APPENDIX B        FORM OF MORTGAGES

                  APPENDIX B-1 - FIRST PRIORITY MORTGAGE
                  APPENDIX B-2 - SECOND PRIORITY MORTGAGE (FOR THE
                                     DAEWOO VESSELS)
APPENDIX C        FORM OF ASSIGNMENTS OF INSURANCES

                  APPENDIX C-1       ASSIGNMENT OF INSURANCES FOR HDW
                                     VESSELS
                  APPENDIX C-2       ASSIGNMENT OF INSURANCES FOR DAEWOO VESSELS
                  APPENDIX C-3       SECOND ASSIGNMENT OF INSURANCES FOR
                                     DAEWOO VESSELS

APPENDIX D        *

APPENDIX E        FORM OF GUARANTEE

APPENDIX F        FORM OF ASSIGNMENT AND ACCEPTANCE

APPENDIX G        FORM OF ASSIGNMENT AND AGREEMENT AND CONSENT

APPENDIX H        AGREEMENT OF APC

APPENDIX I        FORM OF AGREEMENT TO ACQUIRE AND CHARTER

SCHEDULE 1        -   SYNDICATE MEMBERS

SCHEDULE 2        -   FORMS OF NOTICE OF DRAWDOWN

SCHEDULE 2-A      -   FORM OF NOTICE OF DRAWDOWN FOR ANY HDW
                      SUBPORTION

SCHEDULE 2-B      -   FORM OF NOTICE OF DRAWDOWN FOR ANY DAEWOO
                      SUBPORTION

SCHEDULE 3        -   AGGREGATE AMOUNTS AND PERCENTAGE INTERESTS
                      OF SYNDICATE MEMBERS AS TO EACH DAEWOO
                      SUBPORTION

SCHEDULE 4        -   OPINIONS

SCHEDULE 5        -   FORMS OF CONFIRMATION

SCHEDULE 5-A      -   FORM OF CONFIRMATION FROM HDW TO KFW OF
                      READINESS TO DELIVER ANY HDW VESSEL

SCHEDULE 5-B      -   FORM OF CONFIRMATION FROM DAEWOO TO THE
                      SYNDICATE OF READINESS TO DELIVER ANY
                      DAEWOO VESSEL

SCHEDULE 5-C      -   FORM OF CONFIRMATION FROM THE BORROWER TO KFW
                      OF ITS READINESS TO TAKE DELIVERY OF ANY HDW
                      VESSEL

SCHEDULE 5-D      -   FORM OF CONFIRMATION FROM THE BORROWER TO
                      DAEWOO OF ITS READINESS TO TAKE DELIVERY OF
                      ANY DAEWOO VESSEL

SCHEDULE 6        -   PRINCIPAL INSTALLMENTS OF THE SUBPORTIONS

SCHEDULE 6-A      -   PRINCIPAL INSTALLMENTS AS TO HDW SUBPORTIONS

SCHEDULE 6-B      -   PRINCIPAL INSTALLMENTS AS TO DAEWOO
                      SUBPORTIONS

SCHEDULE 7        -   AGENTS FOR SERVICE OF PROCESS
               THIS LOAN AGREEMENT is made this 14th day of March, 1994 by and among KREDITANSTALT FUR WIEDERAUFBAU, a public law corporation incorporated in the Federal Republic of Germany, whose address is Palmengartenstrasse 5-9, D-60325 Frankfurt am Main ("KfW"); COMMERZBANK AG, Hamburg, a banking corporation incorporated in the Federal Republic of Germany whose address is Ness 7-9, D-20457 Hamburg (the "Syndicate Agent"); the banks listed in Schedule 1 which is attached hereto (each a "Syndicate Member" and, collectively, the "Syndicate"); and AMERICAN PRESIDENT LINES, LTD., a Delaware corporation, whose address is 1111 Broadway, Oakland, California 94607 ("APL").

                              W I T N E S S E T H:

               WHEREAS, the Borrower has ordered three (3) container vessels (the "HDW Vessels") from Howaldtswerke-Deutsche Werft AG
("HDW"), Werftstrasse 112-114, D-24124 Kiel, Federal Republic of Germany as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993 (the "HDW Shipbuilding Agreement") between the
Borrower and HDW;

               WHEREAS, the Borrower has also ordered three (3) container vessels (the "Daewoo Vessels") from Daewoo Shipbuilding & Heavy Machinery, Ltd. ("Daewoo") as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993 (the "Daewoo
Shipbuilding Agreement") between the Borrower and Daewoo;

               WHEREAS, the Borrower wishes to borrow from KfW up to *
 Dollars (USD *         ) (the "HDW Tranche") for the purchase of the
HDW Vessels;

               WHEREAS, the Borrower also wishes to borrow from the Syndicate up to *
Dollars (USD *) (the "Daewoo Tranche", together with the HDW Ship
Tranche, the "Tranches") for the purchase of the Daewoo Vessels;

               WHEREAS, in order to induce KfW and the Syndicate to make available to the Borrower the HDW Tranche and the Daewoo Tranche respectively, American President Companies, Ltd. (the "Guarantor") has agreed to guarantee the obligations of the Borrower under this Agreement and the Security Documents pursuant to a guarantee attached hereto in the form of Exhibit E;

               WHEREAS, upon the sale of any Vessel to the Transferee on such Vessel's Delivery Date as contemplated by this Agreement and that certain Agreement to Acquire and Charter among the Transferee and the parties hereto, dated the date hereof and attached hereto as Appendix I (the "Agreement to Acquire and Charter"), (i) the Transferee and not APL shall be liable for all Vessel Indebtedness relating to that Vessel, the obligations of the Borrower hereunder with respect to such Vessel Indebtedness and the obligations of the Borrower under the related Security Documents and Charter Documents and (ii) such obligations shall be guaranteed by the Guarantor pursuant to the Guarantee, and (iii) the Transferee will execute and deliver the other related Daewoo Security Documents and the Second Security Documents, or the HDW Security Documents, as the case may be, and shall charter the Vessel to APL under a Daewoo Charter or an HDW Charter, as applicable.

               NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:


               1.  DEFINITIONS

               Words and expressions defined hereinabove shall, when used in this Agreement and in the Schedules and Appendices hereto, have the meanings therein set out and in addition the following terms shall have the following meanings:

               "*"            means HDW *           and Daewoo *   ,
collectively.

               "Additional Amounts" shall have the meaning set forth in
Section 11.02(a).

               "Agent" means KfW or any successor agent under this Agreement.

               "Aggregate Amount" means such amounts as set forth in
Schedule 3.

               "Agreement to Acquire and Charter" means the Agreement dated the date hereof among the Borrower, the Lenders and the Transferee respecting the Transferee's liability for the Vessel Indebtedness for any of the Vessels delivered to the Transferee and APL's obligation to charter any such Vessel from the Transferee, together with all Exhibits thereto.

               "Agreement" means this agreement as it may from time to time be amended, supplemented or otherwise modified.

               "*      Installment" means:

              (i) in respect of each HDW Subportion each of the * principal installments of that HDW Subportion (calculated on a basis consistent with that reflected in Schedule 6A hereto as to an assumed rate of interest of * % per annum) payable on the Repayment Dates in respect of that HDW Subportion and in the principal amounts provided in Section 5.01; and

              (ii) in respect of each Daewoo Subportion each of the * principal installments of that Daewoo Subportion (calculated on a basis consistent with that reflected in Schedule 6B hereto as to an assumed rate of interest of * % per annum) payable on the Repayment Dates in respect of that Daewoo Subportion and in the principal amounts provided in Section 5.02.

               "Assignment and Acceptance" shall mean the agreement to be entered into between any Syndicate Assignee and Assignor pursuant to
Section 10.02(a) and in the form set forth under Appendix F.

               "Assignment and Agreement and Consent" shall mean the assignment of monies payable to KfW or the Syndicate Agent under a charter by APL to a third party consented and agreed to by a charterer pursuant to Section 9.02(b) and in the form set forth in Appendix G. "Assignor" shall have the meaning set forth in Section 10.02(a).

               "Borrower" shall have the following meanings:

              (i) Prior to any transfer of the Vessels pursuant to the Agreement to Acquire and Charter, APL shall be the Borrower; and

              (ii) From and after the transfer of any Vessel pursuant to the Agreement to Acquire and Charter, the Transferee shall be the Borrower with respect to all payment and performance obligations relating to Vessel Indebtedness of that Vessel (including but not limited to, Sections 2.02(d), 3, 4, 5, 6, 10, 11, 12, 13.03 and 15.09 of this Agreement) and APL shall be the Borrower with respect to all other provisions of this Agreement (including but not limited to, Sections 7, 8 and 9).

               "Builder" means, in respect of each Vessel, HDW or Daewoo, as the case may be.

               "Business Day" means a day on which banks are open for business in London, England, the City of New York, Frankfurt, Germany and Luxembourg City, Luxembourg.

               "Charter Documents" has the meaning set forth in the Agreement to Acquire and Charter with respect to any Vessel.

               "Charters" means the HDW Charters and the Daewoo
Charters.
               "Classification Society" means The American Bureau of
Shipping.

               "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

               "Commitment" shall mean the portion of the Facility to be made available to the Borrower by each Lender.

               "Contract Price" means, in respect of each HDW Vessel, *


             *                              in respect of each Daewoo
Vessel,
      (USD *        ) payable by the Borrower to HDW or Daewoo, as the
case may be, under the relevant Shipbuilding Agreement less any reductions as of the Delivery Date, which in the case of reductions in the Deutsche Mark price for any HDW Vessel shall for purposes of calculating such reduced Contract Price be converted to Dollars using the USD Equivalent but, for purposes of this Agreement, excluding any increases in the said price over the original Contract Price set forth above made in accordance with the provisions of the relevant Shipbuilding Agreement.

               "Daewoo *      " shall have the meaning set forth in
Section 5.03.

               "Daewoo *       Installment" shall have the meaning set
forth in Section 5.02.
"Daewoo Charters" shall mean, collectively, each of the bareboat charter parties to be entered into on or before the Delivery Date of a Daewoo Vessel between APL and the Transferee which shall provide, among other things, for (i) periodic basic hire payments in an amount at least sufficient to pay installments of principal and interest when due in respect of the Daewoo Notes, on a "hell and high water" basis, (ii) supplemental hire payments in an amount sufficient to pay all other monies due under Sections 11 and 13 and (iii) the complete subordination of rights and claims of APL under said bareboat charter to the relevant Daewoo Mortgages, which shall be substantially in the form attached as Exhibit A to the Agreement to Acquire and Charter.

               "Daewoo Charter Assignment" means each and "Daewoo Charter Assignments" means every first priority assignment of a Daewoo Charter of a Daewoo Vessel owned by the Transferee to the Syndicate Agent as security for the Transferee's obligations under the Loan Documents to which it is a party with respect to the corresponding Vessel Indebtedness, which shall be substantially in the form attached as Exhibit C to the Agreement to Acquire and Charter.

               "Daewoo Fixed Rate" shall have the meaning set forth in
Section 3.06.

               "Daewoo Fixed Rate Notes" means the Notes issued to each Syndicate Member on the Fixed Rate Conversion Date and "Daewoo Fixed Rate Note" means any one of them.

               "Daewoo Floating Rate" shall have the meaning set forth in Section 3.06.

               "Daewoo LIBO Rate Notes" means the Notes issued by the Borrower using the Daewoo Floating Rate.

               "Daewoo Notes" means the Notes evidencing the Daewoo Tranche as used pursuant to Section 4.

               "Daewoo Notice of Drawdown" shall have the meaning set forth in Section 2.02(b) and shall be substantially in the form attached in Schedule 2-B.

               "Daewoo Security Documents" shall have the following meanings:

              (i) With respect to any Daewoo Vessel not transferred to the Transferee pursuant to the Agreement to Acquire and Charter, the "Daewoo Security Documents" shall mean the Guarantee, the First Mortgage, the First Assignments of Insurance and the Assignments and Agreements and Consents in favor of the Syndicate Agent and/or the Syndicate Members, their successors and assigns; and

              (ii) With respect to any Daewoo Vessel transferred to the Transferee pursuant to the Agreement to Acquire and Charter, the "Daewoo Security Documents" shall mean the Guarantee, the First Mortgage, the First Assignments of Insurance, the Assignments and Agreements and Consents, and the Charter Assignments in favor of the Syndicate Agent and/or the Syndicate Members, their successors and assigns.

               "Daewoo Subportion" means, in respect of each Daewoo Vessel, that portion of the Daewoo Tranche that relates to its purchase financing and "Daewoo Subportions A-C" shall have the meaning set forth in Section 2.02.
               "Daewoo Tranche" shall have the meaning set forth in
Section 2.02.

               "Default Interest Rate" shall means the interest rate set forth in Section 3.08.

               "Delivery Date" means, in respect of each Vessel, the date on which that Vessel is delivered to and accepted by the Borrower pursuant to the relevant Shipbuilding Agreement.

               "Deutsche Marks" or "DM" means the lawful currency for the time being of the Federal Republic of Germany.

               "Dollars" and "USD" means (i) the lawful currency for the time being of the United States of America and (ii) in immediately available and transferable funds or such other funds as are customary for same day settlement of international Dollar transactions.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "ERISA Affiliate" means with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which is under common control with such Person within the meaning of Section 414 of the Code, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "Event of Default" means any of the events described in
Section 12.02.

               "Event of Loss" means (i) an actual, constructive, agreed, arranged, or compromised total loss of the Vessel, or (ii) requisition of title to the Vessel by the United States of America (whether by voluntary contract of commitment or otherwise) or its flag state, or (iii) seizure or forfeiture of the Vessel of any kind or nature whatsoever not released pursuant to Section 16 of the relevant Mortgage, or (iv) requisition of use, confiscation, seizure or forfeiture of the Vessel of any kind or nature whatsoever by any government other than the United States of America (so long as war risk insurance satisfactory in form, substance and amount to the mortgagee of such Vessel is in place for the period of such registration) or its flag state for more than one hundred eighty (180) days. An Event of Loss shall be deemed to have occurred (a) in the event of an actual total loss of the Vessel, on the date of such loss, (b) in the event of damage to the Vessel which results in a constructive, agreed, arranged, or compromised total loss of the Vessel, on the date of the occurrence of the event giving rise to such damage, or (c) in the case of any event referred to in clause (ii), (iii) or (iv) above, on the date of the occurrence of such event.
               "Exchange Bank" means each, and "Exchange Banks" means every, financial institution with whom the Borrower has a forward exchange contract or the contracts on the Delivery Date of the HDW Vessel for amounts to be paid in Deutsche Marks under the HDW Shipbuilding Agreement.

               "Facility" means the loan facility granted by KfW and the Syndicate to Borrower in the amount of all the Loans.

               "Financial Indebtedness" means, in relation to each Obligor, (a) any indebtedness (whether long or short term) owed to any bank or financial institution; (b) any liability under any financial lease or bareboat charter and (c) any guarantee, indemnity or other assurance against financial loss given by that Obligor in respect of any of the foregoing.

               "First Assignment of Insurances" means, in respect of each Vessel, the Assignment of its Insurances in the form and upon the terms and conditions of the draft set out in Appendices C-1 or C-2.

               "First Mortgage" means, in respect of each HDW Vessel, the first priority mortgage on that Vessel securing the whole HDW Tranche, and in respect of each Daewoo Vessel, the first priority mortgage on that Vessel securing the whole Daewoo Tranche, in the form and upon the terms and conditions of the draft set out in Appendix B-1.

               "First Mortgagee" means, in respect of a First Mortgage securing the HDW Tranche, KfW and its successors and assigns pursuant to that Mortgage and, in respect of a First Mortgage securing the Daewoo Tranche, the Syndicate Agent and/or the Syndicate Members and their respective successors and assigns pursuant to that Mortgage.

               "Fixed Rate" means, in respect of each Note, the Interest Rate as determined by either Section 3.05 or 3.06, as the case may be.

               "Fixed Rate Conversion Date" means the first day of the Interest Period immediately succeeding the date on which the Borrower elects by written notice the Fixed Rate under the relevant HDW
Subportion pursuant to Section 3.05 or a Fixed Rate under the relevant Daewoo Subportion pursuant to Section 3.06.

               "Fixed Rate Notes" means the HDW Fixed Rate Notes and the Daewoo Fixed Rate Notes and "Fixed Rate Note" means any of them.

               "Frankfurt Banking Day" means a day on which banks are open for business in Frankfurt, Germany.

               "Governmental Instrumentality" shall mean and include (i) any national, provincial, or state government, political subdivision thereof, or local jurisdiction therein; (ii) any board, commission, department, division, organ, instrumentality, court, or agency of any entity specified in clause (i), however constituted; and (iii) any association, organization, or institution of which any entity specified in clause (i) is a member or to whose jurisdiction any entity specified in clause (i) is subject or in whose activities any entity specified in clause (i) is a participant.

               "Guarantee" and "Guarantees" shall have the following meanings:

              (i) Prior to any transfer of the Vessels pursuant to the Agreement to Acquire and Charter, the "Guarantee" shall mean the Guarantee dated the date hereof by the Guarantor guaranteeing APL's obligations under the Loan Agreement and the Security Documents to which it shall become a party substantially in the form of Appendix E; and

              (ii) From and after the transfer of any Vessel pursuant to the Agreement to Acquire and Charter, "Guarantees" shall mean, collectively, the Guarantee described in clause (i) above and the Guarantee dated the first Delivery Date on which the Transferee shall acquire a Vessel by the Guarantor guaranteeing the Transferee's obligations under the Loan Agreement and the Security Documents to which it shall become a party substantially in the form of Appendix E.

               "Guarantor" means American President Companies, Ltd.

               *

               "HDW *  Installment" shall have the meaning set forth in
Section 5.01.

               "HDW Charters" shall mean, collectively, each of the bareboat charter parties to be entered into on or before the Delivery Date of an HDW Vessel between APL and the Transferee which shall provide, among other things for (i) periodic basic hire payments in an amount at least sufficient to pay installments of principal and interest when due in respect of the HDW Notes, on a "hell and high water" basis,
(ii) supplemental hire payments in an amount sufficient to pay all other monies due under Sections 11 and 13 and (iii) the complete subordination of rights and claims of APL under said bareboat charter to the relevant HDW Mortgages, which shall be substantially in the form attached as Exhibit A to the Agreement to Acquire and Charter.

               "HDW Charter Assignment" means each and "Charter Assignments" means every first priority assignment of an HDW Charter of a given HDW Vessel by the Transferee to the Agent as security for the Transferee's obligations under the Loan Documents to which it is a party with respect to the corresponding Vessel Indebtedness, which shall be substantially in the form attached as Exhibit C to the Agreement to Acquire and Charter.

               "HDW Fixed Rate" shall have the meaning set forth in
Section 3.05.

               "HDW Fixed Rate Notes" means the Notes issued to KfW on the Fixed Rate Conversion Date and "HDW Fixed Rate Note" means any one of them.

               "HDW Floating Rate" shall have the meaning set forth in
Section 3.05.

               "HDW LIBO Rate Notes" means the Notes issued by the Borrower using the HDW Floating Rate.

               "HDW Notes" means the Notes evidencing the HDW Tranche as used pursuant to Section 4.

               "HDW Notice of Drawdown" shall have the meaning set forth in Section 2.01(b) and shall be substantially in the form attached hereto as Schedule 2-A.

               "HDW Security Documents" shall have the following meanings:

              (i) With respect to any HDW Vessel not transferred pursuant to the Agreement to Acquire and Charter, the "HDW
       Security Documents" shall mean the Guarantee, the First Mortgage, the First Assignment of Insurance and the Assignments and Agreements and Consents in favor of KfW, its successors and assigns; and

              (ii) With respect to any HDW Vessel transferred pursuant to the Agreement to Acquire and Charter, the "HDW Security Documents" shall mean the Guarantee, the First Mortgage, the First Assignment of Insurance, the Assignments and Agreements and Consents and the HDW Charter Assignment in favor of KfW, its successors and assigns.

               "HDW Subportion" means, in respect of each HDW Vessel, that portion of the HDW Tranche that concerns its purchase financing and "HDW Subportions A-C" shall have the meaning set forth in Section 2.01.

               "HDW Tranche" shall have the meaning set forth in Section
2.01.

               "Holder" means, in respect of each Note, the Lender which is registered as the holder of such Note in the relevant Register.

               "Incipient Default" shall mean any state of facts, any event, or any condition of which the Borrower has actual notice which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               "Indemnified Party" shall have the meaning set forth in
Section 11.01.

               "Insufficiency" means, with respect to any Plan, the amount, if any, as determined on an on-going basis by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

               "Insurances" means, in respect of each Vessel, each and every policy or contract of insurance or entry into a war risks or protection and indemnity association (which are now or may hereafter be) taken out or entered into in respect of that Vessel, her increased value or disbursements or otherwise howsoever in connection with that Vessel in order to comply with Borrower's obligations under the First Mortgage or (if a Daewoo Vessel) the Second Mortgage thereon.

               "Interbank Market" means the London Interbank Euro-
Currency Market.

               "Interest Determination Date" means two (2) New
York/Frankfurt/London Banking Days prior to the commencement of the relevant Interest Period on which the Agent or the Syndicate Agent, as the case may be, will make an interest determination.

               *

               "Interest Payment Date" means in respect of any HDW
Subportion A-C or any Daewoo Subportion A-C and any *       thereof, the
last day of any Interest Period in respect thereof determined in accordance with Section 3 hereof.

               "Interest Period" means each of the successive interest periods for the HDW and Daewoo Subportions determined in accordance with Sections 3.01 and 3.02, respectively, and 3.03 of this Agreement.

               "Interest Rate" means the rate of interest applicable to the Loan calculated in accordance with Sections 3.04-3.06, as the case may be.

               "Lenders" means KfW and any assignees of KfW pursuant to
Section 10.01(b) and each member of the Syndicate, including any Syndicate Assignee and "Lender" means any of them.

               "LIBO Rate" shall have the meaning set forth in Section
3.04.

               "LIBO Rate Conversion Date" means the first day of the Interest Period immediately succeeding the last date of the Interest Period to which a Fixed Rate applies under a Daewoo Subportion pursuant to Section 3.06.

               "LIBO Rate Notes" means both the HDW LIBO Rate Notes or the Daewoo LIBO Rate Notes and "LIBO Rate Note" means any one of them.

               "Loan Documents" means this Agreement, the Agreement to Acquire and Charter, the HDW Security Documents and the Daewoo Security Documents.

               "Loans" means the loans made by the Lenders under any Subportion of the HDW Tranche and the Daewoo Tranche, as the case may be, and "Loan" means any such loan.

               "London Banking Day" means a day on which banks are open for business in London.

               "Maximum Daewoo Tranche Amount" means
*                                                 United States Dollars
(USD *

               "Maximum HDW Tranche Amount" means *


               "Mortgages" shall mean, collectively, the First Mortgages and the Second Mortgages.

               "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which a Person or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding three (3) plan years made or accrued an obligation to make contributions.

               "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which a Person or any ERISA Affiliate, and more than one employer other than such Person or ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Person or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five (5) plan years preceding the date of termination of such plan.

               "New York Banking Day" means a day on which banks are open for business in the City of New York.

               "Notes" means the HDW Notes and the Daewoo Notes.

               "Obligors" means APL, the Transferee and the Guarantor and "Obligor" means any of them.

               "Original Contract Delivery Date" means, in respect of each Vessel, the date set against its hull number as set forth below, being the date on which it is scheduled to be delivered under the Shipbuilding Agreement relating thereto:

       Vessel                                       Delivery Date

       HDW Hull No. 297                             April 12, 1995
       HDW Hull No. 298                             July 10, 1995
       HDW Hull No. 299                             November 30, 1995

       Daewoo Hull No. 4028                  May 30, 1995
       Daewoo Hull No. 4029                  June 21, 1995
       Daewoo Hull No. 4033                  October 17, 1995

as each such date may be extended by up to twenty five (25) calendar days by HDW or Daewoo, as the case may be, under Article 1(e) of the HDW Shipbuilding Agreement or the Daewoo Shipbuilding Agreement, as the case may be, but excluding any other extensions thereto which may be permitted under Article 7 (force majeure) or any other provisions of the HDW Shipbuilding Agreement or the Daewoo Shipbuilding Agreement, as the case may be.

               "Original Principal Amount" means the aggregate principal amount of the HDW Notes and the Daewoo Notes, as the case may be.

               "Outstanding Indebtedness" means the aggregate principal amount of the Tranches outstanding together with accrued interest thereon and all other monies of whatever nature due or to become due and payable to KfW and the Syndicate in accordance with the terms of this Agreement and the other Loan Documents.

               "Paying Agent" shall have the meaning set forth in
Section 4.04.

               "PBGC" means the Pension Benefit Guaranty Corporation, or any entity or entities succeeding to any or all its functions under ERISA.

               "Percentage Interest" shall mean the interests set forth in Schedule 3 in respect of the Syndicate Members.

               *

               "Person" means any individual, corporation, partnership, business trust, joint venture, association, joint stock company, trust or other unincorporated organization, whether or not a legal entity, or any government or agency or political subdivision thereof.

               "Plan" means, at any time, any employee pension benefit plan maintained or contributed to or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to, by APL, the Guarantor, any of its Subsidiaries, or any ERISA Affiliate of APL, the Guarantor, or its Subsidiaries, which employee pension benefit plan is covered by Title IV of ERISA or is subject to the minimum funding standards of the Code.

               "Process Agent" shall have the meaning set forth in
Section 15.08.

               "Quarter Day" means in each year 31st March, 30th June, 30th September and 31st December.

               "Recoveries" means any amounts collected by the Agent or the Syndicate Agent, as the case may be, subsequent to an Event of Default.

               "Redemption Date" shall have the meaning set forth in
Section 5.04(b).

               "Register" shall have the meaning set forth in Section
4.04.

               "Registrars" shall have the meaning set forth in Section
4.04.

               "Repayment Date" means each date falling six (6) months after the Delivery Date of each Vessel and each six (6) months thereafter; provided, however, if such Delivery Date shall occur on the last Business Day in a calendar month and if there is no numerically corresponding day in such later month then such later Repayment Date shall be the last Business Day of such later month, which Repayment Date shall always be an Interest Payment Date.

               "Replacement Mortgage" has the meaning set forth in
Section 20(b) or (c) of each First Mortgage, as applicable, and in
Section 20(b) or (c) of the Second Mortgage, as applicable.

               "Second Assignment of Insurances" means, in respect of each Daewoo Vessel, the second assignment of insurances in favor of the Agent substantially in the form set out in Appendix C-3.

               "Second Charter Assignment" means the second priority assignment of the Daewoo Charter by the Transferee to KfW substantially in the form set forth in Exhibit C to the Agreement to Acquire and Charter.

               "Second Mortgage" means, in respect of each Daewoo
Vessel, the second priority mortgage on that Daewoo Vessel in favor of the Agent securing the whole HDW Tranche in the form and upon the terms and conditions of the draft set out in Appendix B-2.

               "Second Mortgagee" means KfW and its respective successors and assigns pursuant to the provisions of the Second
Mortgage.

                "Second Security Documents" means the Guarantee, the Second Mortgages, the Second Assignments of Insurances and upon the transfer of a Daewoo Vessel pursuant to the Agreement to Acquire and Charter, the Second Charter Assignments.

               "Security Documents" means the HDW Security Documents, the Daewoo Security Documents, the Second Security Documents and
"Security Document" means any of them.

               "Shipbuilding Agreements" means the HDW Shipbuilding Agreement and the Daewoo Shipbuilding Agreement and "Shipbuilding
Agreement" means either of them.

               "Subportions" means the HDW Subportions and the Daewoo Subportions and "Subportion" means any one of them.

               "Subsidiary" means a body corporate from time to time of which another (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per centum (50%) of the share capital or similar right of ownership (and in this definition "control" means the power to direct the management and the policies of a body corporate, whether through the ownership of voting capital, by contract or otherwise).

               "Substitute Basis" shall have the meaning set forth in
Section 6.01(c).

               "Suspension Notice" shall mean the notice given by the Agent or the Syndicate Agent to the Borrower pursuant to Section
6.01(a).

               "Syndicate Agent" shall mean Commerzbank AG, Hamburg, or any successor syndicate agent under this Agreement.

               "Syndicate Assignee" shall have the meaning set forth in
Section 10.02(a).

               "Tangible Net Worth" means, with respect to the Guarantor, the aggregate of all assets of the Guarantor which would, in accordance with generally accepted United States accounting principles, appear as assets on the consolidated balance sheet of the Guarantor, less the sum of (i) all liabilities and indebtedness on such balance sheet and (ii) all intangible assets such as goodwill, patents, trademarks, franchises, licenses and other like intangibles.

               "Tax" shall be construed so as to include, by reference to any applicable jurisdiction, any present or future tax, levy, impost, deduction, duty or other charge or withholding of a similar nature imposed by a Governmental Instrumentality (including, without limitation, any interest or penalty payable in connection with any failure to pay or any delay in paying any of the same) and "taxation" shall be interpreted accordingly.

               "Termination Event" means (i) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for thirty (30) day notice to the PBGC), or an event described in Section 4068 of ERISA, or
(ii) the withdrawal of APL, the Guarantor or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by APL, the Guarantor or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041A of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

               *










               "Transferee" shall mean APL Newbuildings, Ltd.

               "USD Equivalent" shall mean the Dollar amount calculated under the USD Exchange Rate.

               "USD Exchange Rate" shall mean 1 Dollar per *    Deutsche
Mark, which is based on average rates of exchange for such currencies obtained by the Borrower under forward exchange contracts submitted to Haight, Gardner, Poor & Havens by letter of the Guarantor dated August 20, 1993.

               "Value Test" shall have the meaning set forth in Section
5.03(c).

               "Vessel Indebtedness" means, in respect of each Vessel, all sums owing, actually or contingently, by the Borrower to the relevant Lender(s) in respect of that Subportion which relates to that Vessel under this Agreement (whether by way of repayment of principal, payment of commitment commission, payment of interest or default interest, payment upon any indemnity, reimbursement for costs or otherwise howsoever).

               "Vessels" means the HDW Vessels and the Daewoo Vessels and "Vessel" means any of them.

               "Withdrawal Liability" shall have the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

2.     THE TRANCHES

2.01 The HDW Tranche. (a) The HDW Subportions. Upon the terms and subject to the conditions set forth in this Agreement, KfW agrees to make available to the Borrower as its Commitment up to three (3) advances in the aggregate principal amount of up to the lesser of (i) *

               or (ii) *      of the Total Contract Price *
                            of the three (3) HDW Vessels based on the
               Contract Price of each such Vessel calculated as of each Vessel's Delivery Date using the USD Exchange Rate (the "HDW Tranche"). Such maximum loan amounts may be reduced from time to time to take into account any reductions in the Contract Price of any HDW Vessel calculated using the USD Equivalent at the request of APL, but any reductions made in loan amounts shall not thereafter be eligible for borrowing. The obligation of the Borrower to repay each of the three (3) advances (the "HDW Subportions A-C") under the HDW Tranche shall be evidenced by the HDW Notes. It is expressly understood and agreed that the Borrower shall have no right to receive, and KfW shall have no obligation to disburse, any amount in respect of any HDW Subportion greater than the lesser of (i)
               *                                                 or (ii)
               *   of the *                          Contract Price of a
               Vessel calculated as of such Vessel's Delivery Date.

                      (b) Disbursement of the HDW Subportion. Each HDW Subportion shall be disbursed on at least five (5) Business Days' written notice (the "HDW Notice of Drawdown") from APL (and the Transferee if it is to be the owner of the related Vessel) to the Agent specifying the Delivery Date, which shall be a Business Day. If after the giving of an HDW Notice of Drawdown it becomes apparent that the Delivery Date will not occur on the date specified as the Delivery Date in such notice, APL (and the Transferee if it is to be the owner of the related Vessel) shall immediately give notice to the Agent specifying a new Delivery Date (if known to APL) and requesting the Agent either to (i) reemploy the deposits acquired for the purpose of funding such HDW Subportion until the new Delivery Date, or (ii) liquidate such deposits. If the deposits acquired for the purpose of funding such HDW Subportion are liquidated, the Agent shall not have the obligation to disburse such HDW Subportion until it shall have received a new HDW Notice of Drawdown in accordance with the provisions set forth herein.

                      Not later than 11:00 a.m. (New York City time) on
               the Delivery Date, and upon fulfillment of the conditions in Section 7 hereof, the Agent will make such HDW Subportion available to (i) the Exchange Banks the amounts owed to the Exchange Banks under the relevant forward exchange contracts on the Delivery Date simultaneously with irrevocable confirmation from each of the Exchange Banks of release of the respective Deutsche Marks to an account designated by HDW in fulfillment of APL's payment obligations to HDW on the Delivery Date under the HDW Shipbuilding Agreement and (ii) any remaining balance to APL in same day funds at the account specified in the HDW Notice of Drawdown.

                      If for any reason (other than solely by default of
               the Agent) an HDW Subportion is not drawn down on the Delivery Date specified in the HDW Notice Drawdown, APL shall reimburse the Agent on demand for its losses and expenses in accordance with Section 11.01(a).

                      (c)     Expiration of the Commitment.  The
               commitment by KfW to provide funds for any HDW Subportion shall expire if the relevant HDW Vessel has not been delivered within two hundred seventy (270) days after its Original Contract Delivery Date. KfW may determine in its sole discretion (but without obligation on its part) whether and on what conditions, which will include payment of the indemnity pursuant to Section 11, any Delivery Date may be extended beyond such two hundred seventy (270) day period.

2.02           The Daewoo Tranche.  (a)      The Daewoo Subportions.
               Upon the terms and subject to the conditions set forth in this Agreement, each Syndicate Member agrees, severally but not jointly, to make available to the Borrower as its Commitment up to three (3) advances, which together with the advances made by the other Syndicate Members, shall be the lesser of (i) an aggregate principal amount of up to
               *
                 or (ii) *  of the Total Contract Price of the three
               Daewoo Vessels based on the Contract Price of each such Vessel (the "Daewoo Tranche"); provided, however, that the maximum Subportion in each case shall not exceed the sum of * of the Contract Price of each Daewoo Vessel as of its Delivery Date. Such maximum loan amounts may be reduced from time to time to take into account any reductions in such Contract Price at the request of APL, but any reductions made in loan amounts shall not thereafter be eligible for borrowing. The total amount of each Loan to be made available by each Syndicate Member in respect of a Daewoo Subportion shall not exceed at any time the Aggregate Amount for such Syndicate Member and shall be equal to such Member's Percentage Interest of the Daewoo Tranche. The obligation of the Borrower to repay each of the three advances (the "Daewoo Subportions A-C") under the Daewoo Tranche shall be evidenced by the Daewoo Notes. It is expressly understood and agreed that the Borrower shall have no right to receive, and no Syndicate Member shall have any obligation to disburse, any amount in respect of any Daewoo Subportion greater than such Member's Percentage Interest of the Contract Price for each Daewoo Vessel. The failure of any Syndicate Member to advance any amount which it is obligated to advance hereunder in respect of any Daewoo Subportion shall not relieve it or any other Syndicate Member of the obligation to make such advances, but no Syndicate Member or the Syndicate Agent shall be responsible for the failure of any other Syndicate Member to advance its Aggregate Amount to the Borrower in respect of any Daewoo Subportion.

                      (b) Disbursement of the Daewoo Subportion. Each Daewoo Subportion shall be disbursed on at least five (5) Business Days' written notice (the "Daewoo Notice of Drawdown") from APL (and the Transferee if it is to be the owner of the related Vessel) to the Syndicate Agent specifying the Delivery Date, which shall be a Business Day. APL (and the Transferee if it is to be the owner of the related Vessel) may request in such Daewoo Notice of Drawdown that, as a condition of the drawdown by the Borrower, the Syndicate Members make their respective portions of the Daewoo Subportion available to the Syndicate Agent one Business Day prior to the Delivery Date specified in such Daewoo Notice of Drawdown and confirmation to APL (and the Transferee if it is to be the owner of the related Vessel) by the Syndicate Agent that all of the Commitment has been made available on such date. If the Syndicate Members are requested to make their Commitment available before the Delivery Date as set forth herein, for purposes of determining the first Repayment Date and the Interest Period, the Delivery Date shall be deemed to be the date that the Syndicate was requested to make its Commitment available.

                      Not later than 10:00 a.m. (New York City time) on
               such Delivery Date or on the Business Day immediately preceding the Delivery Date if so requested by APL (and the Transferee if it is to be the owner of the related Vessel), each Syndicate Member shall make the portion of the Daewoo Subportion which it is obligated to make under
               Section 2.02(a) available to the Syndicate Agent in same-day funds at their account set forth in Section 5.07, and upon fulfillment of the conditions in Section 7 hereof, for disbursement to the Borrower on the Delivery Date in same-day funds at the location to be specified by APL (and the Transferee if it is to be the owner of the related Vessel) in the relevant Daewoo Notice of Drawdown.

                      If after the giving of a Daewoo Notice of Drawdown
               it becomes apparent that the Delivery Date will not occur on the date specified as the Delivery Date in such notice, APL (and the Transferee if it is to be the owner of the related Vessel) shall immediately give notice to the Syndicate Agent specifying a new Delivery Date (if known to APL) and requesting the Syndicate Agent either to (i) reemploy the deposits acquired for the purpose of funding such Daewoo Subportion until the new Delivery Date, or (ii) liquidate such deposits. If the deposits acquired for the purpose of funding such Daewoo Subportion are liquidated, the Syndicate Agent shall not have the obligation to disburse such Daewoo Subportion until it shall have received a new Daewoo Notice of Drawdown in accordance with the provisions set forth herein.

                      If APL (and the Transferee if it is to be the
               owner of the related Vessel) shall have requested in a Daewoo Notice of Drawdown that the Syndicate Members' Commitment be made available to the Syndicate Agent one Business Day prior to the Delivery Date, the Syndicate Agent shall confirm to APL (and the Transferee if it is to be the owner of the related Vessel) by telefax no later than 6:00 p.m. (Frankfurt time) on such date whether or not the total Commitment has been made available. If the Syndicate Agent shall have informed APL (and the Transferee if it is to be the owner of the related Vessel) that the total Commitment is not available and APL does not respond in writing to the contrary by 10:00 a.m. (New York time) on the following Business Day, the Syndicate Agent may assume that APL has given notice to delay the Delivery Date and shall reemploy the deposits acquired on an overnight basis unless otherwise instructed in writing by APL.

                      If for any reason (other than solely by default of
               the Syndicate Agent) a Daewoo Subportion is not drawn down on the Delivery Date specified in the Daewoo Notice of Drawdown, APL shall reimburse the Syndicate Agent and/or the Syndicate Members on demand for its losses and expenses in accordance with Section 11.01(a).

                      (c)     Expiration of the Commitment.  The
               Commitment by each Syndicate Member to provide funds for any Daewoo Subportion shall expire if the relevant Daewoo Vessel has not been delivered within two hundred seventy
               (270) days after its Original Contract Delivery Date.
               The Syndicate Members may determine in their sole discretion (but without obligation on their part) whether and on what conditions, which will include payment of the indemnity pursuant to Section 11, any Delivery Date may be extended beyond such 270-day period.

                      (d)  Syndicate Member Commitment Assumed.  Unless
               (i) the Syndicate Agent shall have received notice from a Syndicate Member prior to any Delivery Date that such Syndicate Member will not make available to the Syndicate Agent such Member's ratable portion of the related Daewoo Subportion, or (ii) APL shall not have requested in its relevant Notice of Drawdown that the Syndicate Agent request that each Syndicate Member's Commitment be available in the Syndicate Agent's account one (1) Business Day prior to any Delivery Date, the Syndicate Agent may assume that such Member has made such portion available to the Syndicate Agent on such Delivery Date in accordance with subsection (b) of this Section 2.02 and the Syndicate Agent may, in reliance upon such assumption, make available to the Borrower thereof on such date a corresponding amount. If the Syndicate Agent makes such corresponding amount available, and to the extent that such Member shall not have so made such ratable portion of the Daewoo Subportion available to the Syndicate Agent, such Syndicate Member and the Borrower severally agree to repay to the Syndicate Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Syndicate Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to the related Daewoo Subportion and (ii) in the case of such Member at an interest rate specified by the Syndicate Agent. If such Syndicate Member shall repay to the Syndicate Agent such corresponding amount, such amount so repaid shall constitute such Member's portion of that Daewoo Subportion for purposes of this Agreement, and to the extent of any such repayment, the Borrower shall be reimbursed in the amount of any payment made by it not necessary to fund such Syndicate Member's portion. Nothing in this Section 2.02(d) shall be deemed to relieve any Syndicate Member from its obligation to fulfill its Commitment hereunder or to prejudice any rights which APL or the Transferee, as the case may be, may have against any Syndicate Member as a result of any default by such Syndicate Member in funding its Commitment hereunder.

3.             INTEREST AND INTEREST PERIODS

3.01 HDW Interest. In respect of each HDW Subportion, each Interest Period by reference to which the LIBO Rate is to be determined by the Agent in respect of that Subportion, and each Interest Period with respect to which the Borrower elects to have fixed rate funding under Section
               3.05 with respect to such Subportion, shall be of *



3.02 Daewoo Interest. In respect of each Daewoo Subportion, each Interest Period by reference to which the LIBO Rate is to be determined by the Syndicate Agent in respect of that Subportion, and each Interest Period with respect to which the Borrower elects to have fixed rate funding under Section 3.06 with respect to such Subportion, shall be of *



3.03 Interest Periods. Notwithstanding the provisions of Sections 3.01 and 3.02 above:

                      (a) the first Interest Period in respect of each Subportion will commence on the Delivery Date of the Vessel relating thereto and each subsequent Interest Period will commence forthwith upon the expiry of the previous Interest Period in respect of that Subportion;

                      (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding day which is a Business Day;

                      (c) if any Interest Period commences on the last Business Day in a calendar month and if there is no numerically corresponding day in the month in which such Interest Period ends, such Interest Period shall end on the last Business Day in that later month; and

                      (d) the parties hereto may make any necessary adjustments to the duration of any Interest Period in respect of any Subportion so as to ensure that it ends on a Repayment Date relative to that Subportion.

3.04           *































3.05           HDW Tranche Interest.  (a) *












                      (b)     *


















                      (c)     *














                      (d)     *
               3.06           Daewoo Tranche Interest.  (a) *










                      (b)     *

















                      (c)     *




3.07 Determination of Interest Rates. Each determination of a rate of interest by the Agent or the Syndicate Agent, as the case may be, in respect of any Subportion under this Agreement shall, save in the case of manifest error, be final and binding upon the Borrower and shall be promptly notified by the Agent or the Syndicate Agent, as the case may be, to the Borrower.

3.08 Default Interest. (a) If the Borrower fails to pay any sum on the due date for payment owing to KfW hereunder (and irrespective of whether KfW has given the Borrower any notice in respect of such failure), the Borrower shall become liable to pay default interest which shall accrue on the amount of any such overdue sum from such due date until the date of payment in the manner provided in Section 5.06 to the Agent of the full amount of such overdue sum at the rate per annum *








               * and such default interest shall be payable by the Borrower on demand of the Agent and shall be compounded monthly.

                      (b) If the Borrower fails to pay any sum on the due date for payment hereunder owing to the Syndicate Agent or any Syndicate Member (and irrespective of whether the Syndicate Agent has given the Borrower any notice in respect of such failure), the Borrower shall become liable to pay default interest which shall accrue on the amount of any such overdue sum from such due date until the date of payment in the manner provided in
               Section 5.07 to the Syndicate Agent of the full amount of such overdue sum at the rate per annum *








               * and such default interest shall be payable by the Borrower on demand of the Syndicate Agent and shall be compounded monthly.

4.             THE NOTES

4.01 Notes: Title and Terms. (a) The HDW Notes. The Notes issued hereunder evidencing the HDW Tranche shall be designated as HDW Notes. The HDW Notes shall be substantially in the form set forth in Appendix *

                                The HDW Notes shall be dated the date of
               issuance thereof and shall bear interest in accordance with Section 3.05 hereto. If an HDW Vessel is to be transferred to a Transferee pursuant to the Agreement to Acquire and Charter on the Delivery Date of such Vessel, the HDW Notes relating to such Vessel shall be issued by the Transferee, as Borrower, upon execution and delivery of the related Charter Documents.

                      (b) The Daewoo Notes. The Notes issued hereunder evidencing the Daewoo Tranche shall be designated as Daewoo Notes. The Daewoo Notes shall be substantially in the form set forth in Appendix A-2 if a Daewoo Fixed Rate Note, and Appendix A-2B if a Daewoo LIBO Rate Note. The Daewoo Notes shall be dated the date of issuance thereof and shall bear interest in accordance with Section 3.06 hereto. If a Daewoo Vessel is to be transferred to a Transferee pursuant to the Agreement to Acquire and Charter on the Delivery Date of such Vessel, the Daewoo Notes relating to such Vessel shall be issued by the Transferee, as Borrower, upon execution and delivery of the related Charter Documents.

4.02 Issuance and Terms of Notes. The Notes shall be issued to the relevant Lender against payment therefor in accordance with the following: (a) The Notes shall be issued to the relevant Lender on the Delivery Date of the related Vessel; (b) each Note (including the Fixed Rate Notes when issued on a Fixed Rate Conversion Date)
               shall be dated the date of issuance; (c) the aggregate principal amount of Notes shall be the Original Principal Amount; (d) the principal amount of the Notes shall be payable in accordance with Section 5; (e) each Note shall be payable as to principal and interest therein to the Holder thereof or its registered assigns in accordance with Section 5.06 or 5.07, as applicable; and (f) no Notes may be issued in a denomination of less than *
                              .

                      The principal and interest payable on the HDW or
               Daewoo Fixed Rate Notes shall be payable in accordance with the amortization schedule attached thereto unless otherwise provided herein or therein.

                      Each Note shall bear interest as provided in
               Section 3.04, 3.05 or 3.06 of this Agreement on the unpaid principal amount thereof from time to time outstanding from the date thereof and shall be payable in accordance with the provisions set forth in Sections 5.01 and 5.02.

                      The Notes shall be executed on behalf of the
               Borrower by its President or one of its Vice Presidents or its Treasurer or one of its Assistant Treasurers or another of its duly authorized officers. Notes bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes.

4.03 Exchange of Notes After Interest Conversion. On a Fixed Rate Conversion Date or a LIBO Rate Conversion Date (in the case of the Daewoo Notes), the Interest Rate on the Notes relating to a particular Subportion shall be converted to a Fixed Rate or a LIBO Rate, as the case may be. Upon such conversion, the relevant Holders shall tender the related LIBO Rate Notes or the Fixed Rate Notes then outstanding to the relevant Registrar for exchange in accordance with Section 4.05 for the new Fixed Rate Notes or LIBO Rate Notes having the same aggregate principal amount, which Fixed Rate Notes or LIBO Rate Notes shall be entitled to the benefits of the relevant Guarantee and the security interests granted under the related Security Documents. Upon request of the relevant Registrar in accordance with Section 4.05, the Borrower shall execute and deliver a Fixed Rate Note or LIBO Rate Note in accordance with Section 4.02 hereof.

4.04 Registrar and Paying Agent. The Agent and the Syndicate Agent shall maintain an office or agency where the related Notes may be presented for registration of transfer or for exchange (the "Registrars") and an office or agency where such Notes may be presented for payment or for exchange (the "Paying Agent"). Each Registrar shall keep a register (the "Register") with respect to the Notes issued under its Tranche and to their transfer and exchange.

4.05 Transfer and Exchange. As required by Section 4.03 and at the option of any Holder thereof, Notes may be exchanged for an equal aggregate principal amount of other Notes of the same maturity and type (except as to exchanges pursuant to Section 4.03) and of any denominations of *
                               or more or transferred in accordance with
               the provisions of Section 10.01(b) in the case of the HDW Notes and Section 10.02(a) in the case of the Daewoo Notes upon surrender of the Notes to be exchanged at the principal office of the relevant Registrar, or at any office or agency maintained for such purpose pursuant to
               Section 4.04. Whenever any Note or Notes are so surrendered, the relevant Registrar shall deliver to the Borrower a written request for a replacement Note or Notes which request shall include instruction as to completion of the form of the Notes and Schedule 1 thereto. Upon receipt of such request, the Borrower shall execute and deliver to the relevant Registrar the replacement Note or Notes which the Holder or the transferee, as the case may be, is entitled to receive; provided that the Borrower shall not be obligated to execute and deliver any replacement Note upon transfer until it shall have received the notice required by
               Section 10.01(b) in the case of the HDW Notes or until the Syndicate Agent has complied with Section 10.01(d) in the case of the Daewoo Notes. Such replacement Note or
               Notes shall indicate any *            exercised by the
               Borrower and the adjustments thereto on Schedule 1 to any Note or Notes. Nothing in this Section 4.05 shall be construed to establish any obligation or liability of the Borrower to any Person with respect to any transfer or exchange other than its responsibility to promptly execute and deliver replacement Notes upon the request of the relevant Registrar.

                      All Notes issued upon any registration of transfer
               or exchange of Notes, as provided in, and subject to, this Section 4.05 shall be the valid obligations of the Borrower, evidencing the same obligations, and entitled to the same security and benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

                      Every Note presented or surrendered for
               registration of transfer or exchange shall (if so required by the Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

                      No service charge shall be made to a Holder for
               any registration of transfer or exchange of Notes, but each Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to
               Section 4.03 not involving any transfer.

                      Each Registrar shall not be required (i) to
               register the transfer of or to exchange any Note during a period beginning at the opening of business fifteen (15) Business Days before the day of the mailing of a notice of redemption of Notes pursuant to Section 5.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or to exchange any Note called for redemption pursuant to such
               Section 5.04.

4.06 Holder Lists; Ownership of Notes. (a) The Agent and the Syndicate Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the HDW and the Daewoo Notes, respectively.

                      (b) Ownership of the Notes shall be proved by the Register kept by the relevant Registrar. Prior to due presentment for registration of transfer of any Note, the Agent, the Syndicate Agent, the Paying Agent and the Registrars may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and (subject to the provision herein regarding the applicable record dates) interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Agent, the Syndicate Agent, the Lenders, the Paying Agent or the Registrars shall be affected by notice to the contrary. In addition, the Registrar for the Syndicate Agent shall record the names and addresses as required by Section 10.02(c) hereof. The Holder lists referred to in Section 4.06(a) shall be made available to the Borrower upon its written request delivered to the relevant Registrar or the Agent or the Syndicate Agent, as the case may be.

4.07 Mutilated, Destroyed, Lost or Stolen. If any Note shall become mutilated, destroyed, lost or stolen, the Borrower shall issue, execute, and deliver, in replacement thereof, as applicable, a new Note of the same type and having the same maturity, payable to the same Holder in the same principal amount and dated the same date as the Note so mutilated, destroyed, lost or stolen pursuant to a written request from the relevant Registrar with instructions as to completion of the form of the replacement Note and Schedule 1 thereto. If the Note being replaced has become mutilated, such Note shall be surrendered to the Agent or the Syndicate Agent, as the case may be. If the Note being replaced has been destroyed, lost or stolen, the Holder of such Note shall furnish to the Borrower and the Agent or the Syndicate Agent, as the case may be, (i) such security or indemnity as may be required by it to save the Borrower and the Agent or the Syndicate Agent, as the case may be, harmless, and (ii) evidence satisfactory to the Borrower and the Agent or the Syndicate Agent, as the case may be, of the destruction, loss or theft of such Note and of the ownership thereof. Nothing in this Section 4.07 shall be construed to establish any obligation or liability of the Borrower to any Person with respect to mutilated, destroyed, lost or stolen Notes other than its responsibility to promptly execute and deliver any replacement Notes upon the request of the relevant Registrar.

4.08 Cancellation. The Registrar and any Paying Agent shall forward to the Agent or the Syndicate Agent, as the case may be, all Notes surrendered to them for replacement, redemption, registration of transfer, exchange or payment. The Agent or the Syndicate Agent, as the case may be, shall cancel all Notes surrendered for replacement, redemption, registration of transfer, exchange, payment or cancellation and shall return promptly all cancelled Notes to the Borrower.

5.             REPAYMENT

5.01           HDW Tranche.  The Borrower shall repay each HDW
               Subportion by payment of *
               semiannual installments of principal (each *
                                 Installment") in accordance with
               Section 5.06.  *

                                                                 to the
               Notes evidencing the indebtedness relating to that Subportion and shall be payable on each Repayment Date. Notwithstanding anything herein to the contrary, if any Repayment Date shall occur on a date which is not a Business Day, then such principal installment shall be payable on the next succeeding Business Day; provided, however, if such succeeding Business Day falls on the next month, such principal installment shall be payable on the preceding Business Day. The Borrower shall pay interest on each HDW Subportion on each Interest Payment Date for that Subportion in accordance with Section 5.06. The final principal payment schedule will be provided by the Agent for each HDW subportion upon disbursement of such Subportion.

5.02           Daewoo Tranche.  The Borrower shall repay each Daewoo
               Subportion by payment of *       semiannual installments
               of principal (each *
                   Installment") in accordance with Section 5.07.

               *                                                   to
               the Notes evidencing the indebtedness relating to that Subportion and shall be payable on each Repayment Date. Notwithstanding anything herein to the contrary, if any Repayment Date shall occur on a date which is not a Business Day, then such principal installment shall be payable on the next succeeding Business Day; provided, however, if such succeeding Business Day falls on the next month, such principal installment shall be payable on the preceding Business Day. The Borrower shall pay interest on each Daewoo Subportion on each Interest Payment Date for that Subportion in accordance with
               Section 5.07. The final principal payment schedule will be provided by the Syndicate Agent for each Daewoo Subportion upon disbursement of such Subportion.

5.03           *
               *
               *







































5.04 Prepayment. (a) Voluntary Prepayment. Subject to no Event of Default, or Incipient Default, having occurred and being continuing, the Borrower may prepay at its option the outstanding principal amount of any Subportion, in accordance with Section 5.06 or 5.07, as applicable, in whole or in part, but any partial prepayment may be made only in inverse order of maturity;
               *




                                                                  on the
               date set for such repayment set forth below, together with (i) interest accrued thereon to such date; (ii) a
               prepayment commission of *   % of the principal amount of
               each such Subportion so prepaid in respect of any
               *           Notes and/or *                   Notes during
               the period running from the Delivery Date of the related Vessel and ending on the sixth anniversary thereof with no such commission to be charged thereafter; and (iii) any amounts owed under Section 11 hereof, with respect to the Subportion being prepaid; provided that, unless the Agent or the Syndicate Agent, as the case may be, shall otherwise agree, partial prepayments may only be made in amounts aggregating not less than *
                                      or integral multiples thereof. If
               the Borrower shall elect to make any such optional prepayment, the Borrower shall deliver a notice conforming to the requirements of Section 15.04, at least ten (10) Business Days prior to the date it selects for such prepayment, to the Agent and the Syndicate Agent.
               If prepayment is made in respect of any Daewoo Subportion, the Commitment of each Syndicate Member shall be reduced pro rata by the amount of such prepayment, and each one of the Dollar amounts set forth in Schedule 3 hereto shall be reduced accordingly. Any notice of prepayment given as aforesaid shall be irrevocable and shall oblige the Borrower to make such prepayment on the date specified in the notice. Any Note or part thereof so prepaid may not be reissued.

                      (b)     Mandatory Prepayment.

                     (i)     If an Event of Loss shall occur with
                              respect to any Vessel after its delivery, the Borrower shall give prompt written notice thereof to the Agent or the Syndicate Agent, as the case may be, and as soon as practicable thereafter, the Borrower shall give such parties written notice of the date on which all of the Notes pertaining to that Subportion shall be redeemed (the "Redemption Date"), which date shall be a Business Day and shall be not earlier than ten (10) Business Days after the date notice of the Redemption Date is given and not later than the one hundred eightieth (180th) day after the date of such Event of Loss; provided, however, that for purposes of a requisition of use, confiscation, seizure or forfeiture of such Vessel as set forth in clause (iv) of the definition for "Event of Loss," the Redemption Date shall be no later than the sixtieth (60th) day after the date of such Event of Loss.

                      (ii) On the Redemption Date, the Borrower shall pay to the Agent or the Syndicate Agent, as the case may be, funds equal to the (x) principal amount outstanding under the relevant Subportion plus interest accrued thereon, and (y) any amounts owed under
                              Section 11 hereof, with respect to the
                              Subportion relating to the Vessel having suffered an Event of Loss.

                   (iii) All monies received under this Section 5.04(b) prior to the Redemption Date by the Agent, the Syndicate Agent or any Lender shall be credited against the payment obligations of the Borrower under
                              Section 5.04(b)(ii) hereof.

                   (iv) Subject to no Event of Default, or Incipient Default, having occurred and being continuing, if any of the Lenders receive any proceeds from insurance or compensation as to such Event of Loss, in excess of the payment obligations to it of the Borrower under Section 5.04(b)(ii) hereof, the balance of such proceeds shall be paid to the Borrower.

                      (c) Release of Mortgage After Prepayment. Upon prepayment by the Borrower of any HDW or Daewoo Subportion in full, the Agent and/or the Syndicate Agent, as the case may be, shall release the Mortgage(s) on the Vessel relating to such Subportion so long as no Event of Default or Incipient Default shall have then occurred and be continuing. All costs and expenses reasonably incurred by the Agent, the Syndicate Agent and any Lender (excluding any legal fees and expenses by any Lender other than the Agent or the Syndicate Agent) in connection with such release and discharge of such Mortgage(s), including, but not limited to, any indemnity payments set forth in Section 11 hereof then due and payable, shall be for the account of, and payable by, the Borrower.

                      (d) *





























               *


5.05 No Deduction or Set-off. All amounts payable by the Borrower under this Agreement and/or under any of the Loan Documents to which the Borrower is a party, including amounts payable under this Section 5, shall be paid in full without set-off or counterclaim or retention. Nothing contained in this Section 5.05 shall be construed to be a waiver, modification, alteration, or release of any claims which the Borrower may have at any time during the period any Subportion is outstanding or subsequent thereto for damages for equitable relief, not inconsistent with this Section 5.05, for breach by the Agent, the Syndicate Agent or any Lender, or any other Person of any provisions in any of the Loan Documents or for any loss due to any acts taken by any of the parties hereto or thereto.

5.06 Accounts for Payments under the HDW Tranche. All payments to be made by the Borrower to the Agent hereunder in USD shall be made not later than 2:00 p.m. (New York time) on the date upon which the relevant payment is due either (i) by transferring such amounts in immediately available funds by wire for credit to *


                            , or to such other commercial bank in the
               United States of America as shall be specified in a written notice to the Borrower received by the Borrower at least three (3) Business Days prior to any date of payment (which notice shall be effective until rescinded or changed by like notice) for credit to an account maintained by the Agent with such bank, in either case, under two (2) days' prior direct advice to the receiving bank indicating the amount of the funds and the transferring bank.

5.07 Accounts for Payments under the Daewoo Tranche. All payments to be made by the Borrower to the Syndicate Agent hereunder in USD shall be made not later than 2:00 p.m. (New York time) on the date upon which the relevant payment is due by transferring such amounts in immediately available funds by wire for credit to *


                                                         , under two (2)
               days' prior direct advice to Commerzbank AG, Kiel Branch,
               * , indicating the amount of the funds and the transferring bank or to such other commercial bank in the United States of America as shall be specified in a written notice to the Borrower received by the Borrower at least three (3) Business Days prior to any date of payment (which notice shall be effective until rescinded or changed by like notice) for credit to an account maintained by the Syndicate Agent with such bank.

5.08 Satisfaction of Borrower's Payment Obligations. Any payment required hereunder and made in accordance with Sections 5.06 or 5.07 shall be deemed for all purposes to have been satisfied and duly made; provided, however, that if any such payment to the Agent or the Syndicate Agent, as the case may be, shall be recovered by the Borrower's trustee in bankruptcy or any other Person under any applicable bankruptcy law, such payment shall be deemed not to have been made.

5.09 Application of Payments. (a) Any sums received or recovered by the Agent in exercise of the Agent's rights
               (i) upon or after the occurrence and continuance of an Event of Default may be applied to the items set forth in clauses FIRST, SECOND, THIRD and SEVENTH below (in that order), or as otherwise provided in the Loan Documents if such Event of Default shall have been cured or waived prior to acceleration, and as set forth in clauses FIRST through EIGHTH below if the HDW Notes have been accelerated, or (ii) following an Incipient Default shall be held until such Incipient Default has been cured or waived, in which case the same shall be applied as otherwise provided in the Loan Documents, or until such Incipient Default becomes an Event of Default, in which event the same shall be applied pursuant to subclause (i) of this clause (a):

                      First:  in payment to the Agent of any costs
               (including legal costs and expenses) incurred by the Agent in effecting such Recoveries and unpaid agency fees;

                      Second:  in payment to the Agent of commitment
               commission due on the HDW Tranche;

                      Third:  in payment to the Agent of any interest
               due in respect of all HDW Subportions;

                      Fourth: *



                      Fifth:  in payment to the Agent of any prepayment
               compensation payable in accordance with this Agreement (including, without limitation, any amounts payable under Section 11) due in respect of any HDW Subportion;

                      Sixth:  in payment to the Agent of the outstanding
               principal balances of all HDW Subportions;

                      Seventh:  in payment to the Agent of the balance,
               if any, of the Outstanding Indebtedness then due;

                      Eighth:  the balance, if any, in payment to the
               Borrower or whomsoever else shall be entitled thereto.

                      (b)  Any sums received or recovered by the
               Syndicate Agent in the exercise of the Syndicate's rights consequent (i) upon or after the occurrence and continuance of an Event of Default may be applied to the items set forth in clauses FIRST, SECOND, THIRD and SEVENTH below (in that order), or as otherwise provided in the Loan Documents if such Event of Default shall have been cured or waived prior to acceleration, and as set forth in clauses FIRST through EIGHTH below if the Daewoo Notes have been accelerated, or (ii) following an Incipient Default shall be held until such Incipient Default has been cured or waived, in which case the same shall be applied as otherwise provided in the Loan Documents, or until such Incipient Default becomes an Event of Default, in which event the same shall be applied pursuant to subclause (i) of this clause (b):

                      First:   in payment to the Syndicate Agent of any
               costs (including legal costs and expenses) incurred by the Syndicate Agent in effecting such Recoveries and unpaid agency fees;

                      Second:  in payment ratably to the Syndicate of
               commitment commission due on the Daewoo Tranche;

                      Third:  in payment ratably to the Syndicate of any
               interest due in respect of all Daewoo Subportions;

                      Fourth: *



                      Fifth:  in payment ratably to the Syndicate of any
               prepayment compensation payable in accordance with this Agreement (including, without limitation, any amounts payable under Section 11) due in respect of all Daewoo Subportions;

                      Sixth:  in payment ratably to the Syndicate of the
               outstanding principal balances of all Subportions;

                      Seventh:  in payment ratably to the Syndicate of
               the balance, if any, of the Outstanding Indebtedness, then due;

                      Eighth:  the balance, if any, in payment to the
               Borrower.
5.10 Any prepayment required to be made or elected to be made by the Borrower pursuant to this Section 5 or Section 6 shall not constitute acceleration of the affected Loan or Subportion.

6.             SUBSTITUTE BASIS, ILLEGALITY, INCREASED COSTS

6.01           Market Disturbance.

                      (a) Notwithstanding anything to the contrary in this Agreement, if and each time that at any time prior to the commencement of any Interest Period in respect of any Subportion the Agent or the Syndicate Agent, as the case may be, shall have determined in good faith (which determination shall be conclusive and binding on the parties hereto) that:

                             (i)  by reason of changes arising after
                      the date of the Agreement affecting the Interbank Market adequate and fair means do not exist for ascertaining the rate of interest applicable to such Subportion during the next succeeding Interest Period pursuant to Section 3.04; or

                             (ii)  deposits in Dollars of equal
                      duration to such Interest Period will not be available to it in the Interbank Market in sufficient amounts in the ordinary course of business to fund the Subportion during the next succeeding Interest Period; or

                             (iii)  by reason of any material change in
                      applicable law or regulation or of any change in national or international financial or economic conditions the Agent or any Syndicate Member, as the case may be, is unable to fund or to continue to fund a Subportion during the next succeeding Interest Period by deposits obtained in the Interbank Market;

               then the Agent or the relevant Syndicate Member, as the case may be, shall promptly give a Suspension Notice for that Interest Period, containing full particulars thereof in reasonable detail to the Borrower.

                      (b) Suspension of Drawdown. If a Suspension Notice is given by the Agent or any Syndicate Member, as the case may be, before the advance of a Subportion in accordance with Section 2.01 or 2.02, as the case may be, then the Agent or the Syndicate Agent, as the case may be, shall not be obliged to make the advance until notice to the contrary is given by the Agent or the Syndicate Agent, as the case may be. During the period of thirty
               (30) days from the giving of such Suspension Notice, the Agent or the Syndicate Agent, as the case may be, shall consult in good faith with the Borrower with a view to agreeing to an alternative basis for the advance of such Subportion. If such alternative basis is agreed between the Borrower and the Agent or the Syndicate Agent, as the case may be, it shall apply in accordance with its terms.

                      (c)  Substitute Basis.

                             (i)  If a Subportion has been advanced
                      before a Suspension Notice is given by the Agent or the Syndicate Agent, as the case may be, the Agent or the Syndicate Agent, as the case may be, shall, during a period of thirty (30) days from the date of such Suspension Notice, negotiate in good faith with a view to agreeing to an alternative basis (the "Substitute Basis") for maintaining the Loan during such Interest Period. If at the expiry of such thirty-day period, a Substitute Basis shall have been agreed between the affected Lender, as the case may be, and the Borrower, the Substitute Basis shall be effective retroactively to the beginning of such Interest Period. Each Substitute Basis so agreed shall be binding on the Borrower and the affected Lender and shall be treated as a part of this Agreement.

                             (ii)  If at the expiry of such thirty (30)
                      day period, no Substitute Basis shall have been so agreed, then, subject to sub-paragraph (d) below, the interest rate basis to apply during such Interest Period as to the commitment of each affected Lender shall be determined in accordance with Section 3.05(a)(i) or 3.06(b), as the case may be, or the margin set forth in Section 3.05 or 3.06, as the case may be, plus such rate as such affected Lender shall determine and certify to the Agent or the Syndicate Agent, as the case may be, (such certificate to set out the basis for computation of such rate and to be conclusive in the absence of manifest error). Such rates shall be

                      *                                           (in
                      good faith and using reasonable endeavors) to minimize the interest cost to the Borrower of its Loan for such Interest Period (and if such affected Lender certifies that it is unable to fund its Loan in the Interbank Market, such cost may be based on the funding thereof in alternative currencies and markets). The affected Lender, as the case may be, shall give prompt notice to the Borrower of such rate certified as aforesaid.

                      (d) So long as any Substitute Basis is in force, the Agent or the Syndicate Agent, as the case may be, in consultation with the Borrower, shall from time to time, but not less often than monthly, review whether or not the circumstances referred to in this Section 6.01 still prevail with a view to returning to the normal provisions of this Agreement.

                      (e)  If the affected Lenders determine a
               Substitute Basis in accordance with Section 6.01(c)(ii), the Borrower shall notify the Agent or the Syndicate Agent and the affected Lender, as the case may be, in writing within five (5) Business Days of the receipt of such demand from the Agent or the Syndicate Agent, as the case may be, whether or not it rejects such Substitute Basis. If the Borrower does not reject by telex or in writing, such Substitute Basis shall apply in accordance with its terms. If the Borrower notifies the Agent or the Syndicate Agent, as the case may be, of its rejection of such Substitute Basis as aforesaid, then the Borrower shall forthwith prepay to the Agent or the Syndicate Agent, as the case may be, the Loan of the affected Lender together with interest accrued thereon at such Substitute Basis.

6.02 Change of Circumstances. (a) If any law, regulation or treaty which comes into force after the date of this Agreement or official directive (whether or not having the force of law) which is issued after the date of this Agreement or the interpretation or application thereof by any authority charged with the administration or application thereof:

               (i) imposes, modifies or deems applicable any reserve and/or special deposit requirements against or in respect of assets or liabilities of, or deposits with or for the account of, or its loans or credit extended by, the relevant Lender(s) or its applicable lending office with respect to any Subportion; or

           (ii) imposes on the relevant Lender(s) or its applicable lending office any other condition with respect to this Agreement or any Subportion of the Tranches or their funding; or

          (iii) If the relevant Lender(s) or its applicable lending office complies with any request, requirement, law, regulation or directive (which is made or comes into force after the date of this Agreement) from any central bank or other applicable fiscal monetary or other authority (whether or not having the force of law)

               and as a result of any of the foregoing clause (i), (ii) or (iii):

               (A) the cost to such Lender(s) of making, funding or maintaining any Subportion is increased; or

               (B) the amount of principal, interest or other amount payable to such Lender(s) or the effective return to such Lender(s) hereunder is reduced; or

               (C) such Lender shall be subject to any change in Taxes, with respect to advancing or maintaining its share of a Subportion or shall change the basis of taxation of payments to any Lender of the principal or interest in respect of a Subportion or its obligation to fund any Subportion (except for (1) changes in the rate of tax on the overall net income of a Lender or its applicable lending office imposed by the jurisdiction in which the Lender's principal office or applicable lending office is located and (2) a tax referred to in
                      Section 11.02(a));

           (iv)      Then and in any such case:

              (A)    each Lender shall promptly notify the Borrower of
                      any event of which it has knowledge which will entitle it to compensation pursuant to this
                      Section 6.02 and will verify whether it can designate a different lending office or take such other action which will avoid the need for or reduce the amount of such compensation which will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender;

               (B) upon demand from time to time by such Lender the Borrower shall pay to such Lender such amount (which may be in the form of an increased rate or a different method of calculating interest or otherwise as such Lender shall reasonably determine) as shall compensate such Lender for such increased cost or reduction. Such Lender shall promptly furnish to the Borrower in good faith a certificate setting out in reasonable detail the event giving rise to such compensation, the amount thereof and the manner in which it has been calculated and such certificate shall in the absence of manifest error be conclusive; and

              (C)    the Borrower may, subject to giving to such Lender
                      not less than ten (10) Business Days' prior notice of such prepayment, prepay each Loan so affected together with all interest accrued thereon and all fees and other amounts payable to such Lender hereunder (including, without limitation, amounts payable under Section 11 and any applicable prepayment commission as set forth under Section 5.04(a)).

6.03 Illegality. Notwithstanding anything to the contrary herein contained, if any change in law, regulation or treaty or in the interpretation or application thereof by any authority charged with the administration or application thereof shall make it unlawful for any Lender to make, fund or maintain its Loan in respect of any Subportion thereof or to give effect to its obligations as contemplated hereby, such Lender may, by written notice thereof to the Agent or the Syndicate Agent, as the case may be, who shall promptly give notice to the Borrower and the other Lenders in respect of such Subportion, declare that such Lender's obligations under this Agreement in respect of the Subportion thereof has or will become unlawful. The affected Lender shall undertake its best efforts to maintain its Commitment through any commercial means practicable which, in the sole opinion of such Lender shall not be disadvantageous to such Lender, including designating a different lending office. If no such means is available in the sole opinion of such Lender, or if the Borrower shall not agree to such means, then the affected Lender's obligations under this Agreement shall terminate forthwith. Upon termination of any affected Lender's obligations under the Agreement, the Borrower shall prepay on the next following Repayment Date applicable to each Loan advanced by such affected Lender, (or on such earlier date, if any, as may be required as a result of any such change) each such Loan so affected together with all interest accrued thereon and all fees and other amounts payable to such Lender hereunder (including, without limitation, amounts payable under Section 11). Such Lender's obligations hereunder to advance any undisbursed amount of any such Subportion thereof so affected shall be cancelled on the giving of such notice.
7.             CONDITIONS PRECEDENT TO ADVANCE

               Each Lender's obligation to make its part of the HDW and the Daewoo Subportions available to the Borrower on each Delivery Date is expressly conditioned upon the following preconditions being satisfied and upon receipt by the Agent or the Syndicate Agent, as the case may be, of the following documents and evidence, as the case may be, on or before a closing to be held on the Delivery Date at the offices of Haight, Gardner, Poor & Havens, 195 Broadway, New York, New York 10007, or at such other place as may be agreed upon by the Borrower, the Agent and the Syndicate Agent:

                      (a) Each of the Borrower and the Guarantor shall be a corporation duly organized and existing in good standing under the laws of the jurisdiction of its incorporation; each of the Borrower and the Guarantor shall have full corporate power and authority to own its assets, conduct its business as then being conducted, and enter into and consummate the transactions contemplated hereby and by the other Loan Documents to which it is a party, and the Agent or the Syndicate Agent, as the case may be, shall have received (i) a certified copy of the certificate of incorporation of each of the Borrower and the Guarantor, (ii) a certificate of the Secretary of each of the Borrower and the Guarantor attaching the minutes or resolutions of its Board of Directors authorizing the transactions contemplated herein, (iii) a certificate from the Secretary of each of the Borrower and the Guarantor or evidencing the authority of the persons executing the Loan Documents, to which it is a party, to execute and deliver such Loan Documents and such Obligor to perform under the Loan Documents to which it is a party, and (iv) a certificate of good standing as to each of the Borrower and the Guarantor, all in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

                      (b) not less than five (5) days (or such shorter period as the Agent or the Syndicate Agent, as the case may be, may agree) before the proposed date for the making of each such Subportion, the Agent or the Syndicate Agent, as the case may be, shall have received an HDW or a Daewoo Notice of Drawdown, as the case may be, from the Borrower;

                      (c) no Event of Default shall have occurred and be continuing and no Incipient Default shall have occurred and be continuing and the Borrower and the Guarantor shall provide an officer's certificate to such effect in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

                      (d) there shall not have occurred any material adverse change in the financial condition of either of the Borrower or the Guarantor which in the reasonable opinion of the Agent and/or the Syndicate Agent would materially and adversely affect the ability of (x) the Borrower to perform its obligations as to the repayment of the Facility by the installments together with interests thereon herein set out or to perform its obligations under the Loan Agreement and the Security Documents to which it is or will become a party, or (y) the Guarantor to perform its obligations under the Guarantee;

                      (e) all representations and warranties of each of the Obligors contained in this Agreement and each of the Loan Documents to which each of them is, respectively, a party being true and correct in all material respects on that Delivery Date, except insofar as they relate exclusively to an earlier date, and each Obligor shall provide officer's certificates confirming such matters;

                      (f)  all governmental and other consents,
               licenses, approvals and authorizations, if any, required with respect to the performance of the Borrower and the Guarantor under the Loan Documents to which it is a party shall have been obtained and shall not have been revoked and, if requested by the Agent or the Syndicate Agent or its special counsel, true and complete copies of any of the same shall be provided;

                      (g)  all Uniform Commercial Code financing
               statements or other document necessary, or reasonably requested by the Agent or the Syndicate Agent, to perfect its security interests under any of the Security
               Documents in the United States of America, the Marshall Islands or any other relevant jurisdiction;

                      (h)  certificate of the Borrower that it has
               delivered to each of the Agent and the Syndicate Agent a complete copy of the relevant Shipbuilding Agreement to the relevant Vessel including any subsequent amendments or supplements thereto not previously furnished;

                      (i) copies of the Bill of Sale and the Builder's Commercial Invoice and the Builder's Certificate to the relevant Vessel from HDW or Daewoo, as the case may be, to the Borrower;

                      (j) all fees under Section 13 hereof accrued and due to the relevant Lenders have been paid in full and confirmation from HDW or Daewoo, as the case may be, of payment as to all amounts then due under the relevant Shipbuilding Contract as to the Vessel being delivered;

                      (k) (x) if the Vessel is to be transferred to the Transferee pursuant to the Agreement to Acquire and Charter, then evidence that such Vessel is duly registered in the name and ownership of the Transferee under the law and flag of the Republic of The Marshall Islands, free of registered liens except the relevant Mortgage(s); and (y) if the Vessel is not to be transferred to the Transferee, then evidence that such Vessel is duly registered in the name and ownership of the Borrower under the laws and flag of its registry, free of registered liens except the relevant Mortgage(s); provided that, notwithstanding anything to the contrary in this Loan Agreement or any other Loan Document, any Vessel may be initially documented upon its Delivery Date under the laws and flag of the United States, if written notice of the intention to so document such Vessel is given to the Agent or the Syndicate Agent, as the case may be, not less than sixty (60) days prior to such Delivery Date, and the parties hereto shall make such changes to the Loan Documents and take such actions (including, but not limited to, the selection of an approved trustee to act as mortgagee for the relevant Lenders and appropriate modification of the Loan Documents) which are consistent with the Loan Documents and which such parties may reasonably deem necessary to effectuate this proviso clause, and provided further that, notwithstanding anything to the contrary in this Loan Agreement or any other Loan Document, APL may transfer any Vessel to the Transferee pursuant to, and for all purposes of this Agreement and the Agreement to Acquire and Charter prior to the Delivery Date of such Vessel by assignment of the related HDW Shipbuilding Agreement or Daewoo Shipbuilding Agreement, as the case may be, to the extent the same relates to such Vessel, to the Transferee, and the parties shall make such changes to the Loan Documents which are consistent with the Loan Documents and which such parties may reasonably deem necessary to effectuate this provided further clause;

                      (l) each Loan Document, in respect of such Vessel duly executed, delivered and, where appropriate, registered or recorded (together with any documents to be executed pursuant to the terms thereof, including without limitation, notices of the Assignment(s) of Insurances);

                      (m) confirmation from HDW or Daewoo, as the case may be, in the form set forth in Schedule 5-A or 5-B, respectively;

                      (n) confirmation from the Borrower in the form set forth in Schedules 5-C or 5-D, as the case may be;

                      (o) certificate of acceptance of the relevant Vessel by an authorized representative of the Borrower as to the Vessel;

                      (p) an independent broker's report, in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, describing all insurance then carried and maintained with respect to the Vessel and the expiration date thereof, together with certificates of insurance in accordance with Section 29(f)(i) of the Vessel's Mortgage(s), including a written confirmation from such broker in a form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, that such insurance complies with the terms of Section 29 of the Vessel's Mortgage(s);
                      (q) interim class certificate (dated not more than ten (10) days prior to the relevant Delivery Date) evidencing that such Vessel is in class and classed in the highest classification for vessels of the same age and type by the Classification Society;

                      (r) copies of all documents to be delivered by HDW or Daewoo, as the case may be, under Article
               17(a)(ii) of the relevant Shipbuilding Agreement;

                      (s)  each of the Lenders shall have received
               executed originals of the opinions set forth as Schedules 4A and 4B hereto as well as such other opinions from such counsel as each Lender shall reasonably request and each of the Lenders shall have received from its special counsel, Haight, Gardner, Poor & Havens, a favorable opinion, in form and substance satisfactory to the Lenders, as to such matters incident to the transactions contemplated hereby as any such Lender may reasonably request; and

                      (t) if the Vessel is to be transferred to the Transferee pursuant to the Agreement to Acquire and Charter, then all conditions precedent to the Transferee's obligations on the related Delivery Date set forth in Section 3 of the Agreement to Acquire and Charter shall have been satisfied.


8.             REPRESENTATIONS AND WARRANTIES

               APL represents and warrants to each of the Lenders that:

                      (a)  APL is a corporation duly organized and
               validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

                      (b) APL has legal power and authority to enter into and carry out the terms of this Agreement and each of the Loan Documents to which the Borrower will be a party;

                      (c) each of this Agreement and the other Loan Documents to which APL will be a party has been duly authorized by all necessary action, corporate or other, on the part of APL, and this Agreement constitutes, and upon due execution and delivery by APL, each of the other Loan Documents will constitute, in accordance with their respective terms, legal, valid and binding instruments enforceable against APL, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

                      (d)  except as previously disclosed to the
               Syndicate Agent and the Agent in writing, there are no actions, suits or proceedings pending or, to APL's knowledge, threatened against APL, any of its properties affecting the Loan Documents or the transactions contemplated thereby which would, if adversely determined, materially and adversely affect the performance of APL of its obligations (if any) thereunder;

                      (e)  the consummation of the transactions
               contemplated by, and compliance by APL with all the terms and provisions of, the Loan Documents to which APL is or will be a party will not violate any provisions of the Certificate of Incorporation or By-laws of APL and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by APL or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on APL, or violate any applicable statute, rule or regulation;

                      (f) APL is not in default and no condition exists which with notice or lapse of time or both would constitute a default by APL, in any respect which would materially and adversely affect the ability of APL to perform its obligations under this Agreement, any other Loan Document, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of APL to perform its obligations under this Agreement or any other Loan Document, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

                      (g) APL has more than one place of business and the present location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

                      (h)  APL has no knowledge of any actual or
               proposed deficiency or additional assessment in connection with any Taxes which either in any case or in the aggregate would be materially adverse to APL and which would materially and adversely affect the ability of APL to perform its obligations under any of the Loan Documents;

                      (i)  all Taxes (other than taxes based on or
               measured by income and withholding taxes), liability for the payment of which has been incurred by APL in connection with the execution, delivery and performance by it of each Loan Document to which it is or will be a party, have been paid (or provided for in its accounts if not payable on or prior to the Delivery Date of the respective Vessel);

                      (j)  all governmental consents, licenses,
               permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Agreement and each of the other Loan Documents to which it is or will be a party and (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable have been obtained or made and are in full force and effect or will be obtained or made and be in full force and effect on the date any such document is executed and delivered; and (iii) in a case when no transfer of a Vessel to the Transferee has occurred on the Delivery Date of such Vessel pursuant to the terms of the Agreement to Acquire and Charter to make the Mortgages admissible in evidence in the Republic of The Marshall Islands and the United States of America, will be obtained or made and be in full force and effect on the date any such Mortgage is executed and delivered;

                      (k) it has not taken any corporate action nor, to its knowledge, have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

                      (l) except as provided by applicable laws of bankruptcy, insolvency, liquidation or similar laws of general application, its obligations under this Agreement and each of the other Loan Documents rank and will rank at least pari passu in priority of payment, and as to security having the priority contemplated by the Loan Documents, and in all other respects with all its respective other indebtedness;

                      (m) except for registration of the First Mortgage on each Vessel and the Second Mortgage on each Daewoo Vessel with the offices of Deputy Commissioner of Maritime Affairs, the Republic of The Marshall Islands (including any other Loan Document required by the laws of the country of its registry to be filed with the Mortgage), it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents to which it is or will be a party in the United States of America or, to the best of its knowledge, elsewhere, that it be filed, recorded or enrolled with any governmental authority or agency in the United States of America, the Republic of The Marshall Islands or, to the best of its knowledge, elsewhere, that it be stamped with any stamp, registration or similar transaction tax in the United States of America, the Republic of The Marshall Islands or, to the best of its knowledge, elsewhere;

                      (n) each Shipbuilding Agreement is in full force and effect and, to the best of the knowledge and belief of APL, the relevant Builder is not in default thereunder;

                      (o)  APL is a wholly owned Subsidiary of the
               Guarantor;

                      (p) as of each Delivery Date, (i) no written representation, warranty or statement or other document provided by APL in connection with the negotiation of this Agreement or pursuant to any Loan Document at the time when given is or was untrue or contains or contained any misrepresentation of a material fact or omits or omitted to state any material fact necessary to make any such statement herein or therein not misleading and (ii) all financial projections, if any, prepared by APL or the Guarantor and made available to any Lender have been prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond APL's and the Guarantor's control, and that no assurances can be given that any such projections will be realized);

                      (q) to the best knowledge of APL (i) each Plan maintained by APL and each ERISA Affiliate is in substantial compliance in all material respects with ERISA; (ii) no Plan maintained by APL or any ERISA Affiliate is insolvent or in reorganization; (iii) no Insufficiency or Termination Event has occurred or is reasonably expected to occur, and no "accumulated funding deficiency" exists and no "variance" from the "minimum funding standard" has been granted (each such term as defined in Part III, Subtitle B, of Title I of ERISA) with respect to any Plan in which APL or any of its Subsidiaries, or any ERISA Affiliate is a participant;
               (iv) neither APL nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan; (v) neither APL, its Subsidiaries, nor any ERISA affiliate has received any notification that any Multiemployer Plan in which it is a participant is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or terminated within the meaning of Title IV of ERISA; (vi) no lien imposed under the Code or ERISA on the assets of APL or any Subsidiary or any ERISA Affiliate exists or is likely to arise on account of any Plan; (vii) no material liability will be incurred by APL, its Subsidiaries, or any ERISA Affiliate if any of them should terminate contributions to any other employee benefit plan maintained by them;

                      (r) none of the proceeds of the Loan will be used to purchase or carry margin stock within the meanings of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. APL is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System;

                      (s) it is not an "investment company" or a company "controlled" by an "investment company" (as each of such terms is defined or used in the Investment
               Company Act of 1940, as amended);

                      (t)     in the event that a Vessel is not
               delivered to the Transferee, on its Delivery Date, such Vessel delivered will be duly documented in the name of APL under the flag of the country of its registry;

                      (u)     in the event that a Vessel is not
               delivered to the Transferee, on its Delivery Date, such Vessel delivered will be in the absolute and unencumbered ownership of APL except as contemplated by this Agreement and the Security Documents; and

                      (v) on the Delivery Date of any Vessel under a Charter, the representations and warranties contained in
               Section 1 of such Charter shall be accurate and the Lenders may rely on such representations and warranties as if set forth herein in full.

9.             COVENANTS

9.01 Affirmative Covenants. APL covenants with each of the Lenders that it shall:

                      (a) do all that is necessary to maintain in full force and effect its corporate existence in good standing under the laws of its jurisdiction of incorporation and use its best efforts to obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws of its jurisdiction of incorporation and the United States of America and any other relevant jurisdiction to enable APL to enter into and perform its respective obligations under this Agreement and the other Loan Documents and the Charter Documents to which APL is or will become a party and to ensure the legality, validity, enforceability or admissibility in evidence in the United States of America of this Agreement, the said Loan Documents and said Charter Documents and to comply with the terms of and to do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the national laws of the Republic of The Marshall Islands to enable APL (or the Transferee in respect of any Vessel transferred to the Transferee pursuant to the Agreement to Acquire and Charter) to enter into and perform its obligations under the Mortgages and to ensure the legality, validity, enforceability and admissibility in evidence in such country of each Mortgage;

                      (b)  apply the advances in respect of each
               Subportion made pursuant to this Agreement on each Delivery Date in respect of the Vessel acquired or to be acquired by APL only towards financing the Contract Price of such Vessel to be acquired by APL on such Delivery Date;

                      (c) on its respective Delivery Date ensure that the Vessel to be acquired by APL is (i) delivered by the relevant Builder to the Borrower free and clear of all liens and encumbrances and (ii) classified by the Classification Society with the highest classification for vessels of the same age and type;

                      (d)  from time to time on the request of the
               Lenders, but at the expense of APL, do all such acts and execute or procure the execution of all such assurances and documents as the Agent or the Syndicate Agent may reasonably consider necessary for giving full effect to this Agreement or for more effectively subjecting the security interests under the Security Documents and the Charter Documents to which it is or will be a party to the liens of such Security Documents and such Charter Documents or more effectively subject such security interests to the performance of the provisions thereof;

                      (e) promptly inform the Agent and the Syndicate Agent of the occurrence of any Incipient Default or an Event of Default and upon receipt of a written request from the Agent or the Syndicate Agent to do so, confirm to the Agent or the Syndicate Agent, as the case may be, that save as previously notified to the Agent or the Syndicate Agent, as the case may be, to the best of the knowledge of APL, no Event of Default has occurred;

                      (f)  if APL's agent for service of process
               referred to in Section 15.08 shall for any reason cease to be validly appointed, ensure that another such agent is appointed (and ensure that such agent acknowledges such appointment to the Agent or Syndicate Agent, as the case may be) in a manner reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be;

                      (g) APL shall send to the Agent and the Syndicate Agent as soon as possible, (i) but in no event later than one hundred twenty (120) days after the end of each fiscal year, its consolidated audited accounts of all consolidated financial statements of APL, such financial statements to be prepared in accordance with generally accepted United States of America accounting principles at such time consistently applied and a report thereon by Arthur Andersen & Co. or other independent public auditors of internationally recognized standing as may be acceptable to the Agent and the Syndicate Agent, (ii) copies of all quarterly reports filed with the Securities and Exchange Commission and, within seventy-five (75) days after the end of each of the first three (3) quarters of its fiscal year, unaudited consolidated statements of income and changes in financial position of APL and related balance sheets for each such period, all certified as true and correct by a senior financial officer of the Borrower, (iii) as soon as the same is instituted (or, to the knowledge of APL threatened), details of any litigation, arbitration or administrative proceedings against or involving it or the Vessels which if adversely determined would have a material adverse effect on APL, or construction of the Vessels, (iv) together with the annual financial statements to be provided in accordance with clause (i) above a certificate of a financial officer of APL that no Event of Default and Incipient Default has occurred and is continuing, and (v) from time to time, and on demand, such additional financial or other information relating to APL and the Vessels as may be reasonably requested by the Agent or the Syndicate Agent;

                      (h) the Borrower shall advise the Agent and the Syndicate Agent promptly in writing of any proposed amendments or supplements to any of the Shipbuilding Agreements, which, individually or taken together with any past amendments or supplements, would (i) cause the original Contract Price stated in the Shipbuilding Agreement of any Vessel to increase by more than five percent (5%), (ii) change the terms and currency of payment, or (iii) cause the TEU container slot capacity of any of the Vessels not to be approximately *
               , with each and every such amendment to be first approved in writing by the Agent and the Syndicate Agent. Copies of all amendments to the Shipbuilding Agreements shall be promptly furnished to the Agent and the Syndicate Agent; and

                      (i) APL hereby releases Howaldtswerke-Deutsche Werft AG under the HDW Shipbuilding Agreement from any obligations or responsibilities of Howaldtswerke-Deutsche Werft AG pursuant to Section 4(g) of the HDW Shipbuilding Agreement.

9.02 Negative Covenants. (a) APL shall not without the prior consent of the Agent and the Syndicate Agent consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets, including but not limited to, by dividend (whether by one transaction or a series of transactions and whether related or not); provided, however, that it may consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets if the buyer, assignee or transferee corporation (the "Assignee") shall be a solvent corporation organized and existing under the laws of the United States of America or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Agent and the Syndicate Agent, containing an assumption by the Assignee of the due and punctual performance and observance of all covenants and obligations of APL hereunder and under any other Loan Documents to which it is or shall be a party, and confirming the accuracy of any representations and warranties made herein and in each other such Loan Document as of the dates herein or therein required with respect to such Assignee; and provided further that immediately following such transaction, no Incipient Default or Event of Default shall have occurred and be continuing.

                      (b) Except with respect to the HDW Charters and the Daewoo Charters, APL shall not demise charter any HDW Vessel or Daewoo Vessel without the prior written approval of the Agent or the Syndicate Agent, respectively. APL may time charter any of the Vessels if the terms of such time charter do not violate applicable law or regulations of the United States of America and the jurisdiction of its registry; provided that (i) APL remains fully liable for all its obligations under the Security Documents and (ii) for time charters having a duration of six (6) months or longer (and any demise charters to which the Agent or the Syndicate Agent, as the case may be, shall have given its written consent) a first priority assignment in the form set forth in Appendix G of all monies due under such charter shall be accepted in favor of the Agent or the Syndicate Agent, as the case may be. In the case of any time charter having a time charter term in excess of one (1) year including any permitted renewals or extensions, other than those that become effective only upon mutual agreement of the parties to such charters, APL will provide to the Agent or the Syndicate Agent, as the case may be, five (5) days' prior written notice of its intent to enter into any such time charter and as soon thereafter as is practicable APL shall give the Agent or the Syndicate Agent, as the case may be, a copy of such time charter and insurance certificates evidencing that insurance complying with Section 29 of the relevant Mortgage will be in force with respect to the subject Vessels during such time charter. In addition, APL will include (or require the inclusion) in such time charter of appropriate provisions which provide that such time charter is expressly subject and subordinate to all the terms of the related Mortgage(s), as the case may be, and the rights of the mortgagee(s) thereunder in the event of a foreclosure or repossession.

10.            GRANTING OF PARTICIPATIONS

10.01  KfW.  (a)  KfW may grant participations to one or more banks or other entities in or to all or any part of its rights and obligations under this Agreement and the Security Documents to which it is a party (including, without limitation, all or a portion of its contribution to the HDW Tranche); provided, however, that, notwithstanding the grant of any such participation by KfW, such participation, the right to grant such a participation, and any agreement pursuant to which KfW may grant a participation shall be expressly subject to the following conditions and limitations: (u) the prior written approval of the Borrower, which approval shall not be unreasonably withheld, (v) KfW's and the Borrower's obligations and rights under this Agreement and such Security Documents (including, without limitation, its contribution to the HDW Tranche) shall remain unchanged,
               (w) KfW shall remain the "Holder" of all of the HDW Tranche, (x) KfW shall remain solely responsible to the other parties hereto and thereto for the performance of its obligations, (y) KfW shall remain the Agent for all purposes of this Agreement and such Security Documents, and (z) the Borrower and the Syndicate Agent shall continue to deal solely and directly with KfW in connection with KfW and the Borrower's rights and obligations under this Loan Agreement and such Security Documents.

                      (b) Upon an occurrence of an Event of Default, KfW may assign all or a portion of its rights and obligations under this Agreement and the Security Documents to which it is a party to any existing participants in the HDW Tranche and the consent of the Borrower shall not be required for any such assignments. Upon assignment of KfW to the assignee, KfW shall promptly notify the Borrower in writing of the name and lending office of the assignee and the amount of its rights and obligations so assigned.

10.02 The Syndicate. (a) Each Syndicate Member may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Subportions owing to it); provided, however, that each such assignment that is not to a then existing Syndicate Member hereunder shall be subject to, and shall not be effective until the effective date specified in the Assignment and Acceptance (a form of which is hereto attached as Appendix F, the "Assignment and Acceptance") and satisfaction of the following conditions: (i) each such assignment shall be consummated only with prompt written notice by the assigning Syndicate Member (the "Assignor") to the Borrower, the Agent, the Syndicate Agent and the other Syndicate Members, (ii) the prior written approval of the Borrower and the Syndicate Agent, which approval shall not be unreasonably withheld, (iii) each such assignment may be a percentage of all of the Assignor's rights and obligations under this Agreement, (iv) the amount of the Commitment of the Assignor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall be governed by the following restrictions: (w) for amounts to be assigned over *
               , there are no restrictions as to assignment except for those set forth herein; (x) for amounts between *
               ,the amount to be assigned by the Assignor shall represent the total amount of the Commitment then held by such Assignor; (y) for amounts less than *
               , assignments may only be made to existing Syndicate Members; and (z) in no event shall any amount assigned be
               less than *         and shall be an integral multiple of
               * in excess thereof (unless such assignment is for all of the Assignor's Aggregate Amount), and (v) the parties to each such assignment shall execute and deliver to the Syndicate Agent, for its acceptance and recording in the Register and to the Borrower, an Assignment and Acceptance, together with a processing and recordation fee payable to the Syndicate Agent as shall be agreed by the Syndicate Agent and such Assignor. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the Syndicate Assignee shall, without further act, be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the Assignor shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents. Any assignment or purported assignment not in compliance with this Section shall be void and of no effect. Each Syndicate Assignee shall, if eligible to do so, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower, promptly upon its request, the forms in respect of reduction of or exemption from withholding taxes described in subclause (iv) of Section 11.02(a).

                      (b) By executing and delivering an Assignment and Acceptance, the Assignor thereunder and the Syndicate Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such Syndicate Assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements produced by the Borrower or the Guarantor and the other Loan Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Syndicate Assignee will, independently and without reliance upon the Syndicate Agent, the Assignor and any other Syndicate Member, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Syndicate Assignee appoints and authorizes the Syndicate Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Syndicate Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such Syndicate Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                      (c) The Syndicate Agent shall maintain or shall cause its Registrar to maintain at its address referred to in Section 15.04 of this Agreement, in the Register a record of the names and addresses of the Syndicate Members as set forth under Section 4.06 hereof. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, on the Agent, the Syndicate Agent and the Lenders and each of them may treat each Person whose name is recorded in the Register as a Syndicate Member hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Syndicate Lender at any reasonable time and from time to time upon reasonable prior notice and each shall be entitled to make copies thereof at its expense.

                      (d) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee, the Syndicate Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Appendix F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register (including the transfer of the Daewoo Notes to such Syndicate Assignee by the Assignor), and
               (iii) give prompt notice and an executed counterpart thereto to the Borrower.

                      (e) Each Syndicate Member and the Syndicate Agent may grant participations to one or more banks or entities in or to all or any part of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Subportions owing to
               it) and Security Documents; provided, however, that, notwithstanding the grant of any such participation by any Syndicate Member, such participation, the right to grant such a participation and any agreement pursuant to which a Syndicate Member may grant a participation, shall be expressly subject to the following conditions and limitations: (i) such Lender's obligations and rights under this Agreement and the other Loan Documents to which the Syndicate Member is a party (including without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Syndicate Member shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Syndicate Member shall remain the "Holder" of any such Subportion for all purposes of this Agreement, (iv) the Borrower, the Agent, the Syndicate Agent and the other Syndicate Member shall continue to deal solely and directly with such Syndicate Member in connection with such Syndicate Member's rights and obligations under this Agreement, (v) such Syndicate Member shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval, or vote of any such participant or group of participants, other than modifications, amendments, and waivers which (A) postpone any date fixed for any payment of, or reduce any payment of, principal of or interest on such Syndicate Member's Aggregate Amount or any fees or other amounts payable under this Agreement, or (B) increase the amount of such Syndicate Member's Commitment, or (C) change the interest rates payable under this Agreement, or (D) release all or substantially all of the security provided that if a Syndicate Member agrees to any modification or waiver relating to items (A) through (D), the Borrower, the Syndicate Agent and each other Syndicate Member may conclusively assume that such Syndicate Member duly received any necessary consent of each of its participants, and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights and obligations of a Lender hereunder. The prior written approval of the Borrower, which approval shall not be unreasonably withheld, shall be required before any proposed participant is given any information obtained from the Borrower or the Guarantor.

11.            INDEMNITY

11.01 General Indemnity. The Borrower undertakes to indemnify and hold harmless each of the Lenders, the Syndicate Agent and their successors and assigns (each hereinafter referred to as an "Indemnified Party") on a full indemnity basis:

                      (a) the Borrower shall reimburse the Agent, the Syndicate Agent and/or the Syndicate Members, as the case may be, on demand for all losses (excluding loss of anticipated profits) or expenses incurred as a consequence of the Borrower's failure to drawdown on the Delivery Date specified in a Notice of Drawdown, *





                      (b) from and against all and any costs, loss (excluding loss of anticipated profits) or other expense including, without limitation, *












                            ;

                      (c) from and against any loss (excluding loss of anticipated profits) or expenses any Indemnified Party may suffer or incur as a result of payment to the Agent or the Syndicate Agent, as the case may be, as a consequence of (i) receiving any *
               Installment of any Subportion earlier or later than at the times and in the amounts and the manner set out in
               Section 5.01 or Section 5.02, as the case may be, or (ii) prepayment of any Subportion under Sections 5.04(a), 5.04(b), 6.01, 6.02, 6.03 or 12.01(a), including, without limitation, any losses suffered as a result of reemploying deposits from third parties acquired for the purpose of funding such Subportion or any portion
               thereof, *                                            ,
               at a rate of return lower than the cost of acquiring the deposits or any expense incurred in liquidating such deposits, or (iii) any losses which may arise by interest subsidies foregone; and

                      (d)  from and against any losses or expenses
               (including legal fees and any value added tax thereon) incurred by any Indemnified Party in the preservation or enforcement of any of the collateral or the rights of such Indemnified Party thereto under this Agreement or any of the Security Documents.

11.02 Tax Indemnity. (a) The Borrower shall pay to any Holder who is a resident of a * within the meaning of the provisions of an income tax convention between the United States of America and such country, as in effect on the date such Holder acquires its Notes, such amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of and interest on a Note or any other Outstanding Indebtedness, after withholding for or on account of any present or future Tax, assessment or governmental charge imposed by the United States of America or any political subdivision or taxing authority thereof or therein upon or as a result of such payment, will not be less than the amount provided herein or in the Notes; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to any one or more of the following:

               (i)    *















           (ii)       *













          (iii)       *


           (iv)       *




























               (v)    *



               nor will Additional Amounts be paid with respect to payment of the principal of or interest on a Note to a Person other than the sole beneficial owner of such payment to the extent such beneficial owner would not have been entitled to the Additional Amounts had such beneficial owner been the Holder of a Note.

                      (b) Notwithstanding the foregoing, the Borrower shall indemnify each Holder of a Note for any and all franchise taxes and taxes based on gross or net income imposed on such Holder by any taxing authority (i) by reason of the incorporation or residence of the Borrower in the jurisdiction of such taxing authority or (ii) by reason of the presence of any property securing such Holder's Note in the jurisdiction of such taxing authority. The amount of the indemnity payable hereunder shall be sufficient to restore the Holder to which it is paid to the same position such Holder would have been in had the Tax giving rise to such indemnity not been incurred.

                      (c) The Borrower shall pay to the Agent or the Syndicate Agent, as the case may be, all stamp or similar taxes or duties required to be paid under any applicable law of any jurisdiction in order to render any of the Loan Documents or any of the Notes admissible in evidence or enforceable therein. To the extent any amount paid under this Section 11.02(c) gives rise to additional Tax payable by any Holder, the Borrower shall pay such Holder an amount sufficient to restore that Holder to the same position that Holder would have been in had such amount not been incurred.

                      (d) If the Borrower would become obligated to pay any Additional Amounts on the Notes with respect to any Holder in accordance with paragraph (a) of this Section, then the Borrower may prepay the Notes of any such Holder, at the option of the Borrower exercised at any time when such obligation continues to exist, at a prepayment price equal to the 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption, in accordance with the provisions of Section 5.04(a).

                      (e) Regardless of whether a Holder is entitled to payment of any Additional Amount under Section 11.02(a), the Borrower shall promptly notify any relevant Holder if the Borrower is required by any Governmental Instrumentality to make any deduction or withholding from any amount payable by the Borrower under this Agreement. The Borrower shall immediately provide any relevant Holder with an official receipt of the relevant Governmental Instrumentality or other evidence acceptable to the relevant Holder of the amounts so deducted or withheld.

                      (f) If any deduction or withholding is made from any payment hereunder on account of a liability for Tax of any Holder with respect to which the Borrower is not required to pay any Additional Amount under Section 11.02(a), the Borrower shall be obliged to adopt any alternative method of making such payment (including making the payment to a Person other than such Holder) as may be proposed by such Holder so as to avoid or reduce any such deduction or withholding; provided, however, that the Borrower shall be under no obligation to adopt such alternative method of payment if the cost to the Borrower of making such payment is increased.

                      (g) If, as a result of any indemnity paid by Borrower, a Holder at any time realizes any tax savings not previously taken into account in computing the amount of the indemnity, that Holder shall promptly pay to the Borrower the amount of such tax savings; provided, however, that no Holder is required to make any payment to Borrower pursuant to this Section 11.02(g) so long as an Event of Default shall be continuing or if the Borrower shall not have theretofore made all payments due to all Holders under this Agreement. The relevant Holder shall estimate the amount of such tax savings, refunds, and other reductions in Taxes and shall furnish the Borrower with a certificate showing, in reasonable detail, the reasons and basis for such calculations, which shall be furnished in good faith by such Holder, and such amount calculated by such Holder shall, absent manifest error, be conclusive. In determining the amount of such tax savings due to the indemnity, all amounts which give rise to a tax savings to the Holder shall be deemed to be utilized in the order that taxes are paid or deemed paid by the Holder (or in the case of any payments hereunder, by the Borrower on behalf of the Holder). In no event will any Person have any right to inspect the books, records, tax returns, or other documents of any Holder, and the positions to be taken by any Holder on or with respect to its tax returns and in any tax proceedings shall be within its sole control.

                      (h)  In the event an income tax convention between
               the United States of America *                       is
               terminated or superseded by a new convention and the Borrower becomes liable to pay Additional Amounts to one
               or more Holders resident in *                     , such
               Holders shall use their best efforts to designate different lending offices to hold their Notes so as to reduce, to the greatest extent possible, the Additional Amounts payable by the Borrower; provided, however, that any designation of a different lending office pursuant to this Section 11.02(h) shall not be considered an assignment, rebooking or transfer for purposes of Section 11.02(a)(i).

11.03 Transaction Costs. Whether or not the transactions herein contemplated shall be consummated (unless such failure to consummate shall be solely by reason of the default of any Lender, in which case, the Borrower shall not be obligated to pay expenses of such defaulting Lender), the Borrower shall pay to the Agent and the Syndicate Agent and/or the Syndicate Members all reasonable expenses incurred by the Agent and the Syndicate Agent and/or the Syndicate Members relating to this Agreement and the other Loan Documents, including but not limited to:

                      (a)     the reasonable costs of preparation,
               negotiation, execution, delivery, reproduction of the Loan Documents;

                      (b) the reasonable fees and disbursements of Lenders' special counsel, Haight, Gardner, Poor & Havens;

                      (c) all reasonable expenses including without limitation, reasonable fees and expenses of Lenders' special counsel, Haight, Gardner, Poor & Havens, related to any amendments, waivers or consents with respect to the Loan Documents;

                      (d) all reasonable expenses including, without limitation, reasonable fees and expenses of Lenders' special counsel, Haight, Gardner, Poor & Havens, related to the execution of any additional security or documentation which may at any time be required to be granted or delivered to any Lender under Section 9.02(b) and any other provision of this Agreement or required by any of the Security Documents;

                      (e)     the Borrower shall pay all stamp,
               registration and other taxes to which this Agreement or any of the other Loan Documents or any judgment or order given or made in connection herewith or therewith is or at any time may be subject and shall indemnify the Lenders against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax; and

                      (f) the reasonable fees and expenses of any counsel or appraiser for the purpose of issuing an opinion or an appraisal required by any provision of this Agreement and any other Loan Document.

                      The obligations of the Company under this Section
               11.03 shall survive the payment or prepayment of the Tranches and any transfer of the Notes.

11.04 Notice and Certification. Any Holder wishing to invoke any of the indemnities provided in Sections 11.01 and
               11.02 shall notify the Borrower as soon as practicable (with a copy to the Agent and the Syndicate Agent). Such notice shall include a certificate setting forth the basis for the determination of the amount of any amount payable. Such certificate shall show in reasonable detail the reasons and the basis for the calculation thereof, be submitted in good faith to the Borrower and the Agent or the Syndicate Agent, as the case may be, by the affected Lender. Such certificate shall, in the absence of manifest error, be conclusive evidence of the fact and amount of such indemnities and shall be final and binding on the Borrower and such Holder.

12.            EVENTS OF DEFAULT

12.01 Remedies. Notwithstanding anything herein to the contrary, upon the occurrence and continuance of any of the Events of Default stipulated in this Section 12 or at any time thereafter and while such Event of Default shall be continuing, each of the Agent and the Syndicate Agent may take any one or more of the following actions:

                      (a) by written notice to the Borrower, declare the outstanding principal amount of the Outstanding Indebtedness relating to all or any Subportions of the HDW Tranche and the Daewoo Tranche, respectively, to be immediately due and payable by the Borrower (except that no notice shall be required upon the occurrence of an Event of Default under paragraphs (m) or (n) of Section 12.02), whereupon the same shall become so payable; and/or

                      (b) by written notice to the Borrower, declare that any undrawn Subportion of an HDW or Daewoo Tranche, respectively, shall be cancelled, whereupon the same shall be cancelled and any accrued commitment fees, indemnities under Section 11, and all other amounts payable to the extent the same relates to the cancelled Tranche hereunder shall become immediately due and payable by the Borrower; and/or

                      (c) exercise all or any of its rights and powers under and in accordance with any one or more of the relevant Security Documents.

                      Each Holder hereby appoints the Agent or the
               Syndicate Agent, as the case may be, the attorney-in-fact for such Holder for purposes of any bankruptcy or reorganization proceeding, whether or not such Holder has filed a separate claim in any such proceeding. Any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each Holder to make such payments to the Agent or the Syndicate Agent, as the case may be, (and each Holder shall be deemed by its acceptance of his Note to waive hereby any right to receive such payments except from the Agent or the Syndicate Agent, as the case may be, and to pay to the Agent or the Syndicate Agent, as the case may be, any amount due under Section 12.

12.02 Event of Default. An Event of Default shall occur under this Agreement if:

                      (a) any Obligor fails to pay to the Agent or the Syndicate Agent, as the case may be, on the due date for payment thereof in the currency and in the manner specified herein or therein any sum of principal, interest, commission or fees payable by the Borrower under the terms of this Agreement and such default remains unremedied for three (3) Business Days after the due date; or

                      (b) any Obligor fails to pay to the Agent or the Syndicate Agent, as the case may be, in the currency and in the manner specified herein or therein any other monies expressed to be payable by any of the Obligors upon demand of the Agent or the Syndicate Agent, as the case may be, under the terms of this Agreement and/or any of the related Security Documents or Charter Documents to which any of the Obligors is a party within fifteen (15) Business Days following the date of such a demand; or

                      (c) the Insurances on any Vessel are cancelled due to non-payment of premiums and otherwise not immediately replaced or any Vessel otherwise ceases to be insured in accordance with the provisions of this Agreement and/or of the First Mortgage or the Second Mortgage on that Vessel; or

                      (d)  any of the Obligors is in breach in the
               performance or observance of any other terms or conditions of this Agreement or in any of the Loan Documents, the Charter Documents or the Security Documents (other than the Mortgages) to which any of them is a party (not being a default which falls within paragraphs (a), (b) or (c) of this Section) and if it is capable of being remedied such breach is not remedied within thirty (30) days after receipt by the Borrower of notice of such breach from the Agent or the Syndicate Agent, as the case may be; or

                      (e) there occurs any event which constitutes an Event of Default under any Mortgage on any Vessel; or

                      (f) any Mortgage or Replacement Mortgage on any Vessel ceases to be valid and enforceable and duly registered on that Vessel having the priority of record required under the terms of this Agreement or any Security Document or the liens or security interests created or intended to be created thereunder cease to be in full force and effect; or

                      (g) any Obligor is in default in the payment when due of any sum or sums which aggregate in excess of Five Million Dollars (USD5,000,000) at any one time under any documentation relating to any other Financial Indebtedness whatsoever (excluding for this purpose the HDW Tranche and the Daewoo Tranche), and such Financial Indebtedness shall have been accelerated in accordance with the terms thereof; or

                      (h)     there is a final, unappealable and
               enforceable judgment made against any Obligor greater than 5% of the Tangible Net Worth of the Guarantor, which is not covered by insurance and is not satisfied or stayed within sixty (60) days after such judgment; or

                      (i) any Vessel shall suffer an Event of Loss and the proceeds of the Insurances or relevant requisition compensation, if any, are not paid to the Agent or Syndicate Agent, as the case may be, within one hundred and eighty (180) days of the occurrence of such Event of Loss in an amount at least equal to the aggregate of the outstanding balances of the relevant Subportion(s) advanced by the relevant Lender(s) to finance that Vessel together with all interest accrued thereon, if that amount is not paid by or upon the order of the Borrower to the Agent or the Syndicate Agent, as the case may be, within the said period of one hundred and eighty (180) days; or

                      (j) any representation or warranty made by or on behalf of any Obligor in this Agreement or in any of the Security Documents or in the Agreement to Acquire and Charter or by the Borrower or the Guarantor in any certificate, statement or other document issued by or on behalf of any Obligor pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made or deemed made; or

                      (k) without the prior written consent of the Agent and the Syndicate Agent, there is a merger or consolidation of any Obligor with any other corporation or other entity other than otherwise permitted in this Agreement, the Guarantee or in the Agreement to Acquire and Charter; or

                      (l) any license, authorization, consent or approval at any time necessary to enable any Obligor to comply with its obligations under this Agreement and/or any of the Security Documents is revoked or not granted or fails to remain in full force and effect for a period of thirty (30) days after notice thereof from the Agent or the Syndicate Agent, as the case may be, with respect to any Vessel; or

                      (m) any Obligor shall file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or seek any relief or forbearance under any bankruptcy or insolvency or other similar law, (i) make an assignment for the benefit of its creditors, or (ii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or any substantial part of its property; or

                      (n)  a court or governmental authority of
               competent jurisdiction in an involuntary case under applicable bankruptcy laws, as now or hereafter constituted or any insolvency or similar law shall enter an order appointing, without consent by APL, the Transferee, or the Guarantor with respect thereto a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law or any jurisdiction, or ordering the dissolution, winding-up or liquidation of APL, the Transferee, or the Guarantor with respect thereto, as the case may be, and any such order or petition is not dismissed or stayed within sixty (60) days after the earlier of the entering of any such order or the approval of any such petition.

13.            FEES

13.01          Commitment Commission.  (a)  APL shall pay to the Agent a
               commitment commission at *                          .
               Such commission shall accrue from day to day for the duration of the period from October 1, 1993 and continuing until final disbursement of the HDW Tranche and to be paid by APL to the Agent quarterly in arrears on each Quarter Day on the last Delivery Date of the HDW Vessels or such earlier date as its commitment shall expire in accordance with the terms of this Agreement or the Shipbuilding Agreement shall be cancelled or terminated in respect of a Vessel or Vessels not yet delivered.

                      (b)  APL shall pay to the Syndicate Agent for the
               account of the Syndicate a commitment commission at *   .
               Such commission shall accrue from day to day for the duration of the period from October 1, 1993 and continuing until final disbursement of the Daewoo Tranche and to be paid by APL to the Syndicate Agent in arrears for the account of the Syndicate Members on each Quarter Day and on the last Delivery Date of the Daewoo Vessels or such earlier date as its commitment shall expire in accordance with the terms of this Agreement or the Shipbuilding Agreement shall be cancelled or terminated in respect of a Vessel or Vessels not yet delivered.

13.02 Participation Fees. (a) APL shall pay to the Agent, a participation fee in the amount of *.

                      The remaining participation fee shall be payable
               on a pro rata basis on the Delivery Date of each HDW Vessel, but, in the event of cancellation of the Commitment of the Agent to fund any Subportion, the remaining participation fee shall be payable on a pro rata basis, no later than the cancellation date in respect to such Subportion.

                      If the HDW Tranche is reduced in accordance with
               the terms of this Agreement, then APL shall pay to the Agent, *.

                      APL hereby accepts that these fees shall not be
               refunded by the Agent irrespective of whether or not any Subportion in respect of the HDW Tranche is made by the Agent under this Agreement or the Commitment on the part of the Agent to make the Loans or any of them is cancelled in accordance with the provisions of this Agreement.

                      (b) APL shall pay to the Syndicate Agent for the account of the Syndicate (for sharing among the Syndicate Members in proportions to be agreed upon by them), a participation fee in the amount of * .

                      The remaining participation fee shall be payable
               on a pro rata basis on the Delivery Date of each Daewoo Vessel, but, in the event of cancellation of the Commitment of the Syndicate to fund any Subportion, the remaining participation fee shall be payable on a pro rata basis, no later than the cancellation date in respect to such Subportion.

                      If the Daewoo Tranche is reduced in accordance
               with the terms of this Agreement, then APL shall pay to the Syndicate, * .

                      APL hereby accepts that these fees shall not be
               refunded by the Syndicate irrespective of whether or not any Subportion in respect of the Daewoo Tranche is made by the Syndicate under this Agreement or the Commitment on the part of the Syndicate to make the Loans or any of them is cancelled in accordance with the provisions of this Agreement.

13.03          Agency Fees.

               The Borrower shall pay to the Agent a non-refundable fixed agency fee of * such fee to be paid within three (3) Frankfurt/New York Business Days following the date of execution of this Agreement by the Borrower and annually on the anniversary of such date thereafter so long as any part of the HDW Tranche remains outstanding.

                      The Agent agrees to pay from such agency fee paid
               to the Syndicate Agent its agency fee in the amount of * , such amount to be due and payable upon receipt by the Agent of the agency fee from the Borrower.

14.            RELATION OF SYNDICATE MEMBERS

14.01          Syndicate Members and Syndicate Agent.

               *










14.02          Pro Rata Sharing.

               *










               *












14.03          Setoff.

               *





















14.04          Approvals.

               *

















               *





























14.05          Exculpation.

               *

























14.06          Indemnification.

               *



















14.07          Syndicate Agent as Syndicate Member.

               *













14.08          Notice of Transfer; Resignation.

               *















               *


14.09          Credit Decision; Not Trustee.

               *















15.            MISCELLANEOUS

15.01 Calculations and Evidence of Debt. (a) Commitment commission, interest on each Subportion, interest on overdue payments, if any, and any compensation for prepayments under this Agreement shall be calculated on the basis of the actual number of days elapsed over a year of three hundred sixty (360) days.

       (b) If any payment expressed in USD falls due under this Agreement on a day which is not a Business Day in the City of New York, the Borrower may effect payment on the next New York Business Day. This provision does not affect the Borrower's obligation under Section 5 to pay interest up to the date of actual payment in accordance with Section 5.08.

                      (c) In any legal action or proceedings arising out of or in connection with this Agreement, the entries made in the accounts maintained by the Agent or the Syndicate Agent pursuant to Section 4.06 shall, in the absence of manifest error, be prima facie evidence of the existence and extent of the obligations of the Borrower therein recorded.

15.02. Currency of Account.  (a)  The Dollar is the currency of account of each and every sum due from the Borrower to KfW and the Syndicate under this Agreement in respect of any Subportion.

                      (b)  If after the occurrence of any Event of
               Default, any sum is due from the Borrower under this Agreement or if any order or judgment given or made in relation hereto has to be converted from the currency ("the first currency") in which the same is payable hereunder or under such order or judgment into another currency ("the second currency") for the purpose of:

                      (i) making or filing a claim or proof against the Borrower;

                   (ii) obtaining an order or judgment in any court or tribunal; or

                  (iii) enforcing any order or judgment given or made in relation hereto; then the Borrower shall indemnify and hold harmless the Lenders from and against any damages or losses suffered as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which any Lender may in the ordinary course of business purchase the first currency with the second currency in the Frankfurt foreign exchange market upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The above indemnity shall constitute a separate and independent obligation of the Borrower from its other obligations and shall apply irrespective of any indulgence granted by such Lender.

15.03 Partial Invalidity. If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

15.04 Notices. (a) Each notice, demand or other communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by telex.

                      (b) Any notice, demand or other communication to be made or delivered by any party to another party pursuant to this Agreement shall (unless that other Person has by fifteen (15) days' notice to the other parties specified another address) be made or delivered to that party at its address mentioned below and shall be deemed to have been made or delivered when (in the case of telex) the addressee's answerback shall have been received at the end of the transmission thereof or (in the case of any letter) when delivered to that address by telecopy or personally or when actually received by the relevant party after being deposited in the post first-class postage prepaid in an envelope addressed to it at that address:

                      (i) if to the Borrower or to the Guarantor to it at 1111 Broadway, Oakland, California 94607, Telefax No. (510) 272-8931, Telex
                              No. 671 4840, Answerback "APL OAK",
                              Attention: Treasurer;

                   (ii) if to KfW to it at Palmengartenstrasse 5-9, D-60325 Frankfurt am Main, Federal Republic of Germany, Telefax No. 49-7431-2944 or 7431-2198, Telex No. 415256-0
                              Answerback "KWD", Attention: Mr. Andreas
                              Uibeleisen or Mr. Wolfgang Pfisterer;

                  (iii) if to the Syndicate Agent, to it at Ness 7-9, D-20457 Hamburg, Federal Republic of Germany, Telefax No. 49-40-3683-4068,
                              Telex No.
                              212391, Answerback "CBKD", Attention:  Mr.
                              Stefan E. Kuch;

                   (iv) if to the Syndicate, to the addresses of each member as set forth in Schedule 1.

                      (c) Each notice, demand or other communication made or delivered by one party to another pursuant to this Agreement or any of the Security Documents shall be in the English language or accompanied by a certified English translation.

15.05 Benefit of the Agreement. (a) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

                      (b) APL may not without the Lenders' consent assign or transfer all or any of its rights, benefits and obligations hereunder including, without limitation, its claim for disbursement of any Subportion of any of the Tranches other than to the Transferee in accordance with the terms of the Agreement to Acquire and Charter.

15.06 Remedies and Waivers. No failure to exercise nor any delay in exercising on the part of the Lenders of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

15.07 Law. This Agreement shall be governed by and construed in accordance with laws of the State of New York (other than the law of the State of New York governing choice of law).

15.08 Jurisdiction. Each party hereto, namely APL, the Borrower, the Agent, the Syndicate Agent and the Syndicate Members each (a) hereby irrevocably submits itself to the jurisdiction of the Supreme Court of the State of New York, New York County and to the jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement or any other Loan Document, Security Document or Charter Document referred to therein, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby, brought by any of the parties or their respective successors, subrogees or assigns, (b) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined, in such New York State or Federal court, and
               (c) to the extent that it has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process, hereby waives such immunity, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named New York State or Federal courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or (iii) that this Agreement or the subject matter hereof may not be enforced in or by such courts or under any applicable law. Each party hereby consents to service of process in any suit, action or other proceeding arising out of this Agreement or the subject matter hereof or any of the transactions contemplated hereby and hereby appoints the Persons set forth in Schedule 7 (each a "Process Agent") as its attorneys-in-fact to receive service of process in such action, suit or proceeding, it being agreed that service upon its Process Agent shall constitute valid service upon such party and its successors and assigns. Each party agrees that (x) the sole responsibilities of its Process Agent shall be (i) to receive such process,
               (ii) to send a copy of any such process so received to the party naming it as Process Agent, by registered airmail, return receipt requested, at its address set forth in Section 15.04(b) hereof, or at the last address filed in writing by it with the Process Agent and (iii) to give prompt telegraphic notice of receipt thereof to the party at such address and (y) the Process Agent shall have no responsibility for the receipt or nonreceipt by the party of such process, nor for any performance or nonperformance by it or its respective successors or assigns. Each party hereby agrees to pay to its Process Agent such compensation as shall be agreed upon from time to time by it and the Process Agent for the Process Agent's services hereunder. Each party hereby agrees that its submission to jurisdiction and its designation of the Process Agent set forth above is made for the express benefit of each of the other parties hereto and their respective successors, subrogees and assigns. Each party agrees that it will at all times continuously maintain a Process Agent to receive service of process in the City of New York or San Francisco, California, on behalf of itself and its properties with respect to this Agreement, and in the event that, for any reason, the Process Agent named by a party pursuant to this Section
               15.08 shall no longer serve as Process Agent to receive service of process on such party's behalf, such party shall promptly appoint a successor Process Agent. Each party further agrees that a final judgment against it in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the party therein described; provided, that nothing in this Section 15.08 shall affect the right of the above parties hereto or their respective successors, subrogees or assigns to serve legal process in any other manner permitted by law or affect the right of said parties or their respective successors, subrogees or assigns to bring any action or proceeding against any other such party or its property in the courts of other jurisdictions. In the event of the transfer of all or substantially all the assets and business of the Process Agent to any other corporation, by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for such Process Agent with the same effect as if named herein in place of such Process Agent. THE BORROWER, APL AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, ANY SECURITY DOCUMENT OR ANY CHARTER DOCUMENT REFERRED TO THEREIN, OR THE RELATIONSHIP ESTABLISHED HEREUNDER AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE HEREOF OR BEFORE OR AFTER THE PAYMENT, OBSERVANCE AND PERFORMANCE IN FULL OF THE BORROWER'S, APL'S OR SUCH LENDER'S OBLIGATIONS UNDER THIS AGREEMENT.

15.09 Confidentiality. Each of the Borrower, APL, the Agent and the Syndicate Members agree to maintain the confidentiality of all information provided by any of the parties hereto to any of the other parties hereto or any participant or assign contemplated pursuant to this Agreement, the Guarantee, any Security Document or any Charter Document and will not use such information for purpose other than for the extension and acceptance of credit under such documents, and will not disclose the same to third parties other than such participants and assignees. Notwithstanding the foregoing, following the execution of this Agreement (a) each party may make public disclosure of the existence and amount of the Facility hereunder and of the identity of the parties hereto, (b) each party may file a copy of this Agreement, the Guarantee, any Security Document or any Charter Document in any public record in which it is required by law to be filed, and (c) each party may make such other public disclosure of the terms and conditions hereof and of this Agreement or any Security Document to create or perfect any security interest contemplated hereby or as it may be required by law, in the opinion of its counsel, to make or at the request of and required by any regulatory or supervisory authority having jurisdiction over it.

15.10 No Recourse. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on any Note, or for any claim based thereon, or otherwise in respect thereof or of the Outstanding Indebtedness represented thereby, or against any incorporator, stockholder, officer or director, as such past, present or future, of any Obligor or of any successor corporation, either directly or through any Obligor or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty otherwise; it being expressly agreed and understood that this Agreement and the Notes are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such past, present or future of the Borrower or of any successor corporation, either directly or through an Obligor or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Agreement or in any of the Notes or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Notes and as a condition of, and as part of the consideration for, the execution of this Agreement and the issue of the Notes, expressly waived and released; provided, however, that nothing in the foregoing shall diminish the obligations of the Guarantor under the Guarantee.

15.11 Complete Agreement. This Agreement, together with the other Loan Documents and the Charter Documents, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral communications or agreements with respect thereto.
               AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.

                                     KREDITANSTALT FUR WIEDERAUFBAU

                                     /s/ Hans Reich / Peter Klaus
                                     By: Hans Reich / Peter Klaus
                                     Title: Board Member / Director

                                     COMMERZBANK AG, HAMBURG

                                     /s/ Joachim Hagemann
                                     By: Joachim Hagemann
                                     Title: Senior Vice-President

                                     /s/ Stefan Kuch
                                     By: Stefan Kuch
                                     Title: Vice-President

                                     COMMERZBANK AG (KIEL BRANCH)

                                     /s/ Franz-Josef Cleas
                                     By: Franz-Josef Claes
                                     Title: Director

                                     /s/
                                     By:
                                     Title:

                                     DRESDNER BANK AG in HAMBURG

                                     /s/ Gerhard Roller
                                     By: Gerhard Roller
                                     Title: Senior Manager

                                     /s/ Claus-Dieter Bottcher
                                     By: Claus-Dieter Bottcher
                                     Title: Assistant Manager

                                     VEREINS- und WESTBANK AG

                                     /s/ Suzzane Martens
                                     By: Suzzane Martens
                                     Title: Assistent Vice-President

                                     /s/ Jorgen Kopcke
                                     By: Jorgen Kopcke
                                     Title: Senior Vice-President

                                     DEUTSCHE SCHIFFSBANK AG

                                     /s/ Wulf-Peter Schiering
By: Wulf-Peter Schiering
                                     Title: Senior General Manager and
Attorney-in-Fact

                                     NORDDEUTSCHE LANDESBANK -
GIROZENTRALE

                                     /s/ Friedrich Huech
By: Friedrich Huech
                                     Title: Senior Vice-President

                                     /s/ Jurgen Hartmann
By: Jurgen Hartmann
                                     Title: Vice-President

                                     DEUTSCHE VERKEHRS-BANK AG

                                     /s/ Peter Spincke
                                     By: Peter Spincke
                                     Title: Director

                                     /s/ Joachim Winkler
                                     By: Joachim Winkler
                                     Title: Director

                                     BANQUE INTERNATIONALE A LUXEMBOURG
S.A.

                                     /s/ Jean-Pierre Vernier
                                     By: Jean-Pierre Vernier
                                     Title: First Vice-President

                                     AMERICAN PRESIDENT LINES, LTD.

                                     /s/ Will M. Storey
                                     By: Will M. Storey
                                         Title: Executive Vice-President
                                                        [Schedules to be
                                                         added to Notes]

                                                           APPENDIX A-1A


                            FORM OF FIXED RATE NOTES
                                  [HDW Vessel]

                                      NOTE

No.                                                                        $



                              [                                    ]

                            Issued in connection with
                            the purchase financing of
                           three (3) container vessels


INTEREST RATE                 MATURITY DATE                        ISSUE
DATE







               [                             ] (the "Company"), for
value received, hereby promises to pay to [                 ] or
registered assigns the principal sum of ________________ DOLLARS (USD____________) on the maturity date specified above. This Note shall bear interest at the rate specified above on the unpaid principal amount thereof from time to time outstanding from the date thereof to but excluding the date due at the Interest Rate for each Interest Period beginning on or after the Fixed Rate Conversion Date (as defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any HDW * exercised by the Company pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein shall have the meanings specified in a certain Loan Agreement dated March 14, 1994 (the "Loan Agreement") by and among American President Lines, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Company to the Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Company is obligated to pay interest on and the principal of this Note to the Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with the Company at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Company and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Agent may exercise the rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, Notes are exchangeable for Fixed Rate Notes for a like aggregate principal amount of Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed on behalf of the Company by the manual signature of an authorized officer of the Company.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             [
]


                                             By:___________________
                                                [Title]


Attest:

By:_______________________
       [Title]

Issue Date:
                                                           APPENDIX A-1B



                             FORM OF LIBO RATE NOTE

                                  [HDW Vessel]

                                      NOTE


                                No.                     $_______________




                        [                              ]

                            Issued in connection with
                             the purchase financing
                         of three (3) container vessels

                          Issue Date:  __________, ____


                                  MATURITY DATE

                                __________, ____

               [                            ] (the "Company"), for value
received, hereby promises to pay to the order of [                     ]
or registered assigns the principal sum of _____________________________ DOLLARS (USD___________) on the maturity date specified above. This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof to but excluding the date due at the Interest Rate for each Interest Period (as such term is defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date), until the principal hereof is paid. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any HDW
* exercised by the Company pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein, shall have the meanings specified in a certain Loan Agreement dated March 14, 1994 (the "Loan Agreement") by and among American President Lines, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Company to the Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Company is obligated to pay interest on and the principal of this Note to the Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with the Company at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Company, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On the Fixed Rate Conversion Date, the Interest Rate on this Note shall be converted to the Fixed Rate. Upon such conversion, the Holders shall exchange this Note for a new Fixed Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Agent may exercise whatever rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of LIBO Rate Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed pursuant to the provisions in the Loan Agreement.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             [
]


                                             By:___________________
                                                    Title:

Attest:


By:_____________________
       Title:
                                   SCHEDULE 1

                      Maturity Dates, Principal Amounts and
                          Initial Interest Rates of Notes


                                   Principal                    Interest
Maturity Date                Amount               Rate

                                                        [Schedules to be
                                                         added to Notes]



                                                           APPENDIX A-2A



                            FORM OF FIXED RATE NOTES
                                 [Daewoo Vessel]


                                      NOTE


                                         No.______________$_____________



                          [                           ]

                            Issued in connection with
                            the purchase financing of
                           three (3) container vessels


INTEREST RATE                 MATURITY DATE                        ISSUE
DATE






               [                    ] (the "Company"), for value
received, hereby promises to pay to [                 ] or registered
assigns the principal sum of ________________ DOLLARS (USD____________) on the maturity date specified above. This Note shall bear interest at the rate specified above on the unpaid principal amount thereof from time to time outstanding from the date thereof to but excluding the date due at the Interest Rate for each Interest Period beginning on or after the Fixed Rate Conversion Date (as defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to
any Daewoo *    exercised by the Company pursuant to Section 5.03 of the
Loan Agreement. Capitalized terms contained herein and not defined herein shall have the meanings specified in a certain Loan Agreement dated March 14, 1994 (the "Loan Agreement") by and among American President Lines, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Company to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Company is obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with the Company at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Company and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a LIBO Rate Conversion Date, the Interest Rate on this Note shall be converted to a LIBO Rate. Upon such conversion, the Holders shall exchange this Note for a new LIBO Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Syndicate Agent may exercise the rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.
               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed on behalf of the Company by the manual signature of an authorized officer of the Company.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             [                    ]


                                             By:___________________
                                                [Title]

Attest:

By:_______________________
       [Title]

Issue Date:
                                                           APPENDIX A-2B



                             FORM OF LIBO RATE NOTE
                                 [Daewoo Vessel]


                                      NOTE


                                No.                     $_______________




                         [                            ]

                            Issued in connection with
                             the purchase financing
                         of three (3) container vessels

                         Issue Date:  __________, _____


                                  MATURITY DATE

                                __________, ____

               [                            ] (the "Company"), for value
received, hereby promises to pay to the order of [                     ]
or registered assigns the principal sum of _____________________________ DOLLARS (USD___________) on the maturity date specified above. This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof to but excluding the date due at the Interest Rate for each Interest Period (as such term is defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date), until the principal hereof is paid. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any
Daewoo *        exercised by the Company pursuant to Section 5.03 of the
Loan Agreement. Capitalized terms contained herein and not defined herein, shall have the meanings specified in a certain Loan Agreement dated March 14, 1994 (the "Loan Agreement") by and among American President Lines, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburg, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A.

               The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Company to the Syndicate Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

               Under the Loan Agreement, the Company is obligated to pay interest on and the principal of this Note to the Syndicate Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

               This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

               Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with the Company at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Company, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

               On a Fixed Rate Conversion Date, the Interest Rate on this Note shall be converted to a Fixed Rate. Upon such conversion, the Holders shall exchange this Note for a new Fixed Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

               If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Syndicate Agent may exercise whatever rights and remedies provided for therein.

               The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

               As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of LIBO Rate Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

               Prior to due presentment for registration of exchange or transfer of this Note, the Syndicate Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Syndicate Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

               This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed pursuant to the provisions in the Loan Agreement.

               AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAW OF THE STATE OF NEW YORK GOVERNING CHOICE OF LAW).


               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                             [
]


                                             By:___________________
                                                    Title:

Attest:


By:_____________________
       Title:
                                   SCHEDULE 1

                      Maturity Dates, Principal Amounts and
                          Initial Interest Rates of Notes


                                             Principal
Maturity Date                          Amount               Interest
Rate

                                                            APPENDIX B-1



                          [FORM SUBJECT TO REVISION TO
                         CONFORM TO LAWS OF FLAG STATE]



                        FIRST PREFERRED SHIP MORTGAGE ON

                               THE "         " TO

                            [                      ]

THIS FIRST PREFERRED SHIP MORTGAGE dated this _ day of [      ], 199 ,
made and given by [                             ], a [       ]
corporation (the "Borrower") to [            ], a [                ]
organized and existing under the Laws of the Federal Republic of Germany [for the Daewoo Mortgages, the Syndicate Agent and the Syndicate Members shall be named as mortgagees] (the "Mortgagee", which term shall include the Mortgagee's successors and assignees).

               WHEREAS:

               A.  The Borrower is the sole owner of the Republic of The
Marshall Islands flag vessel, "             ", Official No.    , of
Gross Tons and       Net Tons (the "Vessel", which term shall include
all of the boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, cables, apparel, furniture, fitting, equipment and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid, but shall exclude any leased equipment).

               B. Pursuant to that certain Loan Agreement dated March 14, 1994 among [the Borrower] [American President Lines, Ltd. ("APL")], the Mortgagee and [other Lender] (the "Loan Agreement") (a copy of which without Exhibits is attached hereto as Exhibit A), the Mortgagee has agreed to make loans with respect to three (3) vessels, including the Vessel, to [the Borrower] [APL], or to [APL Newbuildings, Ltd. ("APLN")] [the Borrower], with respect to such of said Vessels to be owned by [the Borrower] [APL] or to be transferred by [the Borrower] [APL] to, and owned by [APLN] [the Borrower], pursuant to that certain Agreement to Acquire and Charter, dated the date of the Loan Agreement, among [the Borrower] [APL], [APLN] [the Borrower], the Mortgagee and [other Lender] [(a copy of which is attached as Exhibit A-1)], such loans to be in an
aggregate amount not to exceed [        ] United States Dollars (USD
          ) (collectively, the "Loans"), as evidenced in part by Notes
in the aggregate principal amount of                     United States
Dollars (USD _____________) dated        , 199   (the "[HDW] [Daewoo]
Notes"), with respect to the Vessel by the Borrower in favor of the Mortgagee (a form of which without Exhibits is attached hereto as Exhibit B), and in order to induce the Mortgagee to make the loans, the Borrower has agreed to grant this Mortgage to the Mortgagee to secure the Borrower's obligations to the Mortgagee under the [HDW] [Daewoo] Notes and its obligations relating thereto under the Loan Agreement, and the remainder of the Loans as evidence by other [HDW] [Daewoo] notes, whether issued by the Borrower or [APLN] [APL] with respect to such vessels other than the Vessel.

               C. The term "Obligations" shall mean all of the obligations of the Borrower to pay any amount under this Mortgage, the Loan Agreement insofar as they relate to the [HDW] [Daewoo] Tranche Loans and the [HDW] [Daewoo] Notes to the Mortgagee [and the Syndicate Members] whether by way of reimbursement, interest, indemnity or for any other reasons whatsoever.

               D. To secure payment of the Obligations to the Mortgagee, the Borrower has duly authorized the execution, delivery and recording of this First Preferred Ship Mortgage under and pursuant to the laws of the Republic of The Marshall Islands.

               [E. Borrower, on the date hereof, has entered into that certain bareboat charter dated ____________, 199_ (the [HDW] [Daewoo] Charter) with APL (the "Charterer").]


               NOW, THEREFORE, THIS DEED, WITNESSETH:

               That the Borrower, in consideration of the premises and other valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of securing payment of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions in the [HDW] [Daewoo] Notes, the Loan Agreement insofar as it relates to the [HDW] [Daewoo] Notes, in favor of the Mortgagee [and the Syndicate Members] and in this Mortgage expressed, for the benefit of the Mortgagee, has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed and does by these presents grant, convey, mortgage, pledge, assign, transfer, set over and confirm unto the Mortgagee the whole of the Vessel;

               TO HAVE AND TO HOLD the same unto the Mortgagee forever in accordance with the terms herein set forth for the enforcement of the payment of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions contained in the [HDW] [Daewoo] Notes, the Loan Agreement insofar as it relates to the [HDW] [Daewoo] Notes, the Loans and this Mortgage expressed, for the benefit of the Mortgagee;

               PROVIDED ONLY and the conditions of these presents are such that if and when the Mortgagee shall have received (i) the full amount of the Obligations or (ii) the full amount required to be paid in respect of the Subportion of the [HDW] [Daewoo] Tranche relating to the Vessel evidenced by the [HDW] [Daewoo] Notes in accordance with the provisions of Section 5.04 of the Loan Agreement, together with payment of all other amounts then due and owing secured by this Mortgage, these presents and the rights of the Mortgagee hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

               The Borrower for itself, its successors and assignees, hereby covenants and agrees with the Mortgagee that the Vessel is to be held by the Mortgagee as long as the obligation of the Borrower under the [HDW] [Daewoo] Notes, the Loan Agreement to the extent it relates to the [HDW] [Daewoo] Notes and this Mortgage remains in force, subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.


                                    ARTICLE I

                         REPRESENTATIONS OF THE BORROWER

               (1) The Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

               (2) the Borrower has legal power and authority to enter into and carry out the terms of this Mortgage;

               (3) this Mortgage has been duly authorized by all necessary action, corporate or other, on the part of the Borrower, and this Mortgage constitutes, and upon due execution and delivery by the Borrower the Mortgage will constitute, in accordance with its respective terms, a legal, valid and binding instrument enforceable against the Borrower, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

               (4) except as previously disclosed to the Mortgagee in writing, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any of its properties affecting the Mortgage which would materially and adversely affect the ability of the Borrower to perform its obligations hereunder;

               (5) the consummation of the transactions contemplated by, and compliance by the Borrower with all the terms and provisions of, the Mortgage will not violate any provisions of the Certificate of Incorporation or Bylaws of the Borrower and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Borrower or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Borrower, or violate any applicable statute, rule or regulation;

               (6) the Borrower is not in default and no condition exists which with notice or lapse of time or both would constitute a default by the Borrower, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

               (7) the Borrower has more than one place of business and the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

               (8) all taxes (other than taxes based on or measured by income), liability for the payment of which has been incurred by the Borrower in connection with the execution, delivery and performance by it of the Mortgage, have been paid (or provided for in its accounts if not payable on or prior to the delivery date of the Vessel);
               (9) all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Mortgage, (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable and (iii) to make this Mortgage admissible in evidence in the Republic of The Marshall Islands, and the United States of America has been obtained or made and are in full force and effect;

               (10) it has not taken any corporate action nor to its knowledge have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

               (11) except for registration of this Mortgage in accordance with the provisions of the Republic of the Marshall Islands' Maritime Act of 1990, as amended, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage in the country of the Borrower or the United States of America, or the flag of its registry or, to the best of its knowledge, elsewhere, that it be filed, recorded or enrolled with any governmental authority or agency in the country of the Borrower or, to the best of its knowledge, elsewhere, or that it be stamped with any stamp, registration or similar transaction tax in the country of the Borrower or the United States of America, or the flag of its registry or to the best of its knowledge, elsewhere;

               (12) the Vessel is duly documented in the name of the Borrower under the flag of the Republic of The Marshall Islands; and

               (13) the Vessel is in the absolute and unencumbered ownership of the Borrower except as contemplated by this Mortgage [and the Second Mortgage].

                                   ARTICLE II

                            COVENANTS OF THE BORROWER


               (14) The Borrower represents and warrants that it lawfully owns and possesses the Vessel free from any mortgage, security interest, lien or charge whatsoever other than the Mortgage and covenants with the Mortgagee that it shall warrant and defend the title to and lawful possession of the Vessel and every part thereof for the benefit of the Mortgagee, and shall hold harmless and indemnify the Mortgagee against the claims and demands of all Persons whomsoever arising as the result of any mortgage, security interest, lien or charge whatsoever on the Vessel; provided that the Borrower's foregoing obligations (other than its agreements to defend title and indemnify and hold the Mortgagee harmless) shall not apply to the following:

               (a) liens for crew's wages ("Crew's Wages") and salvage (including contract salvage) which shall not have been due and payable for more than ten (10) days after termination of a voyage or which shall then be contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted and shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interest in or under the Mortgage;

               (b) liens for Crew's Wages and salvage (including contract salvage) and general average which are either unclaimed or covered by insurance;

               (c) liens incident to current operations (except for Crew's Wages, salvage and general average) not more than thirty (30) days past due, liens for the wages of a stevedore when employed directly by the Shipowner or the operator, master or any agent of the Vessel, or liens covered by insurance and any deductible applicable thereto;

               (d) liens for repairs or with respect to changes made in the Vessel pursuant to Section 25(b) hereof;

               (e) in the event the use of or title to the Vessel is requisitioned by any government or any agency thereof insofar as it relates to possession of the Vessel;

               [(f) in the case of a Daewoo Vessel, the Second
Mortgage];

               (g) liens for taxes or assessments or other governmental charges and levies not yet due and payable, or the validity of which is being contested by the Borrower [or the Charterer] in good faith by appropriate proceedings upon stay of execution of the enforcement thereof and for which adequate reserves in accordance with Generally Accepted Accounting Principles or other appropriate provision has been made;

               (h) in the case of any actual or constructive total loss or an agreed or compromised total loss of the Vessel insofar as it relates to possession of the Vessel; and

               (i) insofar as it relates to possession of the Vessel, to charters permitted by the terms of this Mortgage and the Loan
Agreement and by applicable law [and to subcharters permitted by the terms of the [HDW] [Daewoo] Charter];

provided that any liens described in paragraphs (c), (d) and [(g)] hereof shall be permitted only to the extent they are subordinate to lien of the Mortgage.

               (15)(a) Neither the Borrower, any charterer, the master of the Vessel nor any other Person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel any lien whatsoever, other than this Mortgage [the Second
Mortgage] and the liens referred to in Section 14 hereof.

               (b) The Borrower shall forthwith remove or cause to be removed within thirty (30) days of its knowledge thereof any lien or encumbrance (other than the items referred to in Section 14(e), (h) and (i) of this Article II) which shall be filed against the Vessel, unless the same is being contested by appropriate proceedings in good faith and
(i) such proceedings shall suspend the collection of the related claim from the Vessel, (ii) neither the Vessel nor any interest therein would be in any danger of being sold, forfeited or lost during the pendency of such proceedings, and (iii) the Borrower or the Charterer shall have furnished such security, if any, or cause or make adequate provision for release prior to foreclosure, sale, or similar disposition as may be required in such proceedings.

               (16) If the Vessel shall be attached, levied upon or taken into custody by virtue of any legal proceeding in any court or tribunal or by any government or other authority, the Borrower or the Charterer shall promptly notify the Mortgagee thereof by telex and within fifteen (15) days after any such arrest (except in the case of requisition or other taking by any government or governmental body) shall cause the Vessel to be released within thirty (30) days and shall promptly notify the Mortgagee thereof in the manner aforesaid.

               (17) Except as provided in the Granting Clause hereof the Borrower has not assigned, pledged or otherwise granted a security interest in or lien on, and shall not assign, pledge or otherwise grant a security interest in or lien on, the whole or any part of, any rights assigned by the Granting Clause hereof.

               [Include Second Mortgage in case of a Daewoo Vessel]

               (18) Upon the occurrence of any Event of Default, the Borrower shall promptly notify the Mortgagee by telex or telecopy, confirmed by letter, unless such Event of Default shall have been cured.

               (19) The Borrower shall make all payments of principal and interest on the [HDW] [Daewoo] Notes and shall perform in full its obligations and liabilities under this Mortgage and the Loan Agreement to the extent it relates to the [HDW] [Daewoo] Notes and the [HDW] [Daewoo] Security Documents.

               (20) (a) The Borrower represents and warrants that on the date hereof the Vessel is, and the Borrower covenants with the Mortgagee that it shall (subject to clauses (b) and (c) below) hereafter remain, documented under the laws of the Republic of The Marshall
Islands.

               (b) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the Republic of Panama, the Republic of Liberia, the Republic of Vanuatu and the Commonwealth of The Bahamas. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law if any, (ii) execute and deliver to the Mortgagee, in form and substance reasonably satisfactory to the Mortgagee, and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, a replacement mortgage for this Mortgage (the "Replacement Mortgage"), with terms and conditions substantially similar to the terms and conditions of this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of any such country where the Vessel is re-registered and re-flagged, and immediately after the filing of the Replacement Mortgage for recordation deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first priority lien under the laws and regulations of such country and is a "preferred mortgage" within the meaning of 46 U.S.C. Section 31301(b)(B), and that, if there shall have been any change in the applicable laws and regulations of such country of re-registration and re-flagging after March 14, 1994, such change does not materially adversely affect the interests of the Mortgagee with respect to the Vessel, and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the country where the Vessel is re-registered and re-flagged, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage [and the Second Mortgage]). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (b), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted (x) if an Event of Default or Incipient Default shall have occurred and be continuing or (y) if in the sole opinion of the Mortgagee such reflagging will, or may be expected to, adversely affect the rights or remedies of the Mortgagee under the Loan Documents, the value of the Vessel, or will be or may otherwise be expected to be, disadvantageous to the Mortgagee.

               (c) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the United States of America. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law, if any, (ii) execute and deliver to the Mortgagee (or an approved trustee to act as mortgagee), a replacement mortgage with terms and conditions substantially the same as the terms and conditions of this Mortgage, in form and substance reasonably satisfactory to the Mortgagee (the "Replacement Mortgage"), and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, the Replacement Mortgage for this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of the United States of America, and, immediately after the filing of the Replacement Mortgage for recordation, deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first "preferred" ship mortgage under the laws and regulations of the United States of America and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the United States of America, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage [and the Second Mortgage] [and the Charter]). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (c), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted if, an Event of Default or Incipient Default shall have occurred and be continuing.

               (21) The Borrower (x) shall not cause or permit the Vessel to be operated in any manner contrary to applicable law except to the extent that such provision shall have been contested in good faith by the Borrower in appropriate proceedings diligently prosecuted and shall not subject the Vessel to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage, (y) shall not operate the Vessel in any way contrary to any of the terms or conditions of the insurance required by
Section 29 hereof (unless it shall first have arranged for continuation of the coverage afforded thereby), and (z) shall not abandon the Vessel in any foreign port unless (i) there shall have been an actual or constructive total loss or an agreed or compromised total loss of the Vessel; or (ii) there has been any other loss with respect to the Vessel and the Borrower shall not have had reasonable time to repair or rectify the same; or (iii) the use or title of the Vessel has been taken or requisitioned by any government or governmental authority; provided, however, that if an Event of Default shall have occurred and be continuing, the Borrower shall not abandon the Vessel unless it shall have first received the written consent of the Mortgagee.

               (22) The Borrower shall pay and discharge or cause to be paid and discharged when due and payable all claims against, and taxes, assessments, governmental charges, fines and penalties imposed on, the Vessel or the Vessel's cargo; provided, however, that the Borrower shall have the right to contest or cause to be contested, in good faith and by appropriate proceedings, any such claim, tax, assessment, governmental charge, fine or penalty and, pending such contest, may defer the payment thereof so long as such contest or deferment in payment shall not subject the Vessel or any part thereof to risk or forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (23) The Borrower shall, at its expense and at no cost to the Mortgagee, comply with and satisfy all of the provisions of the flag of the Republic of The Marshall Islands, in order to establish, record and maintain the Mortgage as a preferred mortgage thereunder on the Vessel until it is re-registered, reflagged and the Mortgage is replaced by a Replacement Mortgage as provided in Section 20(b) hereof.

               (24) The Borrower shall place and at all times and places shall retain a properly certified copy of the Mortgage on board the Vessel with her papers and shall cause such certified copy and such papers to be exhibited to any and all Persons having business with the Vessel and to any representative of the Mortgagee. The Borrower shall also place and keep prominently displayed on the Vessel a framed printed or typewritten notice in plain type which shall cover a space of not less than six inches wide by nine inches high (or of such other dimensions as may be required by law) reading substantially as follows:

                    "NOTICE OF FIRST PREFERRED SHIP MORTGAGE"

              "This Vessel is owned by [                      ] a
       [        ] corporation (the "Shipowner"), and is covered by a
       First Preferred Ship Mortgage in favor of [               ],
       under authority of the Republic of The Marshall Islands. Under the terms of said Mortgage, neither the Shipowner, any charterer, the master of the Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than the lien of said Mortgage and liens for wages of a stevedore when employed directly by the Shipowner, operator, master, or any agent of the Vessel, for Crews' Wages, for general average, for salvage, and, to the extent subordinate to the lien of said Mortgage, for certain liens incident to current operations or for repairs or changes permitted by the Mortgage."

               (25)(a) The Borrower shall at all times and without cost or expense to the Mortgagee (i) maintain and preserve, or cause to be maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make her so, strong and well and sufficiently tackled, apparelled, furnished, equipped and in every respect seaworthy and in good operating condition, ordinary wear and tear and depreciation excepted; and (ii) keep the Vessel, or cause her to be kept, in such condition as will entitle her to the highest classification and rating for vessels of the same age and type of The American Bureau of Shipping, and annually shall furnish to the Mortgagee a certificate by The American Bureau of Shipping that such classification is maintained; provided that in any event the Borrower shall notify the Mortgagee of any change in the classification of the Vessel; and provided, further, that the foregoing shall not apply if there shall have been an Event of Loss or during such period as (1) the Vessel has been taken or requisitioned by any government or governmental body or (2) there has been any other loss with respect to the Vessel and the Borrower shall not have had a reasonable time to repair the same. The Borrower shall furnish from time to time upon reasonable demand of the Mortgagee such information and documents as the Mortgagee may require concerning the classification of the Vessel. Except during any period in which the provided further proviso in the first sentence of this paragraph shall apply, the Vessel shall, and the Borrower covenants that she will, at all times comply with all applicable laws, treaties and conventions of the Republic of The Marshall Islands and all rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith except to the extent that such provision shall have been contested in good faith by the Borrower in appropriate proceeding diligently prosecuted, so long as such proceeding shall not subject the Vessel or any part thereof to risk or forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (b) The Borrower shall not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig unless it shall have received the Mortgagee's prior written approval thereto, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval need be obtained in respect of any change which shall be necessary to comply with the requirements of the United States Coast Guard, the Republic of The Marshall Islands or The American Bureau of Shipping in order to entitle the Vessel to the classification and rating required by paragraph (a) hereof.

               (c)  Until an Event of Default shall occur, the Borrower
(i) shall be suffered and permitted to retain actual possession and use of the Vessel and (ii) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, equipment or any other appurtenances to the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, fittings, equipment or other appurtenances of at least equal value to the Borrower which shall forthwith become subject to the lien of this Mortgage.

               (26) The Borrower shall at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting or surveying the same and her papers and, at the request and expense of the Mortgagee, the Borrower shall deliver or cause to be delivered for inspection by such parties copies of any and all contracts and documents relating to the Vessel, whether on board or not.

               (27) The Borrower shall not sell, demise charter [except for the [HDW] [Daewoo] Charters], mortgage (except by this Mortgage [and the Second Mortgage]) or transfer the Vessel (except any sale of the Vessel after repayment of the amounts of the related subportion of the [HDW] [Daewoo] Tranche in accordance with Section 5.04 of the Loan Agreement or by way of requisition or other governmental taking by the United States of America or the Republic of The Marshall Islands or in accordance with Section 9.02(b) of the Loan Agreement) without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld. Any such written consent to any one sale, demise charter, mortgage or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, demise charter, mortgage or transfer. Any sale, demise charter, mortgage or transfer of the Vessel shall be subject to the provisions of the Mortgage and the lien thereof.

               (28) The Borrower will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance, discharge or purchase of any liens, taxes, dues, assessments, governmental charges, tolls, fines and penalties imposed, repairs, attorneys' fees and other matters as the Borrower is obligated herein to provide but fails to provide. Such obligation of the Borrower to reimburse the Mortgagee shall constitute Obligations secured by this Mortgage, and shall be payable by the Borrower on demand, together with interest thereon from the date of demand until the date of payment (both before and after judgment) at the Default Interest Rate (as such rate is set forth in Section 3.08[(a)][(b)] of the Loan Agreement). The Mortgagee, though privileged so to do, shall be under no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default in that respect.

               (29)(a) The Borrower shall, at its own expense, provide and maintain insurance on or with respect to the Vessel and the operation thereof, as follows:

                     (1) Marine navigating risk hull and machinery insurance and marine war navigating risk hull and machinery insurance, together with, at the Borrower's option, such amounts of increased value and total loss only insurance as are permitted by such hull and machinery insurance policies. While the Vessel is idle or laid up, at the option of the Borrower and in lieu of the coverage described in the immediately preceding sentence, port risk hull and machinery insurance may be taken out on the Vessel by the Borrower. The foregoing insurance shall be in aggregate amounts equal at all times to the greater of (a) one hundred ten percent (110%) of the aggregate amount of the [HDW][Daewoo] Notes outstanding and (b) the full commercial value of the Vessel. Any of the foregoing may provide for a deductible amount approved by the Mortgagee, but no consent or approval of the Mortgagee shall be required for a deductible amount of up to One Million United States Dollars (USD1,000,000) with respect to any one accident, occurrence or event. The preceding sentence shall not apply in the event of an actual, constructive, compromised or agreed total loss of the Vessel. All policies of insurance required under this Section 29(a)(1) shall, unless the Mortgagee shall otherwise consent in writing, be under the broadest forms which are carried by prudent shipowners for similar vessels engaged in similar trades (at the time of issue of the policies in question) and approved by the Mortgagee. The Borrower shall have the right to procure in excess of the above requirements for its own sole benefit.

                     (2) Marine and war risk, full form protection and indemnity insurance with such clubs or insurance companies acceptable to the Mortgagee, for such amounts as the Mortgagee may require or approve. Such protection and indemnity insurance shall be maintained in the broadest forms generally available in the United States/United Kingdom markets and shall include a cross liability endorsement, if obtainable. The Borrower shall have the right to carry, for its own benefit, excess protection and indemnity insurance and marine multiliability insurance. The Mortgagee shall have the right to approve the amounts of deductibles; provided, however, that no approval of the Mortgagee shall be required if such deductibles aggregate not more than Five Hundred Thousand United States Dollars (USD500,000) with respect to any single accident, occurrence or event excluding cargo and Five Hundred Thousand United States Dollars (USD500,000) per vessel voyage with respect to total cargo or property carried on such voyage.

                     (3) Insurance against liability under law or international convention arising out of pollution, spillage or leakage in an amount not less than the greater of:

                      (y) the maximum amount available, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

                      (z)     the amounts required by the laws or
                              regulations of the United States of
                              America and any applicable jurisdiction in which the Vessel may be trading from time to time except to the extent that any such laws or regulations shall have been contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted, as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

       The foregoing insurance shall be against such risks and in such form as are in the reasonable opinion of the Mortgagee, necessary or advisable for the protection of the interests of the Mortgagee.

                     (4)  Single interest mortgagee's insurance
       covering the Mortgagee against any acts or omissions of the Borrower whereby marine and war risk hull and machinery insurance covered by this paragraph (a) shall or may be suspended, impaired or defeated; and any loss under such insurance shall be payable directly to the Mortgagee. Such single interest mortgagee's insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange coverage acceptable to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

                     (5)  Mortgagee's additional perils insurance
       (pollution), and any loss under such insurance shall be payable directly to the Mortgagee. Such additional perils insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange acceptable coverage to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

                     (6) The Borrower shall carry at its own expense, for the benefit of the Mortgagee, (i) in connection with any voyage outside the territorial waters of the United States of America, such insurance against political risks of confiscation and expropriation by any government (except the United States of America and the country of registry) as would be carried by prudent owners and operators on similar voyages, (ii) additional insurance in such amounts and against such risks arising from or connected with the ownership or operation of the Vessel as from time to time may be commonly insured against and may be reasonably required by the Mortgagee and (iii) such other insurance as may at the time be required by applicable law except to the extent that such law shall have been contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

               (b) (1) All insurance required to be taken out and maintained pursuant to the terms of this Mortgage (except insurance pursuant to Section 29(a)(4) and (5) of this
       Article II) shall name the Mortgagee (as Mortgagee) [the Second Mortgagee as defined in subsection (c), below (if a Daewoo Vessel)], the Borrower and any permitted charterer, as named insured or additional named insured, and the policies or certificates of insurance shall provide that there shall be no recourse against the Mortgagee [or the Second Mortgagee] for the payment of premiums, commissions, club calls, assessments or advances.

                     (2)  All insurance carried pursuant to paragraph
       (a) of this Section 29 shall contain provisions or endorsements stating that such insurance is primary insurance without any right of contribution with respect to any insurance carried by or on behalf of the Mortgagee [or any other Syndicate Members] [or the Second Mortgagee] other than as provided pursuant to this
       Section 29 on the same interest insured.

                     (3) The policies in respect of insurance carried pursuant to paragraph (a) hereof shall provide that at least ten
       (10) days' prior written notice shall be given to the Mortgagee and the Borrower by the underwriters of any cancellation for the nonpayment of premiums, commissions, club calls, assessments or advances. Each policy in respect of such insurance shall further provide that (except in the case of automatic termination and cancellation clauses pursuant to the terms of the war risk policies other than for nonpayment of premium) at least ten (10) days' prior written notice shall be given to the Mortgagee [and the Second Mortgagee] and the Borrower by the underwriter of any termination, cancellation, lapse or material modification of the terms of such policy. Each policy in respect of such insurance shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy. The Mortgagee shall have the right, but not the obligation, to pay any such amounts on behalf of the Borrower which shall not have been timely paid by the Borrower and to recover such amounts together with interest pursuant to this Section 29.

                      (c)  All policies of insurance in respect of
insurance required to be taken out and maintained pursuant to the terms of this Mortgage or other evidence thereof (except policies taken out pursuant to Sections 29(a)(4) and (a)(5) of this Article II) shall provide that losses thereunder shall be payable (i) until this Mortgage shall have been discharged, first to the Mortgagee for application pursuant to this Mortgage; [(ii) and after underwriters shall have been given written notice by the Mortgagee of discharge of this Mortgage, to Kreditanstalt fur Wiederaufbau as mortgagee (the "Second Mortgagee")
under a Second Preferred Ship Mortgage dated [               ], 199__
for application pursuant to the Second Mortgage] and (iii) thereafter, to the Borrower; provided, however, that such policies of insurance or other evidence thereof shall provide that:

                     (1) In the case of insurance carried pursuant to paragraph (a)(1) of this Section 29 (to the extent liability insurances are afforded thereunder) or pursuant to paragraph
       (a)(2) of this Section:

                             (i)  if the Borrower shall not have
       incurred the loss, damage or expense in question, any loss under such insurance may be paid directly to the Person by whom such liability covered by such policies has been incurred (whether or not an Incipient Default or an Event of Default then exists); and

                          (ii) if the Borrower shall have incurred the loss, damage or expense in question or if the Borrower shall have paid the loss, damage or expense in question and shall have presented to the underwriters satisfactory evidence that the liability insured against has been discharged or is being discharged simultaneously with such payment, any such loss under such insurance shall be paid to the Borrower or to its order in reimbursement if there is not then an existing Event of Default or Incipient Default of which the underwriter has written notice from the Mortgagee, or, if there is such an existing Event of Default or Incipient Default, to the Mortgagee to apply such amounts in accordance with Section 39 hereof, or (y) if such Event of Default or Incipient Default shall have been cured or waived, in which case such amounts shall be applied as otherwise provided in this Section 29, and if the Mortgage shall have been discharged, such loss shall be paid to the Borrower; and

                         (iii)  upon the occurrence of an Event of
       Loss, all insurance payments and other compensation therefor shall be paid to the Mortgagee for application in accordance with
       Section 5.04(b) of the Loan Agreement.

                     (2) In the case of insurance carried pursuant to paragraph (a)(1) of this Section (to the extent liability insurances are not afforded thereunder), so long as the accident, occurrence or event does not result in an Event of Loss, payment of all losses up to Two Million United States Dollars (USD2,000,000) (or such higher figure as the Mortgagee may from time to time approve) by all insurance underwriters with respect to any one accident, occurrence or event may be made (i) directly for the repair or other charges involved, (ii) directly to the Borrower or to its order as reimbursement if the Borrower or any permitted charterer shall have first fully repaired the damage and paid the cost thereof and any other charges involved, and the underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the underwriters; provided that if such loss exceeds Two Million United States Dollars (USD2,000,000), the underwriters shall not make payment without first obtaining the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld, and provided, further, that if the underwriters shall have received written notice from the Mortgagee as to the occurrence of an Event of Default or Incipient Default, unless the underwriters shall thereafter have been notified by the Mortgagee in writing that such Event of Default or Incipient Default has been cured or waived, in which event all such payments shall be made to the Mortgagee for application in accordance with Section 39 hereof, and after the Mortgage has been satisfied and discharged, to the Borrower or to its order.

                      (d) In the event that a claim is made against the Vessel for loss, damage or expense which is covered by insurance, and it is necessary for the Borrower to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim, the Mortgagee, on written request of the Borrower, shall assign to any Person executing a surety or guaranty bond or other agreement to save or release the Vessel from such arrest all right, title and interest of the Mortgagee in and to such insurance proceeds covering such loss, damage or expense as collateral security to indemnify against liability under such bond or other agreement.
                      (e)  The Borrower shall have the duty and
responsibility to make all proofs of loss and taken any and all other steps necessary to effect collections from underwriters for any loss under any insurance carried pursuant to paragraph (a) of this Section 29.

                      (f)(1) The Borrower shall furnish, or cause to be furnished, to the Mortgagee [and the Second Mortgagee] on the date hereof and annually (between each January 15th and no later than March
15th) thereafter, copies of (i) cover notes, (ii) policies of insurance,
(iii) letters of undertaking, if any, and (iv) a detailed report signed by independent marine insurance brokers designated by the Borrower and satisfactory to the Mortgagee describing the insurance carried on or with respect to the Vessel and the operation thereof and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Section.

                     (2) Such report shall state that, in the opinion of such insurance broker, the forms of policies or other evidence of such insurance and the amounts of insurance and other terms are (i) not less than what is necessary or advisable for the protection of the interests of the Mortgagee and (ii) are customary at the time for vessels of similar size, type, trade and cargo. Such report shall set forth any recommendations such insurance broker may have for additional or reduced insurance which prudent shipowners or operators of vessels of similar size, type, trade and cargo are then carrying. Such report shall further state that, in the opinion of such independent insurance broker, all insurance carried pursuant to paragraph (a) of this
       Section 29 is underwritten by insurance companies, underwriters' associations or underwriting funds which should be satisfactory to the Mortgagee.

                     (3) The Borrower shall cause such independent insurance broker to agree (i) to advise the Mortgagee [and the Second Mortgagee] promptly of any default in the payment of any premium, commission, club call, assessment or advance required (whether for new insurance or for insurance replacing, renewing or extending existing insurance) and of any other act, omission or event of which such independent insurance broker has knowledge and which in its sole judgment (A) might invalidate or render unenforceable, or cause the cancellation or lapse or prevent the renewal or extension of, in whole or in part, any insurance carried pursuant to paragraph (a) of this Section, (B) has resulted or might result in any material modification of the terms of any such insurance or (C) has or might result in any such insurance not being in compliance with the applicable requirements of this Section and (ii) to furnish the Mortgagee [and the Second Mortgagee] from time to time, upon request, detailed information with respect to any of the insurance carried on or with respect to the Vessel or the operation thereof.

               (g) In addition, upon request from time to time, the Borrower shall deliver, or cause or be delivered to the Mortgagee evidence satisfactory to the Mortgagee that the insurance required to be provided and maintained pursuant to this Section 29 has been issued and is then in full force and effect.

               (h) The Borrower shall cause all insurance required to be provided and maintained by this Mortgage to be carried with marine insurance companies, underwriters' associations or underwriting funds approved by the Mortgagee, which approval shall not be unreasonably withheld or delayed.

               (i) The Borrower shall not declare or agree upon a compromised, constructive or agreed total loss of the Vessel without the prior written consent of the Mortgagee which approvals shall not be unreasonably withheld.

               (j) The Borrower agrees that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance shall or may be suspended, impaired or defeated and will not suffer or permit the Vessel to engage in any voyage or to carry out any operations not permitted under the insurance policies in effect without first covering the Vessel to the amount herein provided with insurance satisfactory to the Mortgagee in all other respects for such voyage or such operations.


                                   ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

               (30) The term "Event of Default", whenever used herein, means any one of the following events:

               (a) Default by the Borrower in the due and punctual observance and performance of any provisions of Sections 14, 15(b) 16, 17, 20, 21(y) and (z), 23, 27 and 29(a), (b), (f) and (j) hereof (and to the extent that such default exposes the Vessel to forfeiture, Sections 21(x) and 22 hereof); or

               (b) Default (other than as specified in paragraph (a) or (b) of this Section 30) in the due and punctual observance and performance of any of the covenants of the Borrower herein and continuance of such default for thirty (30) days after written notice thereof from the Mortgagee to the Borrower or the Guarantor, as the case may be; or

               (c) An Event of Default shall have occurred under the Loan Agreement.

               (31) If an Event of Default shall have occurred and be continuing, the Mortgagee shall be entitled to, without further notice or demand, declare the whole or any part of the Obligations to be forthwith due and payable, upon which declaration the principal of and interest on the [HDW] [Daewoo] Notes shall become immediately due and payable together with interest thereafter on overdue principal at the Default Interest Rate; provided that the occurrence of an Event of Default under Sections 12.02(m) and (n) of the Loan Agreement shall be deemed to be a declaration by the Mortgagee as aforesaid, whereupon the Mortgagee may:

               (a) Enforce and exercise all or any of its rights and powers as a secured party or mortgagee under and in accordance with the [HDW] [Daewoo] Security Documents at law, in equity, or in admiralty;

               (b) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the country of its registry, or by the applicable laws of any jurisdiction where the Vessel or other security may be found, and initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any or all sums due, or declared due, on the [HDW][Daewoo] Notes and all other Obligations, with the right to enforce payment of said sum against any assets of the Borrower, whether they are covered by any [KfW] [Daewoo] Security Document or otherwise, and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with paragraph (e) of this Section 31;

               (c) Have a receiver of the Vessel appointed as a matter of right in any suit under this Section (and any such receiver may have the rights of the Mortgagee under paragraphs (e) and (f) of this Section
31);

               (d) Take possession of the Vessel, with or without legal proceedings, at any place where the Vessel may be found (and the Borrower or other Person in possession of the Vessel shall forthwith surrender possession of the Vessel to the Mortgagee on demand), and the Mortgagee shall, subject to any governmental approval required under the country of its registry, or any other applicable law, have the right, but shall not be obligated, to manage, insure, maintain, repair, employ, lay up, hold, charter, lease, operate or otherwise use the Vessel for such period and under such terms as it may reasonably deem most expedient for its interest, accounting only for the net profits, if any, arising from such use and charging against all receipts from such use of the Vessel, all reasonable charges and expenses in connection with such use;

               (e) Sell the Vessel at public sale with sealed bids, on such terms and conditions as it deems best, free of any claim of the Borrower and, except as provided by law, any other Person, upon advance notice of ten (10) consecutive days published in a newspaper authorized to publish legal notices of that kind in San Francisco, California, and by sending notice of such sale no later than the date of first publication, by telegraph, cable, telecopy or telex, to the Borrower as provided in Section 49 hereof. Any such sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale. The Mortgagee or (subject to the provisions of the laws of the country of its registry and any other applicable law) any Holder may become the purchaser at any such sale, and shall have the right to credit on the purchase price any and all sums of money due in respect of the [HDW] [Daewoo] Notes or other Obligations; and

               (f) Accept a conveyance of title to, and to take without legal process (and the Borrower or other Person in possession shall forthwith surrender possession to the Mortgagee), the whole or any part of the Vessel wherever the same may be, and to take possession of and hold the same.

               (32) The Borrower hereby irrevocably appoints the Mortgagee the true and lawful attorney of the Borrower, in its name and stead, to make all necessary transfers of the whole or any part of the Vessel in connection with a sale, use or other disposition pursuant to
Section 31 hereof, and for that purpose to execute all necessary instruments of assignment and transfer. Nevertheless, the Borrower shall, if so requested by the Mortgagee, ratify and confirm any sale, assignment, transfer or delivery by executing and delivering such proper bill of sale, assignment, conveyance, instrument of transfer or other instrument as may be designated in such request.

               (33) A sale of the Vessel made pursuant hereto whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Borrower therein and thereto, and shall bar the Borrower, its successors and assigns, and all Persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given or whether any Event of Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.

               (34)(a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction in any country of the world or by any government or other authority and shall not be released from arrest or detention within thirty (30) days from the date of arrest or detention, the Borrower hereby authorizes the Mortgagee, in the name of the Borrower, to apply for and receive possession of and to take possession of the Vessel with all of the rights and powers that the Borrower might have, possess and exercise in any such event. This authorization is irrevocable.

               (b) The Borrower irrevocably authorizes the Mortgagee or its appointees (with full power of substitution) to appear in the name of the Borrower in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien or claim against the Vessel from which the Vessel shall not have been released in accordance with Section 16 hereof.

               (35) The Mortgagee is hereby appointed as attorney-in-fact of the Borrower, during the continuance of any Event of Default, in the name of the Borrower to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, compensation, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and to make, give and execute in the name of the Borrower acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

               (36)(a) The Borrower covenants that upon acceleration of maturity pursuant to Section 31 hereof, the Borrower will pay to the Mortgagee the whole amount then due and payable on the Obligations plus an amount calculated in accordance with Section 11 of the Loan Agreement. If the Borrower fails to pay such amount forthwith upon receipt of such notice, the Mortgagee, in its own name and as agent, may institute a judicial proceeding for the collection of the amount so due and unpaid, and prosecute such proceeding to judgment or final decree, and may enforce the same against the Borrower or any other obligor upon the [HDW] [Daewoo] Notes and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Borrower or any other obligor upon the [HDW] [Daewoo] Notes, wherever situated. All monies collected by the Mortgagee under this Section shall be applied by the Mortgagee in accordance with the provisions of
Section 39 hereof.

               (b) If an Event of Default shall occur and be continuing, irrespective of whether notice of acceleration shall have been given pursuant to Section 31 hereof, the Mortgagee may in its discretion proceed to protect its rights and the rights of the Holders of the [HDW] [Daewoo] Notes by such appropriate judicial proceedings as the Mortgagee shall deem most effectual to protect any such rights, or to protect any other proper right, power or remedy then available to the Mortgagee under any [HDW][Daewoo] Security Document.

               (37) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Borrower or any other obligor on the [HDW] [Daewoo] Notes under the Bankruptcy Code of the United States of America or any other applicable law or in connection with the insolvency of the Borrower or any other obligor on the [HDW] [Daewoo] Notes or in case a receiver or trustee shall have been appointed for its property, or any other obligor on the Notes, its creditors or its property, the Mortgagee, irrespective of whether the principal of the [HDW] [Daewoo] Notes shall then be due and payable as therein expressed or by declaration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the [HDW] [Daewoo] Notes and the remainder of the Loans under the [HDW] [Daewoo] Tranche, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Mortgagee and of the Holders allowed in any judicial proceeding relative to the Borrower or any obligor on such [HDW] [Daewoo] Notes, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amount payable to the Mortgagee under Section 39 hereof. Nothing contained in this Mortgage shall be deemed to give the Mortgagee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder or to constitute a waiver by the Borrower of its right to contest the validity of any claim made against it.

               (38) All rights of action and claims under this Mortgage or the [HDW] [Daewoo] Notes may be prosecuted and enforced by the Mortgagee without the possession of the Notes or any other evidence of such indebtedness or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Mortgagee shall be brought in its own name as agent, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Mortgagee, its agents and counsel, be for the benefit of the Holders of the [HDW] [Daewoo] Notes.

               (39) Any monies collected by the Mortgagee pursuant to any sale of the Vessel or other enforcement of any of its rights hereunder or under any other [HDW] [Daewoo] Security Document on account of the occurrence of an Event of Default or Incipient Default by the Mortgagee shall be distributed in accordance with Section 5.09[(a)][(b)] of the Loan Agreement.

               (40) No Holder shall have any right to institute any independent proceeding, judicial or otherwise, with respect to this Mortgage and the other [HDW] [Daewoo] Security Documents or for any other remedy hereunder or thereunder except the Mortgagee.

               (41) Notwithstanding any other provision of this Article III, each Holder of an [HDW] [Daewoo] Note shall have the right which is absolute and unconditional to receive payment (whether directly or through its agent) of the principal of and interest on such Holder's [HDW] [Daewoo] Notes, as and when the same shall become due, and to demand payment thereof, and such right shall not be impaired or affected without the consent of such Holder.

               (42) No right or remedy herein conferred upon or reserved to the Mortgagee or such Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or under the other [HDW] [Daewoo] Security Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy hereunder or otherwise.

               (43) No delay or omission of the Mortgagee or any Holder to exercise any right or remedy accruing upon any Event of Default nor any course of dealings between the Mortgagee, the Holders (or any of them) and the Borrower shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by the Mortgagee of any security or any payment of any part of the Obligations maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Every right or remedy given by this Mortgage or any other [HDW] [Daewoo] Security Document or by law to the Mortgagee or the Holders may be exercised from time to time, and as often and in such order as may be deemed expedient, by the Mortgagee or the Holders, as the case may be.

               (44) In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage or under any other [HDW] [Daewoo] Security Document by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to the Mortgagee, then, and in every such case, the Borrower and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage or any other [HDW] [Daewoo] Security Documents, as the case may be, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

               (45) Subject to the provisions of Section 31 hereof, the Mortgagee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Mortgagee under this Mortgage or any other [HDW] [Daewoo] Security Document or exercising any trust or power conferred on the Mortgagee herein or therein.


                                   ARTICLE IV

                                SUNDRY PROVISIONS

               (46) For the purposes of recording this First Preferred Mortgage as required by the Republic of The Marshall Islands' Maritime Act of 1990, as amended, the total amount of this Mortgage is (i) [
               ] United States Dollars (USD[      ]), and (ii) interest
and performance of mortgage covenants . The date of maturity is [
  ].  The discharge amount is the same as the total amount.

               (47) All the covenants, promises, stipulations and agreements of the Borrower contained in this Mortgage shall bind the Borrower, its successors and assignees, and shall inure to the benefit of the Mortgagee.

               (48) Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint; and the authorized acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.
               (49) Any notice or demand or other communication to the Borrower or the Mortgagee under this Mortgage shall be made in accordance with Section 15.04 of the Loan Agreement.

               (50)   The Borrower will pay to the Mortgagee on demand:

               (a) All monies whatsoever which the Mortgagee reasonably and in good faith shall or may expend, be put to or become liable for in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder; and

               (b) The amount of all expenses of any kind whatsoever, stamp duties (if any), registration fees and any other charges incurred by the Mortgagee in connection with the registration of this Mortgage.

               (51) The Mortgagee shall, without prejudice to its other rights and powers hereunder, be entitled (but not bound) at any time and from time to time, to take any such action as it may in its discretion think fit for the purpose of protecting the security created by this Mortgage, and each and every expense or liability reasonably and in good faith so incurred by the Mortgagee in or about the protection of the security shall be repayable to it by the Borrower on demand.

               (52) The Mortgagee shall be entitled at any time and from time to time to delegate all or any of the powers and discretions vested in it by this Mortgage (including, without limitation, the power vested in it by virtue of Section 32 hereof) in such manner, upon such terms and to such persons as the Mortgagee in its absolute discretion may think fit.

               (53) The provisions of this Mortgage shall be governed by and construed in accordance with the Laws of the Republic of The Marshall Islands and, to the extent applicable, the internal laws of the State of New York.

           [(54) Deutsche Schiffsbank AG may not without the prior written consent of its public trustee (Treuhander) sell, assign, waive or encumber its interest in this mortgage until the Loans and all interest on the Loans have been repaid in full.]1

               (55) No course of dealing between the Mortgagee and the Borrower or any delay or failure on the part of the Mortgagee thereof in exercising any rights hereunder shall operate as a waiver of any rights of the Mortgagee thereof or of the preferred status of this Mortgage.

               IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be duly executed by its authorized representative the day and year first above written.


[                             ]



_____________________________
                                             Name:
                                             Title:


       [Notarial Acknowledgement complying with Marshall Islands law to be added.]

                                                            APPENDIX B-2


                          [FORM SUBJECT TO REVISION TO
                         CONFORM TO LAWS OF FLAG STATE]


                        SECOND PREFERRED SHIP MORTGAGE ON

                               THE "         " TO

                         KREDITANSTALT FUR WIEDERAUFBAU

THIS SECOND PREFERRED SHIP MORTGAGE dated this _ day of [      ], 199__,
made and given by [                    ], a [          ] corporation
(the "Borrower") to Kreditanstalt fur Wiederaufbau, a public law corporation organized and existing under the Laws of the Federal
Republic of Germany (the "Mortgagee", which term shall include the Mortgagee's successors and assignees).

               WHEREAS:

               A.  The Borrower is the sole owner of the Republic of The
Marshall Islands flag vessel, "             ", Official No.    , of
Gross Tons and       Net Tons (the "Vessel", which term shall include
all of the boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, cables, apparel, furniture, fitting, equipment and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid, but shall exclude any leased equipment).

               B. Pursuant to that certain Loan Agreement dated March 14, 1994 among [the Borrower] [American President Lines, Ltd. ("APL")], the Mortgagee and [other Lender] (the "Loan Agreement") (a copy of which without Exhibits is attached hereto as Exhibit A), the Mortgagee has agreed to make loans with respect to three (3) vessels, including the Vessel, to [the Borrower] [APL], or to [APL Newbuildings, Ltd. ("APLN")] [the Borrower], with respect to such of said Vessels to be owned by [the Borrower] [APL] or to be transferred by [the Borrower] [APL] to, and owned by [APLN] [the Borrower], pursuant to that certain Agreement to Acquire and Charter, dated the date of the Loan Agreement, among [the Borrower] [APL], [APLN] [the Borrower], the Mortgagee and [other Lender] [(a copy of which is attached as Exhibit A-1)], such loans to be in an
aggregate amount not to exceed [        ] United States Dollars (USD
) (collectively, the "Loans"), as evidenced in part by Notes in the
aggregate principal amount of                     United States Dollars
(USD______________) dated        , 199   (THE "[HDW] [Daewoo] Notes"),
with respect to the Vessel by the Borrower in favor of the Mortgagee (a form of which without Exhibits is attached hereto as Exhibit B), and in order to induce the Mortgagee to make the loans, the Borrower has agreed to grant this Mortgage to the Mortgagee to secure the Borrower's obligations to the Mortgagee under the [HDW] [Daewoo] Notes and its obligations relating thereto under the Loan Agreement, and the remainder of the Loans as evidence by other [HDW] [Daewoo] notes, whether issued by the Borrower or [APLN] [APL] with respect to such vessels other than the Vessel.

               C. The term "Obligations" shall mean all of the obligations of the Borrower to pay any amount under this Mortgage, the Loan Agreement insofar as they relate to the HDW Tranche Loans and the HDW Notes to the Mortgagee whether by way of reimbursement, interest, indemnity or for any other reasons whatsoever.

               D. To secure payment of the Obligations to the Mortgagee, the Borrower has duly authorized the execution, delivery and recording of this Second Preferred Ship Mortgage under and pursuant to the laws of the Republic of The Marshall Islands.

               [E. Borrower, on the date hereof has entered into that certain bareboat charter dated __________, 199__ (the Daewoo Charter with APL (the "Charterer").]

               NOW, THEREFORE, THIS DEED, WITNESSETH:

               That the Borrower, in consideration of the premises and other valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of securing payment of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions in the HDW Notes, the Loan Agreement insofar as it relates to the HDW Notes, in favor of the Mortgagee and in this Mortgage expressed or implied, for the benefit of the Mortgagee, has granted, conveyed, mortgaged, pledged, assigned, transferred, set over and confirmed and does by these presents grant, convey, mortgage, pledge, assign, transfer, set over and confirm unto the Mortgagee the whole of the Vessel;

               TO HAVE AND TO HOLD the same unto the Mortgagee forever in accordance with the terms herein set forth for the enforcement of the payment of the Obligations and to secure the performance, observance and accuracy of and compliance with all the covenants, representations, warranties, terms and conditions contained in the HDW Notes, the Loan Agreement insofar as it relates to the HDW Notes, the Loans and this Mortgage expressed or implied, for the benefit of the Mortgagee;

               SUBJECT AND SUBORDINATE HOWEVER, to a First Preferred
Ship Mortgage dated [         ], 199_ (the "First Mortgage") in favor of
[                   ] as the mortgagee (the "First Mortgagee"), as the
same may be amended and supplemented in accordance with its terms without increasing the principal amount of indebtedness thereby secured.

               PROVIDED ONLY and the conditions of these presents are such that if and when the Mortgagee shall have received of (i) the full amount of the Obligations or (ii) the full amount required to be paid in respect of the Subportion of the Daewoo Tranche relating to the Vessel evidenced by the Daewoo Notes in accordance with the provisions of
Section 5.04 of the Loan Agreement, together with payment of all other amounts then due and owing and secured by this Mortgage, these presents and the rights of the Mortgagee hereunder shall cease, determine and be void, otherwise to be and remain in full force and effect.

               The Borrower for itself, its successors and assignees, hereby covenants and agrees with the Mortgagee that the Vessel is to be held by the Mortgagee as long as the obligation of the Borrower under the HDW Notes, the Loan Agreement to the extent it relates to the HDW Notes and this Mortgage remains in force, subject to the further covenants, conditions, provisions, terms and uses hereinafter set forth.


                                    ARTICLE I

                         REPRESENTATIONS OF THE BORROWER

               (1) The Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

               (2) the Borrower has legal power and authority to enter into and carry out the terms of this Mortgage;

               (3) this Mortgage has been duly authorized by all necessary action, corporate or other, on the part of the Borrower, and this Mortgage constitutes, and upon due execution and delivery by the Borrower the Mortgage will constitute, in accordance with its respective terms, a legal, valid and binding instrument enforceable against the Borrower, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

               (4) except as previously disclosed to the Mortgagee in writing, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against the Borrower or any of its properties affecting the Mortgage which would materially and adversely affect the ability of the Borrower to perform its obligations hereunder.

               (5) the consummation of the transactions contemplated by, and compliance by the Borrower with all the terms and provisions of, the Mortgage will not violate any provisions of the Certificate of Incorporation or Bylaws of the Borrower and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Borrower or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Borrower, or violate any applicable statute, rule or regulation;

               (6) the Borrower is not in default and no condition exists which with notice or lapse of time or both would constitute a default by the Borrower, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Borrower to perform its obligations under this Mortgage, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

               (7) the Borrower has more than one place of business and the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

               (8) all taxes (other than taxes based on or measured by income), liability for the payment of which has been incurred by the Borrower in connection with the execution, delivery and performance by it of the Mortgage, have been paid (or provided for in its accounts if not payable on or prior to the delivery date of the Vessel);

               (9) all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Mortgage, (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable and (iii) to make this Mortgage admissible in evidence in the Republic of The Marshall Islands, and the United States of America has been obtained or made and are in full force and effect;

               (10) it has not taken any corporate action nor to its knowledge have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

               (11) except for registration of this Mortgage in accordance with the provisions of the Republic of The Marshall Islands' Maritime Act of 1990, as amended, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Mortgage in the country of the Borrower or the United States of America, or the flag of its registry or, to the best of its knowledge, elsewhere, that it be filed, recorded or enrolled with any governmental authority or agency in the country of the Borrower or, to the best of its knowledge, elsewhere, or that it be stamped with any stamp, registration or similar transaction tax in the country of the Borrower or the United States of America, or the flag of its registry or, to the best of its knowledge, elsewhere;

               (12) the Vessel is duly documented in the name of the Borrower under the flag of the Republic of The Marshall Islands; and

               (13) the Vessel is in the absolute and unencumbered ownership of the Borrower except as contemplated by this Mortgage and the First Mortgage.

                                   ARTICLE II

                            COVENANTS OF THE BORROWER


               (14) The Borrower represents and warrants that it lawfully owns and possesses the Vessel free from any mortgage, security interest, lien or charge whatsoever other than the First Mortgage and covenants with the Mortgagee that it shall warrant and defend the title to and lawful possession of the Vessel and every part thereof for the benefit of the Mortgagee, and shall hold harmless and indemnify the Mortgagee against the claims and demands of all Persons whomsoever arising as the result of any mortgage (other than the First Mortgage), security interest, lien or charge whatsoever on the Vessel; provided that the Borrower's foregoing obligations (other than its agreements to defend title and indemnify and hold the Mortgagee harmless) shall not apply to the following:

               (a) liens for crew's wages ("Crew's Wages") and salvage (including contract salvage) which shall not have been due and payable for more than ten (10) days after termination of a voyage or which shall then be contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted and shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interest in or under the Mortgage;

               (b) liens for Crew's Wages and salvage (including contract salvage) and general average which are either unclaimed or covered by insurance;

               (c) liens incident to current operations (except for Crew's Wages, salvage and general average) not more than thirty (30) days past due, liens for the wages of a stevedore when employed directly by the Shipowner or the operator, master or any agent of the Vessel, or liens covered by insurance and any deductible applicable thereto;

               (d) liens for repairs or with respect to changes made in the Vessel pursuant to Section 25(b) hereof;

               (e) in the event the use of or title to the Vessel is requisitioned by any government or any agency thereof insofar as it relates to possession of the Vessel;

               (f) liens for taxes or assessments or other governmental charges and levies not yet due and payable, or the validity of which is being contested by the Borrower [or the Charterer] in good faith by appropriate proceedings upon stay of execution of the enforcement thereof and for which adequate reserves in accordance with Generally Accepted Accounting Principles or other appropriate provision has been made;

               (g) in the case of any actual or constructive total loss or an agreed or compromised total loss of the Vessel insofar as it relates to possession of the Vessel; and

               (h) insofar as it relates to possession of the Vessel, to charters permitted by the terms of this Mortgage and the Loan
Agreement and by applicable law [and to subcharters permitted by the terms of the Daewoo Charter];

provided that any liens described in paragraphs (c), (d) and (f) hereof shall be permitted only to the extent they are subordinate to the Mortgage.

               (15)(a) Neither the Borrower, any charterer, the master of the Vessel nor any other Person has or shall have any right, power or authority to create, incur or permit to be placed or imposed upon the Vessel any lien whatsoever, other than the First Mortgage, this Mortgage and the liens referred to in Section 14, hereof.

               (b) The Borrower shall forthwith remove or cause to be removed within thirty (30) days of its knowledge thereof any lien or encumbrance (other than the items referred to in Sections 14(d), (g) and (h) of this Article III) which shall be filed against the Vessel, unless the same is being contested by appropriate proceedings in good faith and
(i) such proceedings shall suspend the collection of the related claim from the Vessel, (ii) neither the Vessel nor any interest therein would be in any danger of being sold, forfeited or lost during the pendency of such proceedings, and (iii) the Borrower or the Charterer shall have furnished such security, if any, or cause or make adequate provision for release prior to foreclosure, sale or similar disposition as may be required in such proceedings.

               (16) If the Vessel shall be attached, levied upon or taken into custody by virtue of any legal proceeding in any court or tribunal or by any government or other authority, the Borrower or the Charterer shall promptly notify the Mortgagee thereof by telex and within fifteen (15) days after any such arrest (except in the case of requisition or other taking by any government or governmental body) shall cause the Vessel to be released within thirty (30) days and shall promptly notify the Mortgagee thereof in the manner aforesaid.

               (17) Except as provided in the Granting Clause hereof the Borrower has not assigned, pledged or otherwise granted a security interest in or lien on, and shall not assign, pledge or otherwise grant a security interest in or lien on, the whole or any part of, any rights assigned by the Granting Clause hereof.

               (18) Upon the occurrence of any Event of Default or Incipient Default, the Borrower shall promptly notify the Mortgagee by telex, confirmed by letter, unless such Event of Default or Incipient Default shall have been cured.

               (19) The Borrower shall make all payments of principal and interest on the HDW Notes and shall perform in full its obligations and liabilities under this Mortgage and the Loan Agreement to the extent it relates to the HDW Notes and the HDW Security Documents.

               (20) (a) The Borrower represents and warrants that on the date hereof the Vessel is, and the Borrower covenants with the Mortgagee that it shall (subject to clauses (b) and (c) below) hereafter remain, documented under the laws of the Republic of The Marshall
Islands.

               (b) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the Republic of Panama, the Republic of Liberia, the Republic of Vanuatu and the Commonwealth of The Bahamas. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law if any, (ii) execute and deliver to the Mortgagee, in form and substance reasonably satisfactory to the Mortgagee, and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, a replacement mortgage for this Mortgage (the "Replacement Mortgage"), with terms and conditions substantially similar to the terms and conditions of this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of any such country where the Vessel is re-registered and re-flagged, and immediately after the filing of the Replacement Mortgage for recordation deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first priority lien under the laws and regulations of such country and is a "preferred mortgage" within the meaning of 46 U.S.C. Section 31301(b)(B), and that, if there shall have been any change in the applicable laws and regulations of such country of re-registration and re-flagging after March 14, 1994, such change does not materially adversely affect the interests of the Mortgagee with respect to the Vessel, and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the country where the Vessel is re-registered and re-flagged, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage and the First Mortgage). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (b), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted if (x) an Event of Default or Incipient Default shall have occurred and be continuing or (y) if, in the sole opinion of the Mortgagee, such reflagging will, or may be expected to, adversely affect the rights or remedies of the Mortgagee under the Loan Documents, the value of the Vessel, or will be or may otherwise be expected to be, disadvantageous to the Mortgagee.

               (c) The Borrower shall have the right to change the registry and flag of the Vessel to the registry and flag of the United States of America. Prior to any such change in registry and flag, the Borrower shall (i) obtain all necessary approvals of governmental authorities including, without limitation, those of the then current country of the Vessel's registry and the jurisdiction of its incorporation, if any, and otherwise comply with all applicable law, if any, (ii) execute and deliver to the Mortgagee (or an approved trustee to act as mortgagee) a replacement mortgage with terms and conditions substantially the same as the terms and conditions of this Mortgage, in form and substance reasonably satisfactory to the Mortgagee (the "Replacement Mortgage"), and after execution by the Mortgagee and immediately after the registration of the Vessel, file for recordation, the Replacement Mortgage for this Mortgage, which Replacement Mortgage shall constitute a first priority lien on the Vessel and shall be in compliance with all applicable laws and regulations of the United States of America, and, immediately after the filing of the Replacement Mortgage for recordation, deliver to the Mortgagee (A) an opinion of counsel reasonably satisfactory to the Mortgagee confirming that any Replacement Mortgage constitutes such a first "preferred" ship mortgage under the laws and regulations of the United States of America and (B) a certificate of the Borrower that the Vessel is duly documented under the laws of the United States of America, and that the Vessel is free of any claim, lien, charge, mortgage or other encumbrance of any character (except the Replacement Mortgage and the First Mortgage [and the Charter]). In connection with any such change of registry and flag, the Mortgagee shall, at the request of the Borrower and at the Borrower's cost and expense, and upon compliance with subclauses (i) and (ii) of this clause (c), execute and deliver to the Borrower the Replacement Mortgage, an instrument in recordable form duly acknowledging the satisfaction and discharge of this Mortgage, and any other instrument or document necessary or appropriate for the orderly consummation of the change in registry and flag and replacement of the Mortgage. Notwithstanding the foregoing, no such reflagging shall be permitted if, an Event of Default or Incipient Default shall have occurred and be continuing.

               (21) The Borrower (x) shall not cause or permit the Vessel to be operated in any manner contrary to applicable law except to the extent that such provision shall have been contested in good faith by the Borrower in appropriate proceedings diligently prosecuted and shall not subject the Vessel to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage, (y) shall not operate the Vessel in any way contrary to any of the terms or conditions of the insurance required by
Section 29 hereof (unless it shall first have arranged for continuation of the coverage afforded thereby), and (z) shall not abandon the Vessel in any foreign port unless (i) there shall have been an actual or constructive total loss or an agreed or compromised total loss of the Vessel; or (ii) there has been any other loss with respect to the Vessel and the Borrower shall not have had reasonable time to repair or rectify the same, or (iii) the use or title of the Vessel has been taken or requisitioned by any government or governmental authority; provided, however, that if an Event of Default shall have occurred and be continuing, the Borrower shall not abandon the Vessel unless it shall have first received the written consent of the Mortgagee.

               (22) The Borrower shall pay and discharge or cause to be paid and discharged when due and payable all claims against, and taxes, assessments, governmental charges, fines and penalties imposed on, the Vessel or the Vessel's cargo; provided, however, that the Borrower shall have the right to contest or cause to be contested, in good faith and by appropriate proceedings, any such claim, tax, assessment, governmental charge, fine or penalty and, pending such contest, may defer the payment thereof so long as such contest or deferment in payment shall not subject the Vessel or any part thereof to risk or forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (23) The Borrower shall, at its expense and at no cost to the Mortgagee, comply with and satisfy all of the provisions of the flag of the Republic of The Marshall Islands, in order to establish, record and maintain the Mortgage as a preferred mortgage thereunder on the Vessel until it is re-registered, reflagged and the Mortgage is replaced by a Replacement Mortgage as provided in Section 20(b) hereof.

               (24) The Borrower shall place and at all times and places shall retain a properly certified copy of the Mortgage on board the Vessel with her papers and shall cause such certified copy and such papers to be exhibited to any and all Persons having business with the Vessel and to any representative of the Mortgagee. The Borrower shall also place and keep prominently displayed on the Vessel a framed printed or typewritten notice in plain type which shall cover a space of not less than six inches wide by nine inches high (or of such other dimensions as may be required by law) reading substantially as follows:

                      "NOTICE OF PREFERRED SHIP MORTGAGES"

              "This Vessel is owned by [                    ], a
       [             ] corporation (the "Shipowner"), and is covered by
       a First Preferred Ship Mortgage in favor of [                 ]
       as Mortgagee, and a Second Preferred Ship Mortgage in favor of Kreditanstalt fur Wiederaufbau as Mortgagee, each under authority of the Republic of The Marshall Islands. Under the terms of said Mortgages, neither the Shipowner, any charterer, the master of the Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than the lien of said Mortgage and liens for wages of a stevedore when employed directly by the Shipowner, operator, master, or any agent of the Vessel, for Crews' Wages, for general average, for salvage, and, to the extent subordinate to the lien of said Mortgage, for certain liens incident to current operations or for repairs or changes permitted by the Mortgage."

               (25)(a) The Borrower shall at all times and without cost or expense to the Mortgagee (i) maintain and preserve, or cause to be maintained and preserved, the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make her so, strong and well and sufficiently tackled, apparelled, furnished, equipped and in every respect seaworthy and in good operating condition, ordinary wear and tear and depreciation excepted; and (ii) keep the Vessel, or cause her to be kept, in such condition as will entitle her to the highest classification and rating for vessels of the same age and type of The American Bureau of Shipping, and annually shall furnish to the Mortgagee a certificate by The American Bureau of Shipping that such classification is maintained; provided that in any event the Borrower shall notify the Mortgagee of any change in the classification of the Vessel; and provided, further, that the foregoing shall not apply if there shall have been an Event of Loss or during such period as (1) the Vessel has been taken or requisitioned by any government or governmental body or (2) there has been any other loss with respect to the Vessel and the Borrower shall not have had a reasonable time to repair the same. The Borrower shall furnish from time to time upon reasonable demand of the Mortgagee such information and documents as the Mortgagee may require concerning the classification of the Vessel. Except during any period in which the provided further proviso in the first sentence of this paragraph shall apply, the Vessel shall, and the Borrower covenants that she will, at all times comply with all applicable laws, treaties and conventions of the Republic of The Marshall Islands and all rules and regulations issued thereunder, and shall have on board as and when required thereby valid certificates showing compliance therewith except to the extent that such provision shall have been contested in good faith by the Borrower in appropriate proceedings diligently prosecuted so long as such proceeding shall not subject the Vessel or any part thereof to risk or forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under the Mortgage.

               (b) The Borrower shall not make, or permit to be made, any substantial change in the structure, type or speed of the Vessel or change in her rig unless it shall have received the Mortgagee's prior written approval thereto, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval need be obtained in respect of any change which shall be necessary to comply with the requirements of the United States Coast Guard, the Republic of The Marshall Islands or The American Bureau of Shipping in order to entitle the Vessel to the classification and rating required by paragraph (a) hereof.

               (c)  Until an Event of Default shall occur, the Borrower
(i) shall be suffered and permitted to retain actual possession and use of the Vessel and (ii) shall have the right, from time to time, in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, equipment or any other appurtenances to the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, bowsprits, masts, spars, sails, rigging, boats, anchors, apparel, furniture, fittings, equipment or other appurtenances of at least equal value to the Borrower which shall forthwith become subject to the lien of this Mortgage.

               (26) The Borrower shall at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting or surveying the same and her papers and, at the request and expense of the Mortgagee, the Borrower shall deliver or cause to be delivered for inspection by such parties copies of any and all contracts and documents relating to the Vessel, whether on board or not.

               (27) The Borrower shall not sell, demise charter [except for the Daewoo Charters], mortgage (except by this Mortgage and the First Mortgage) or transfer the Vessel (except any sale of the Vessel after repayment of the amounts of the related Subportion of the HDW Tranche in accordance with Section 5.04 of the Loan Agreement or by way of requisition or other governmental taking by the United States of America or the Republic of The Marshall Islands or in accordance with
Section 9.02(b) of the Loan Agreement) without the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld. Any such written consent to any one sale, demise charter, mortgage or transfer shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, demise charter, mortgage or transfer. Any sale, demise charter, mortgage or transfer of the Vessel shall be subject to the provisions of the Mortgage and the lien thereof.

               (28) The Borrower will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance, discharge or purchase of any liens, taxes, dues, assessments, governmental charges, tolls, fines and penalties imposed, repairs, attorneys' fees and other matters as the Borrower is obligated herein to provide but fails to provide. Such obligation of the Borrower to reimburse the Mortgagee shall constitute Obligations secured by this Mortgage, and shall be payable by the Borrower on demand, together with interest thereon from the date of demand until the date of payment (both before and after judgment) at the Default Interest Rate (as such rate is set forth in Section 3.08(a) of the Loan Agreement). The Mortgagee, though privileged so to do, shall be under no obligation to the Borrower to make any such expenditures, nor shall the making thereof relieve the Borrower of any default in that respect.

               (29)(a) Subject always to the prior rights of the First Mortgagee under the First Mortgage, the Borrower shall (i) until the First Mortgage shall have been satisfied and discharged, in accordance with the provisions of the First Mortgage, except that the Borrower shall provide to the Mortgagee the single interest Mortgagee's insurance referred to in Section 29(a)(4) and (5) below, and (ii) thereafter, in accordance with the insurance provisions set forth below in this Section 29, at its own expense, provide and maintain insurance on or with respect to the Vessel and the operation thereof, as follows:

                     (1) Marine navigating risk hull and machinery insurance and marine war navigating risk hull and machinery insurance, together with, at the Borrower's option, such amounts of increased value and total loss only insurance as are permitted by such hull and machinery insurance policies. While the Vessel is idle or laid up, at the option of the Borrower and in lieu of the coverage described in the immediately preceding sentence, port risk hull and machinery insurance may be taken out on the Vessel by the Borrower. The foregoing insurance shall be in aggregate amounts equal at all times to the greater of (a) the amounts of such coverage required by the First Mortgage and (b) the full commercial value of the Vessel. Any of the foregoing may provide for a deductible amount approved by the Mortgagee, but no consent or approval of the Mortgagee shall be required for a deductible amount of up to One Million United States Dollars (USD1,000,000) with respect to any one accident, occurrence or event. The preceding sentence shall not apply in the event of an actual, constructive, compromised or agreed total loss of the Vessel. All policies of insurance required under this Section 29(a)(1) shall, unless the Mortgagee shall otherwise consent in writing, be under the broadest forms which are carried by prudent shipowners for similar vessels engaged in similar trades (at the time of issue of the policies in question) and approved by the Mortgagee. The Borrower shall have the right to procure in excess of the above requirements for its own sole benefit.

                     (2) Marine and war risk, full form protection and indemnity insurance with such clubs or insurance companies acceptable to the Mortgagee, for such amounts as the Mortgagee may require or approve. Such protection and indemnity insurance shall be maintained in the broadest forms generally available in the United States of America/United Kingdom markets shall include a cross liability endorsement, if obtainable. The Borrower shall have the right to carry, for its own benefit, excess protection and indemnity insurance and marine multiliability insurance. The Mortgagee shall have the right to approve the amounts of deductibles; provided, however, that no approval of the Mortgagee shall be required if such deductibles aggregate not more than Five Hundred Thousand United States Dollars (USD500,000) with respect to any single accident, occurrence or event excluding cargo and Five Hundred Thousand United States Dollars (USD500,000) per vessel voyage with respect to total cargo or property carried on such voyage.

                     (3) Insurance against liability under law or international convention arising out of pollution, spillage or leakage in an amount not less than the greater of:

                      (y) the maximum amount available, as that amount may from time to time change, from the International Group of Protection and Indemnity Associations or alternatively such sources of pollution, spillage or leakage coverage as are commercially available in any absence of such coverage by the International Group as shall be carried by prudent shipowners for similar vessels engaged in similar trades plus amounts available from customary excess insurers of such risks as such excess amounts shall be carried by prudent shipowners for similar vessels engaged in similar trades; and

                      (z)     the amounts required by the laws or
                              regulations of the United States of
                              America and any applicable jurisdiction in which the Vessel may be trading from time to time except to the extent that any such laws or regulations shall have been contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted, as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

       The foregoing insurance shall be against such risks and in such form as are in the reasonable opinion of the Mortgagee, necessary or advisable for the protection of the interests of the Mortgagee.

                     (4)  Single interest mortgagee's insurance
       covering the Mortgagee against any acts or omissions of the Borrower whereby marine and war risk hull and machinery insurance covered by this paragraph (a) shall or may be suspended, impaired or defeated; and any loss under such insurance shall be payable directly to the Mortgagee. Such single interest mortgagee's insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange coverage acceptable to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

                     (5)  Mortgagee's additional perils insurance
       (pollution) and any loss under such insurance shall be payable directly to the Mortgagee. Such additional perils insurance may, at the option of the Mortgagee, be placed by the Mortgagee at the expense of the Borrower, unless the Borrower can arrange coverage acceptable to the Mortgagee at cheaper rates which can be directly placed by the Mortgagee.

                     (6) The Borrower shall carry at its own expense, for the benefit of the Mortgagee, (i) in connection with any voyage outside the territorial waters of the United States of America, such insurance against political risks of confiscation and expropriation by any government (except the United States of America and the country of registry) as would be carried by prudent owners and operators on similar voyages, (ii) additional insurance in such amounts and against such risks arising from or connected with the ownership or operation of the Vessel as from time to time may be commonly insured against and may be reasonably required by the Mortgagee and (iii) such other insurance as may at the time be required by applicable law except to the extent that such law shall have been contested in good faith by the Borrower [or the Charterer] in appropriate proceedings diligently prosecuted as long as such proceedings or the failure to provide such insurance shall not subject the Vessel or any part thereof to risk, forfeiture or loss, or in any material way prejudice or impair the Mortgagee's rights or interests in or under this Mortgage.

              (b) (1) All insurance required to be taken out and maintained pursuant to the terms of this Mortgage (except insurance pursuant to Section 29(a)(4) and (5) of this Article
       II) shall name the Mortgagee (as Mortgagee), the Borrower and any permitted charterer, as named insured or additional named insured, and the policies or certificates of insurance shall provide that there shall be no recourse against the Mortgagee for the payment of premiums, commissions, club calls, assessments or advances.

                     (2)  All insurance carried pursuant to paragraph
       (a) of this Section 29 shall contain provisions or endorsements stating that such insurance is primary insurance without any right of contribution with respect to any insurance carried by or on behalf of the Mortgagee other than as provided pursuant to this Section 29 on the same interest insured.

                     (3) The policies in respect of insurance carried pursuant to Section 29(a) hereof shall provide that at least ten
       (10) days' prior written notice shall be given to the Mortgagee and the Borrower by the underwriters of any cancellation for the nonpayment of premiums, commissions, club calls, assessments or advances. Each policy in respect of such insurance shall further provide that (except in the case of automatic termination and cancellation clauses pursuant to the terms of the war risk policies other than for nonpayment of premium) at least ten (10) days prior written notice shall be given to the Mortgagee and the Borrower by the underwriter of any termination, cancellation, lapse or material modification of the terms of such policy. Each policy in respect of such insurance shall contain provisions waiving underwriters' rights of subrogation thereunder against any assured named in such policy. The Mortgagee shall have the right, but not the obligation, to pay any such amounts on behalf of the Borrower which shall not have been timely paid by the Borrower and to recover such amounts together with interest pursuant to Section 29 hereof.

               (c) All policies of insurance in respect of insurance required to be taken out and maintained pursuant to the terms of this Mortgage or other evidence thereof (except policies taken out pursuant to Section 29(a)(4) and (5) of this Article II) shall provide that losses thereunder shall be payable (i) until this Mortgage shall have been discharged and underwriters shall have been given written notice of such discharge by the First Mortgagee, to the First Mortgagee for application pursuant to the First Mortgage and (ii) thereafter, to the Mortgagee for application pursuant to this Mortgage and (iii) finally, to the Borrower; provided, however, that such policies of insurance or other evidence thereof shall provide that:

                     (1) In the case of insurance carried pursuant to paragraph (a)(1) of this Section 29 (to the extent liability insurances are afforded thereunder) or pursuant to paragraph
       (a)(2) of this Section 29:

                             (i)  if the Borrower shall not have
       incurred the loss, damage or expense in question, any loss under such insurance may be paid directly to the Person by whom such liability covered by such policies has been incurred (whether or not an Incipient Default or Event of Default then exists); and

                         (ii) if the Borrower shall have incurred the loss, damage or expense in question or if the Borrower shall have paid the loss, damage or expense in question and shall have presented to the underwriters satisfactory evidence that the liability insured against has been discharged or is being discharged simultaneously with such payment, any such loss under such insurance shall be paid to the Borrower or to its order in reimbursement if there is not then an existing Event of Default or Incipient Default of which the underwriter has written notice from the Mortgagee, or, if there is such an existing Event of Default or Incipient Default, to the First Mortgagee to (x) apply such amounts in accordance with the First Mortgage or (y) if such Event of Default or Incipient Default shall have been cured or waived, in which case such amounts shall be applied as otherwise provided in this Section 29, and if the Mortgage shall have been discharged, such loss shall be paid to the Borrower; and

                             (iii)  Upon the occurrence of an Event of
       Loss, all insurance payments and other compensation therefor shall be paid to the Mortgagee for application in accordance with
       Section 5.04(b) of the Loan Agreement.

                     (2) In the case of insurance carried pursuant to paragraph (a)(1) of this Section (to the extent liability insurances are not afforded thereunder), so long as the accident, occurrence or event does not result in an Event of Loss, payment of all losses up to Two Million United States Dollars (USD2,000,000) (or such higher figure as the Mortgagee may from time to time approve) by all insurance underwriters with respect to any one accident, occurrence or event may be made (i) directly for the repair or other charges involved, (ii) directly to the Borrower or to its order as reimbursement if the Borrower or any permitted charterer shall have first fully repaired the damage and paid the cost thereof and any other charges involved, and the underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the underwriters; provided that if such loss exceeds Two Million United States Dollars (USD2,000,000), the underwriters shall not make payment without first obtaining the prior written consent of the Mortgagee, which consent shall not be unreasonably withheld; and provided, further, that if the underwriters shall have received written notice from the Mortgagee as to the occurrence of an Event of Default or Incipient Default unless the underwriters shall thereafter have been notified by the Mortgagee in writing that such Event of Default or Incipient Default has been cured or waived, in which event all such payments shall be made to the Mortgagee for application in accordance with Section 39 hereof, and after the Mortgage has been satisfied and discharged, to the Borrower or to its order.

               (d) In the event that a claim is made against the Vessel for loss, damage or expense which is covered by insurance, and it is necessary for the Borrower to obtain a bond or to supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim, the Mortgagee, on written request of the Borrower, shall assign to any Person executing a surety or guaranty bond or other agreement to save or release the Vessel from such arrest all right, title and interest of the Mortgagee in and to such insurance proceeds covering such loss, damage or expense as collateral security to indemnify against liability under such bond or other agreement.

               (e) The Borrower shall have the duty and responsibility to make all proofs of loss and taken any and all other steps necessary to effect collections from underwriters for any loss under any insurance carried pursuant to paragraph (a) of this Section.

              (f) (1) The Borrower shall furnish, or cause to be furnished, to the Mortgagee on the date hereof and annually (between each January 15th and no later than March 15th) thereafter, copies of (1) cover notes, (ii) policies of insurance, (iii) letters of undertaking, if any, and (iv) a detailed report signed by independent marine insurance brokers designated by the Borrower and satisfactory to the Mortgagee describing the insurance carried on or with respect to the Vessel and the operation thereof and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Section.

                     (2) Such report shall state that, in the opinion of such insurance broker, the forms of policies or other evidence of such insurance and the amounts of insurance and other terms are (i) not less than what is necessary or advisable for the protection of the interests of the Mortgagee and (ii) are customary at the time for vessels of similar size, type, trade and cargo. Such report shall set forth any recommendations such insurance broker may have for additional or reduced insurance which prudent shipowners or operators of vessels of similar size, type, trade and cargo are then carrying. Such report shall further state that, in the opinion of such independent insurance broker, all insurance carried pursuant to paragraph (a) of this
       Section 29 is underwritten by insurance companies, underwriters' associations or underwriting funds which should be satisfactory to the Mortgagee.

                     (3) The Borrower shall cause such independent insurance broker to agree (i) to advise the Mortgagee promptly of any default in the payment of any premium, commission, club call, assessment or advance required (whether for new insurance or for insurance replacing, renewing or extending existing insurance) and of any other act, omission or event of which such independent insurance broker has knowledge and which in its sole judgment (A) might invalidate or render unenforceable, or cause the cancellation or lapse or prevent the renewal or extension of, in whole or in part, any insurance carried pursuant to paragraph (a) of this Section, (B) has resulted or might result in any material modification of the terms of any such insurance or (C) has or might result in any such insurance not being in compliance with the applicable requirements of this Section and (ii) to furnish the Mortgagee from time to time, upon request, detailed information with respect to any of the insurance carried on or with respect to the Vessel or the operation thereof.

               (g) In addition, upon request from time to time, the Borrower shall deliver, or cause or be delivered to the Mortgagee evidence satisfactory to the Mortgagee that the insurance required to be provided and maintained pursuant to this Section has been issued and is then in full force and effect.

               (h) The Borrower shall cause all insurance required to be provided and maintained by this Mortgage to be carried with marine insurance companies, underwriters' associations or underwriting funds approved by the Mortgagee, which approval shall not be unreasonably withheld or delayed.

               (i) The Borrower shall not declare or agree upon a compromised, constructive or agreed total loss of the Vessel without the prior written consent of the Mortgagee which approval shall not be unreasonably withheld.

               (j) The Borrower agrees that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance shall or may be suspended, impaired or defeated and will not suffer or permit the Vessel to engage in any voyage or to carry out any operations not permitted under the insurance policies in effect without first covering the Vessel to the amount herein provided with insurance satisfactory to the Mortgagee in all other respects for such voyage or such operations.


                                   ARTICLE III

                         EVENTS OF DEFAULT AND REMEDIES

               (30) The term "Event of Default", whenever used herein, means any one of the following events:

               (a) Default by the Borrower in the due and punctual observance and performance of any provisions of Sections 14, 15(b), 16, 20, 21(y) and (z), 23, 27 and 29(a), (b), (f) and (j) hereof (and to the extent that such default exposes the Vessel to forfeiture, Sections 21(x) and 22) hereof; or

               (b) Default (other than as specified in paragraph (a) or (b) of this Section 30) in the due and punctual observance and performance of any of the covenants of the Borrower herein and continuance of such default for thirty (30) days after written notice thereof from the Mortgagee to the Borrower or the Guarantor, as the case may be; or

               (c) An Event of Default shall have occurred under the Loan Agreement;

               (31) If an Event of Default shall have occurred and be continuing, the Mortgagee shall be entitled to, subject to Section 54 hereof, without further notice or demand, declare the whole or any part of the Obligations to be forthwith due and payable, upon which declaration the principal of and interest on the HDW Notes shall become immediately due and payable together with interest thereafter on overdue principal at the Default Interest Rate; provided that the occurrence of an Event of Default under Section 12.02(m) and (n) of the Loan Agreement shall be deemed to be a declaration by the Mortgagee as aforesaid, whereupon the Mortgagee may:

               (a) Enforce and exercise all or any of its rights and powers as a secured party or mortgagee under and in accordance with the Second Security Documents at law, in equity, or in admiralty;

               (b) Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the country of its registry, or by the applicable laws of any jurisdiction where the Vessel or other security may be found, and initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any or all sums due, or declared due, on the HDW Notes and all other Obligations, with the right to enforce payment of said sum against any assets of the Borrower, whether they are covered by any Second Security Document or otherwise, and in connection therewith obtain a decree ordering the sale of the Vessel in accordance with paragraph (e) of this Section 31;

               (c) Have a receiver of the Vessel appointed as a matter of right in any suit under this Section (and any such receiver may have the rights of the Mortgagee under paragraphs (e) and (f) of this Section
31);

               (d) Take possession of the Vessel, with or without legal proceedings, at any place where the Vessel may be found (and the Borrower or other Person in possession of the Vessel shall forthwith surrender possession of the Vessel to the Mortgagee on demand), and the Mortgagee shall, subject to any governmental approval required under the country of its registry, or any other applicable law, have the right, but shall not be obligated, to manage, insure, maintain, repair, employ, lay up, hold, charter, lease, operate or otherwise use the Vessel for such period and under such terms as it may reasonably deem most expedient for its interest, accounting only for the net profits, if any, arising from such use and charging against all receipts from such use of the Vessel, all reasonable charges and expenses in connection with such use;

               (e) Sell the Vessel at public sale with sealed bids, on such terms and conditions as it deems best, free of any claim of the Borrower and, except as provided by law, any other Person, upon advance notice of ten (10) consecutive days published in a newspaper authorized to publish legal notices of that kind in San Francisco, California, and by sending notice of such sale no later than the date of first publication by telegraph, cable, telecopy or telex, to the Borrower as provided in Section 49 hereof. Any such sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and without further notice or publication the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned. Any such sale may be conducted without bringing the Vessel to the place designated for such sale. The Mortgagee or (subject to the provisions of the laws of the country of its registry and any other applicable law) any Holder may become the purchaser at any such sale, and shall have the right to credit on the purchase price any and all sums of money due in respect of the HDW Notes or other Obligations; and

               (f) Accept a conveyance of title to, and to take without legal process (and the Borrower or other Person in possession shall forthwith surrender possession to the Mortgagee), the whole or any part of the Vessel wherever the same may be, and to take possession of and hold the same.

               (32) Subject to Section 54 hereof, the Borrower hereby irrevocably appoints the Mortgagee the true and lawful attorney of the Borrower, in its name and stead, to make all necessary transfers of the whole or any part of the Vessel in connection with a sale, use or other disposition pursuant to Section 31 hereof, and for that purpose to execute all necessary instruments of assignment and transfer. Nevertheless, the Borrower shall, if so requested by the Mortgagee, ratify and confirm any sale, assignment, transfer or delivery by executing and delivering such proper bill of sale, assignment, conveyance, instrument of transfer or other instrument as may be designated in such request.

               (33) A sale of the Vessel made pursuant hereto, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Borrower therein and thereto, and shall bar the Borrower, its successors and assigns, and all Persons claiming by, through or under them. No purchaser shall be bound to inquire whether notice has been given or whether any Event of Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.

               (34)  Subject to Section 54 hereof:

               (a) In the event that the Vessel shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction in any country of the world or by any government or other authority and shall not be released from arrest or detention within thirty (30) days from the date of arrest or detention, the Borrower hereby authorizes the Mortgagee, in the name of the Borrower, to apply for and receive possession of and to take possession of the Vessel with all of the rights and powers that the Borrower might have, possess and exercise in any such event. This authorization is irrevocable.

               (b) The Borrower irrevocably authorizes the Mortgagee or its appointees (with full power of substitution) to appear in the name of the Borrower in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien or claim against the Vessel from which the Vessel shall not have been released in accordance with Section 16 hereof.

               (35) Subject to Section 54 hereof, the Mortgagee is hereby appointed as attorney-in-fact of the Borrower, during the continuance of any Event of Default, in the name of the Borrower to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, compensation, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and to make, give and execute in the name of the Borrower acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Borrower all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

               (36)(a) The Borrower covenants that upon acceleration of maturity pursuant to Section 31 hereof, the Borrower will pay to the Mortgagee the whole amount then due and payable on the Obligations plus an amount calculated in accordance with Section 11 of the Loan Agreement. If the Borrower fails to pay such amount forthwith upon receipt of such notice, the Mortgagee, in its own name and as agent, may institute a judicial proceeding for the collection of the amount so due and unpaid, and prosecute such proceeding to judgment or final decree, and may enforce the same against the Borrower or any other obligor upon the HDW Notes and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Borrower or any other obligor upon the HDW Notes, wherever situated. All monies collected by the Mortgagee under this Section 36 shall be applied by the Mortgagee in accordance with the provisions of Section 39 hereof.

               (b) Subject to Section 54 hereof, if an Event of Default shall occur and be continuing, irrespective of whether notice of acceleration shall have been given pursuant to Section 31 hereof, the Mortgagee may in its discretion proceed to protect its rights and the rights of the Holders of the HDW Notes by such appropriate judicial proceedings as the Mortgagee shall deem most effectual to protect any such rights, or to protect any other proper right, power or remedy then available to the Mortgagee under any Second Security Document.

               (37) Subject to Section 54 hereof, in case there shall be pending proceedings for the bankruptcy or for the reorganization of the Borrower or any other obligor on the HDW Notes under the Bankruptcy Code of the United States of America or any other applicable law or in connection with the insolvency of the Borrower or any other obligor on the HDW Notes or in case a receiver or trustee shall have been appointed for its property, or any other obligor on the HDW Notes, its creditors or its property, the Mortgagee, irrespective of whether the principal of the HDW Notes shall then be due and payable as therein expressed or by declaration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the HDW Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Mortgagee and of the Holders allowed in any judicial proceeding relative to the Borrower or any obligor on such HDW Notes, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amount payable to the Mortgagee under Section 39 hereof. Nothing contained in this Mortgage shall be deemed to give the Mortgagee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder or to constitute a waiver by the Borrower of its right to contest the validity of any claim made against it.

               (38) All rights of action and claims under this Mortgage or the HDW Notes may be prosecuted and enforced by the Mortgagee without the possession of the HDW Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Mortgagee shall be brought in its own name as agent, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Mortgagee, its agents and counsel, be for the benefit of the Holders of the HDW Notes.

               (39) Subject to Section 54 hereof, any monies collected by the Mortgagee pursuant to any sale of the Vessel or other enforcement of any of its rights hereunder or under any other Second Security
Document on account of the occurrence of an Event of Default or Incipient Default by the Mortgagee shall be distributed in accordance with Section 5.09[(a)] of the Loan Agreement.

               (40) No Holder shall have any right to institute any independent proceeding, judicial or otherwise, with respect to this Mortgage and the other Second Security Documents or for any other remedy hereunder or thereunder except the Mortgagee.

               (41) Notwithstanding any other provision of this Article III, each Holder of an HDW Note shall have the right which is absolute and unconditional to receive payment (whether directly or through its agent) of the principal of and interest on such Holder's HDW Note, as and when the same shall become due, and to demand payment thereof, and such right shall not be impaired or affected without the consent of such Holder.

               (42) No right or remedy herein conferred upon or reserved to the Mortgagee or such Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or under the other Second Security Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy hereunder or otherwise.

               (43) No delay or omission of the Mortgagee or any Holder to exercise any right or remedy accruing upon any Event of Default nor any course of dealings between the Mortgagee, the Holders (or any of them) and the Borrower shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by the Mortgagee of any security or any payment of any part of the Obligations maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Every right or remedy given by this Mortgage or any other Second Security Document or by law to the Mortgagee or the Holders may be exercised from time to time, and as often and in such order as may be deemed expedient, by the Mortgagee or the Holders, as the case may be.

               (44) In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage or under any other Second Security Document by foreclosure, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to the Mortgagee, then, and in every such case, the Borrower and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Mortgage or any other Second Security Document, as the case may be, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

               (45) Subject to the provisions of Sections 31 and 54 hereof, the Mortgagee shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Mortgagee under this Mortgage or any other Second Security Document or exercising any trust or power conferred on the Mortgagee herein or therein.


                                   ARTICLE IV

                                SUNDRY PROVISIONS

               (46) For the purposes of recording this Second Preferred Mortgage as required by the Republic of The Marshall Islands Maritime Act of 1990, as amended, the total amount of this Mortgage is (i) [
] United States Dollars (USD[       ]), and (ii) interest and
performance of mortgage covenants.  The date of maturity is [   ].  The
discharge amount is the same as the total amount.

               (47) All the covenants, promises, stipulations and agreements of the Borrower contained in this Mortgage shall bind the Borrower, its successors and assignees, and shall inure to the benefit of the Mortgagee.

               (48) Wherever and whenever herein any right, power or authority is granted or given to the Mortgagee, such right, power or authority may be exercised in all cases by the Mortgagee or such agent or agents as it may appoint; and the authorized acts of such agent or agents when taken shall constitute the act of the Mortgagee hereunder.

               (49) Any notice or demand or other communication to the Borrower or the Mortgagee under this Mortgage shall be made in accordance with Section 15.04 of the Loan Agreement.

               (50)  The Borrower will pay to the Mortgagee on demand:

               (a) All monies whatsoever which the Mortgagee reasonably and in good faith shall or may expend, be put to or become liable for in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder; and

               (b) The amount of all expenses of any kind whatsoever, stamp duties (if any), registration fees and any other charges incurred by the Mortgagee in connection with the registration of this Mortgage.

               (51) The Mortgagee shall, without prejudice to its other rights and powers hereunder, be entitled (but not bound) at any time and from time to time, to take any such action as it may in its discretion think fit for the purpose of protecting the security created by this Mortgage, and each and every expense or liability reasonably and in good faith so incurred by the Mortgagee in or about the protection of the security shall be repayable to it by the Borrower on demand.

               (52) The Mortgagee shall be entitled at any time and from time to time to delegate all or any of the powers and discretions vested in it by this Mortgage (including, without limitation, the power vested in it by virtue of Section 32 hereof) in such manner, upon such terms and to such persons as the Mortgagee in its absolute discretion may think fit.

               (53) The provisions of this Mortgage shall be governed by and construed in accordance with the Laws of the Republic of The Marshall Islands and, to the extent applicable, to the internal laws of the State of New York.

               (54) Notwithstanding any other provision of this Mortgage, the rights of the Mortgagee hereunder are expressly made subject and subordinate in all respects to the First Mortgage and all provisions of this Mortgage shall be construed according to the following:

               (a) Anything herein to the contrary notwithstanding this Mortgage is subject and subordinate to the First Mortgage, and the rights and powers granted to the Mortgagee herein are subject and are subordinate to the corresponding rights and powers granted to the First Mortgagee under the First Mortgage and may not be exercised in a manner as to impair or prejudice such rights and powers under the First Mortgage except as provided herein.

               (b) The Mortgagee will release this Mortgage upon the written request of the First Mortgagee in conjunction with any sale or transfer of the Vessel under the provisions of Section 31 of the First Mortgage.

               (c) This Mortgage has the right of succession on payment or discharge of the First Mortgage.

               (d) Anything herein to the contrary notwithstanding, until the First Mortgage shall have been satisfied and discharged the Mortgagee may exercise the rights and remedies other than those set forth in Sections 31(a) and (b) and 34 hereof only under the following circumstances:

                      (i) with the prior written consent of the First Mortgagee; or

                      (ii) the Mortgagee shall have tendered to the First Mortgagee all amounts secured by the First Mortgage; or

                      (iii) the First Mortgagee shall have seized or arrested the Vessel and commenced foreclosure proceedings or the commencement of a bankruptcy, reorganization or receivership or similar proceeding involving the Borrower under; or

                      (iv)  upon prior written notice to the First
Mortgagee of its intent to do so, exercise the rights provided in
Section 35 hereof (except as and to the extent the First Mortgagee shall otherwise direct in the event it determines to exercise its corresponding rights under the First Mortgage); provided that any moneys collected shall be forthwith surrendered to the First Mortgagee for application under the First Mortgage.

               (e) To the extent that the provisions of the First Mortgage or the exercise by the First Mortgagee of any rights under the First Mortgage require the Borrower to do something prohibited hereby or refrain from doing something required hereby or by the Mortgagee, or require a distribution of funds other than as provided herein, no Event of Default, or Incipient Default, hereunder shall result from the Borrower's compliance with such provisions or actions. This Section 54 shall not, however, relieve the Borrower from the obligation of complying with the provisions of this Mortgage to the extent that they require different or additional performance than that required by the First Mortgage or the First Mortgagee so long as the same does not require performance that would result in an Event of Default, or with the passage or time or notice, or both, would result in an Event of Default, under the First Mortgage.

               (f) Until the First Mortgage shall have been satisfied and discharged, this Mortgage shall not be amended, modified or supplemented without the prior written consent of the First Mortgagee.

               (55) No course of dealing between the Mortgagee and the Borrower or any delay or failure on the part of the Mortgagee thereof in exercising any rights hereunder shall operate as a waiver of any rights of the Mortgagee thereof or of the preferred status of this Mortgage.

               IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be duly executed by its authorized representative the day and year first above written.

                                             [                       ]



_____________________________
                                             Name:
                                             Title:


       [Notarial Acknowledgment complying with Marshall Islands law to be added.]
                                                               EXHIBIT C

[                 ]

                         Re:  [                       ]

Dear Sirs:

               This refers to the Second Preferred Ship Mortgage (the
"Mortgage"), dated today by [                   ] (such shipowner, its
successors and assigns, the "Shipowner") to KREDITANSTALT FUR WIEDERAUFBAU, as mortgagee (such mortgagee and its successors and
assigns, the "Mortgagee") relating to the Vessel, [          ], Official
Number [     ].  Terms defined in the Mortgage when used herein have the same meanings as so defined. You are the mortgagee (such mortgagee and its successors and assigns, the "First Mortgagee") under the First
Preferred Ship Mortgage dated [         ], 199_(the "First Mortgage"),
relating to the Vessel.

               Anything in the Mortgage to the contrary notwithstanding, so long as the obligations secured by the First Mortgage remains outstanding and in consideration of the First Mortgagee consenting to the Mortgage, the Mortgagee hereby acknowledges and agrees that (a) the lien of the Mortgage and all the terms, provisions and conditions thereof and the rights of the Mortgagee thereunder are subject and subordinate in all respects to the First Mortgage and the lien created thereby and the Mortgagee agrees to comply with the provisions of
Section 54 of the Mortgage, (b) the Mortgagee will release the Mortgage upon the written request of the First Mortgagee in conjunction with any sale or transfer of the Vessel in accordance with Section 31 of the First Mortgage, (c) none of the rights, powers or remedies as against the Vessel, including foreclosure, provided for in the Mortgage shall be exercised by or on behalf of the Mortgagee in advance of the foreclosure of the lien of the First Mortgagee (or the commencement of a bankruptcy, reorganization or receivership or similar proceeding involving the Shipowner as debtor) without the written consent of the First Mortgagee; provided, however, that the Mortgagee may, after giving prior notice to the First Mortgage of its intent to do so, but without obtaining such written consent, exercise its rights provided in Section 35 of the Mortgage (except as and to the extent the First Mortgagee shall otherwise direct in the event it determines to exercise its corresponding rights under the First Mortgage provided that any monies collected or received by the Mortgagee through such exercise shall be forthwith surrendered to the First Mortgagee for application under the First Mortgage, and (d) the Mortgage shall not be amended, modified or supplemented without the prior written consent of the First Mortgagee; provided, however, that nothing in the foregoing shall be construed to inhibit the Mortgagee (i) from establishing and protecting in any foreclosure proceeding in respect of the Vessel commenced by anyone other than the Mortgagee, or in any bankruptcy, reorganization, receivership or similar proceeding involving the Shipowner as debtor, the status of the Mortgagee as a secured creditor of the Shipowner with the priority granted in the Mortgage or (ii) from exercising for the benefit of the HDW Notes issued pursuant to the Loan Agreement, as and when in its sole discretion it may from time to time determine, any right, power or remedy against the Vessel (including, without limitation, the acceleration or maturity of such Notes or the commencement of, and participation in, bankruptcy, reorganization or receivership proceedings involving the Shipowner as debtor) to which the Mortgagee shall be or become entitled, other than under the Mortgage, whether or not such right, power or remedy is the same as or similar to the rights, powers or remedies of the Mortgagee set forth in the Mortgage.

                                     Very truly yours,

                                     KREDITANSTALT FUR WIEDERAUFBAU


                                     By:  __________________________
                                             Name:
                                             Title:


Accepted and Agreed:

[                  ]


By: _______________
    Name:
    Title:
                                                                    APPENDIX C-1



                         FORM OF ASSIGNMENT OF INSURANCE



               The undersigned [                   ], a corporation organized
and existing under the laws of [       ] [("Owner") and American President
Lines, Ltd., a corporation organized and existing under the laws of Delaware (the "Charterer")] (collectively the "Assignor[s]"), in consideration of One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to the Agreement to Acquire and Charter dated March 14, 1994 (the "Acquisition Agreement") by and among the Assignor, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank - Girozentrale, Commerzbank AG, Hamburg, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Kreditanstalt fur Wiederaufbau ("the Assignee") and as owner of the [insert name and official number of HDW Vessel] (the "Vessel") [and American President Lines, Ltd. as the bareboat charterer of the Vessel], [each] Assignor has sold, transferred and set over and by this instrument, do sell, assign, transfer and set over unto the Assignee mortgagee of the Vessel under a First Preferred Mortgage dated the date hereof (the "Mortgage"), and unto the Assignee's successors and assigns, as such mortgagee, to it and its successors' and assigns' own proper use and benefit, all right, title and interest of the [respective] Assignor under, in and to (i) all policies and contracts of insurance (which expression includes all entries of the Vessel in Protection and Indemnity Associations or War Risk Associations) in respect of the Vessel whether now or hereafter to be effected, and all renewals of or replacements for the same, (ii) when the context so admits, any reinsurance of such insurances,
(iii) all claims, returns of premium and other monies and claims for monies due and to become due under said insurances or in respect of said insurances, (iv) all other rights of [each] Assignor [respectively] under or in respect of said insurances, and (v) any proceeds of any of the foregoing.

               It is expressly agreed that anything herein contained to the contrary notwithstanding, [each] Assignor shall remain liable under said insurances to perform all of the [respective] obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of [each] Assignor respectively under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

               It is expressly agreed anything herein to the contrary notwithstanding that (i) unless and until an Incipient Default or an Event of Default is continuing and has not been cured or waived and unless and until the Assignee shall have notified the underwriters in writing of such an Incipient Default or Event of Default, or (ii) unless and until the Vessel shall have become an actual or constructive total loss or a compromised or arranged total loss or requisition of title, [each] Assignor shall be entitled to exercise all of its rights, including the right to receive insurance proceeds payable in respect of the insurances hereby assigned (except as otherwise provided in the loss payable clauses attached hereto and except for amounts payable in respect of single interest mortgagee's insurance and mortgagee's additional perils insurance (pollution)) to the same extent as if none of the rights had been assigned hereby.

               [Each] Assignor does hereby constitute the Assignee, its successors and assigns, [such] Assignor's true and lawful attorney, irrevocably, with full power (in the name of [such] Assignor or otherwise), upon an event of default under the Loan Agreement or the Mortgage having occurred and in accordance with the provisions thereof, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

               [Each] Assignor hereby covenants and agrees (A) to procure that notice of this Assignment shall be duly given to all underwriters and brokers,
(B) that where the consent of any underwriter is required pursuant to any of the claims for monies due and monies due assigned hereby that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage, the Assignor[s] shall obtain a letter of undertaking by the underwriters duly noting the interest of the Assignee, and (C) that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to loss payees as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments. [Each] Assignor further covenants and agrees that in the event the Assignee shall agree that any insurance is placed with a "captive insurer," all such amounts shall be reinsured in a manner satisfactory to the Assignee and all monies and claims for monies under policies of reinsurance shall be assigned to the Assignee and/or there shall be a "cut through" clause respecting such reinsurance satisfactory in its sole discretion to the Assignee.

               [Each] Assignor agrees that at any time and from time to time, upon the written request of the Assignee, [such] Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

               [Each] Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this instrument of assignment shall remain in effect, they will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances, of this Assignment or of any of the rights created by said insurances or this Assignment.

               This assignment to the Assignee shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors and assigns, herein, having been given for valuable consideration, are hereby declared to be irrevocable.

               [Each] Assignor agrees that the Assignee is hereby appointed its attorney-in-fact and may execute on [each] Assignor's behalf and file any financing statements under the Uniform Commercial Code or notices respecting the Companies Register, or papers of similar purpose or effect in respect of this Assignment which the Assignee deems appropriate.

               All notices or other communications which are required to be made to the Assignee hereunder shall be made by telex or facsimile transmission, confirmed by postage prepaid letter to:

       if to the Assignor [Charterer], addressed to:

               American President Lines, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK

       [if to the Owner, addressed to:

               APL Newbuildings, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK]

       if to the Assignee, addressed to:

               Kreditanstalt fur Wiederaufbau
               Palmengartenstrasse 5-9
               Postfach 11-11-41
               D-60325 Frankfurt am Main
               Federal Republic of Germany
               Attention:  Mr. Andreas Uibeleisen
                                Mr. Wolfgang Pfisterer
               Telecopy:  49-7431-2944 or 49-7431-2198
               Telex:  415256-0 KWD

or at such other address as may have been furnished in writing by the Assignee. Any consents, waivers, approvals or other actions to be given or taken by the Assignee hereunder shall be effective if contained in a writing signed by the Assignee or such other person or persons as the Assignee may from time to time appoint, and forwarded to the Assignor[s] at its [their respective] address[es] as provided in Section 7 of the Acquisition Agreement.

               Any payments made pursuant to the terms hereof shall be payable to the Assignee to such account or accounts as may, from time to time, be designated by the Assignee.

               Upon payment in full to the Assignee of all amounts due and owing thereto under each of the HDW Security Documents (as such term is defined in the Acquisition Agreement) relating to the Vessel, this Assignment shall terminate.

               This Assignment shall be governed by the laws of the State of New York (other than the law of the State of New York governing choice of law) and shall not be amended or altered nor shall any provision hereto be waived except by an amendment or waiver in writing signed by the Assignee.

                        [SIGNATURE APPEARS ON NEXT PAGE.]
               IN WITNESS WHEREOF, the Assignor[s] has [have] caused this Assignment respecting the Vessel's insurances to be duly executed this _____ day of ________, 199_.

                                             [                            ]

[Owner]

                                             By:____________________
                                                Title:


                                             [                            ]

[Charterer]

                                             By:____________________
                                                Title:


                              NOTICE OF ASSIGNMENT

                                  OF INSURANCE


               PLEASE TAKE NOTICE that the Undersigned, Owner [and Charterer] of the [Insert name and official number of HDW Vessel] has assigned to KREDITANSTALT FUR WIEDERAUFBAU, mortgagee, under a certain First Preferred Mortgage dated the date hereof covering said Vessel, all of the Undersigned's right, title and interest in and to any and all insurances respecting said Vessel including all monies payable and to become payable thereunder or in connection therewith (including return of premium). This Notice and the attached Loss Payable Clauses shall be endorsed on all policies and certificates of entry evidencing such insurances.

Dated:  ________, 199_

                                             [                      ]
                                                                   [Owner]

                                             By:    ____________________________
                                                    Title:


                                             [                      ]
                                                                   [Charterer]

                                             By:    ____________________________
                                                    Title:


                               Loss Payable Clause

                               Hull and War Risks


               [Loss, if any, payable to Kreditanstalt fur Wiederaufbau (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee, except that, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the Underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Shipowner [or the Charterer] shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges and Underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the Underwriters and there is not an Event of Default or Incipient Default, written notice of which the Mortgagee has given the Underwriters, then the Underwriters may pay the Shipowner [or the Charterer, as the case may be,], as reimbursements therefor; provided, further, that if such damage involves a loss in excess of USD 2,000,000 or its equivalent, the Underwriters shall not make such payment without first obtaining the written consent of the Mortgagee.

               In the event of an actual or constructive total loss or a compromised or arranged total loss or requisition of title, all insurance payment therefor shall be paid to the Mortgagee, for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee.]


                               Loss Payable Clause

                            Protection and Indemnity


               [If APL Newbuildings, Ltd. (the "Shipowner") or American President Lines, Ltd. (the "Charterer")] shall have incurred the loss, if any, payable to Kreditanstalt fur Wiederaufbau (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage, except that, any loss may be paid directly to the person to whom liability covered by this insurance has been incurred if the Shipowner [or the Charterer] shall not have incurred the loss, damage or expense in question, or, unless there is an Event of Default or an Incipient Default, written notice of which the Mortgagee has given the underwriters, to the Shipowner [or to the Charterer] to reimburse it for any loss, damage or expenses incurred by it and covered by this insurance, provided the underwriters shall have first evidence that the liability insured against has been discharged.]

                                                            APPENDIX C-2


                         FORM OF ASSIGNMENT OF INSURANCE



               The undersigned [                            ], a
corporation organized and existing under the laws of [      ] [("Owner")
and American President Lines Ltd., a corporation organized and existing under the laws of __________ (the "Charterer")] (collectively, the "Assignor[s]"), in consideration of One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to the Agreement to Acquire and Charter dated March 14, 1994 (the "Acquisition Agreement") by and among the Assignor, Kreditanstalt fur Wiederaufbau, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg, as Agent ("the Assignee"), and as owner of the [insert name and official number of Daewoo Vessel] (the "Vessel"), [each] Assignor has sold, assigned, transferred and set over and by this instrument, do sell, assign, transfer and set over unto the Assignee mortgagee of the Vessel under a First Preferred Mortgage dated the date hereof (the "Mortgage"), and unto the Assignee's successors and assigns, as such mortgagee, to it and its successors' and assigns' own proper use and benefit, all right, title and interest of the [respective] Assignor under, in and to (i) all policies and contracts of insurance (which expression includes all entries of the Vessel in Protection and Indemnity Associations or War Risk Associations) in respect of the Vessel whether now or hereafter to be effected, and all renewals of or replacements for the same, (ii) when the context so admits, any reinsurance of such insurances, (iii) all claims, returns of premium and other monies and claims for monies due and to become due under said insurances or in respect of said insurances, (iv) all other rights of [each] Assignor[s] [respectively] under or in respect of said insurances, and (v) any proceeds of any of the foregoing.

               It is expressly agreed that anything herein contained to the contrary notwithstanding, [each] Assignor shall remain liable under said insurances to perform all of the [respective] obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of [each] Assignor respectively under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

               It is expressly agreed anything herein to the contrary notwithstanding that (i) unless and until an Incipient Default or an Event of Default is continuing and has not been cured or waived and unless and until the Assignee shall have notified the underwriters in writing of such an Incipient Default or Event of Default, or (ii) unless and until the Vessel shall have become an actual or constructive total loss or a compromised or arranged total loss or requisition of title, [each] Assignor shall be entitled to exercise all of its rights, including the right to receive insurance proceeds payable in respect of the insurances hereby assigned (except as otherwise provided in the loss payable clauses attached hereto and except for amounts payable in respect of single interest mortgagee's insurance and mortgagee's additional perils insurance (pollution) to the same extent as if none of the rights had been assigned hereby.

               [Each] Assignor does hereby constitute the Assignee, its successors and assigns, [such] Assignor's true and lawful attorney, irrevocably, with full power (in the name of [such] Assignor or otherwise), upon an event of default under the Loan Agreement or the Mortgage having occurred and in accordance with the provisions thereof, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

               [Each] Assignor hereby covenants and agrees (A) to procure that notice of this Assignment shall be duly given to all underwriters and brokers, (B) that where the consent of any underwriter is required pursuant to any of the claims for monies due and monies due assigned hereby that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage, the Assignor[s] shall obtain a letter of undertaking by the underwriters duly noting the interest of the Assignee, and (C) that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to loss payees as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments. [Each] Assignor further covenants and agrees that in the event the Assignee shall agree that any insurance is placed with a "captive insurer," all such amounts shall be reinsured in a manner satisfactory to the Assignee and all monies and claims for monies under policies of reinsurance shall be assigned to the Assignee and/or there shall be a "cut through" clause respecting such reinsurance satisfactory in its sole discretion to the Assignee.

               [Each] Assignor agrees that at any time and from time to time, upon the written request of the Assignee, [such] Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

               [Each] Assignor does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this instrument of assignment shall remain in effect, they will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances, of this Assignment or of any of the rights created by said insurances or this Assignment.

               This assignment to the Assignee shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors and assigns, herein, having been given for valuable consideration, are hereby declared to be irrevocable.

               [Each] Assignor agrees that the Assignee is hereby appointed its attorney-in-fact and may execute on [each] Assignor's behalf and file any financing statements under the Uniform Commercial Code or notices respecting the Companies Register, or papers of similar purpose or effect in respect of this Assignment which the Assignee deems appropriate.

               All notices or other communications which are required to be made to the Assignee hereunder shall be made by telex or facsimile transmission, confirmed by postage prepaid letter to:

       if to the Assignor [Charterer], addressed to:

               American President Lines, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK

       [if to the Owner, addressed to:

               APL Newbuildings, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK]

       if to the Assignee, to:

               Commerzbank AG, Hamburg
               Ness 7-9
               D-20457 Hamburg
               Federal Republic of Germany
               Attention: Stefan E. Kuch
               Telecopy:  49-40-3683-4068
               Telex:  212391 CBKD

or at such other address as may have been furnished in writing by the Assignee. Any consents, waivers, approvals or other actions to be given or taken by the Assignee hereunder shall be effective if contained in a writing signed by the Assignee or such other person or persons as the Assignee may from time to time appoint, and forwarded to the Assignor[s] at its [their respective] address[es] as provided in Section 7 of the Acquisition Agreement.

               Any payments made pursuant to the terms hereof shall be payable to the Assignee to such account or accounts as may, from time to time, be designated by the Assignee.

               Upon payment in full to the Assignee of all amounts due and owing thereto under each of the Daewoo Security Documents (as such term is defined in the Acquisition Agreement) relating to the Vessel, this Assignment shall terminate.

               This Assignment shall be governed by the laws of the State of New York (other than the law of the State of New York governing choice of law) and shall not be amended or altered nor shall any provision hereto be waived except by an amendment or waiver in writing signed by the Assignee.

                        [SIGNATURE APPEARS ON NEXT PAGE.]
               IN WITNESS WHEREOF, the Assignor[s] [have] caused this Assignment respecting the Vessel's insurances to be duly executed this _____ day of _________, 199_.

                                             [
]                                                                        [Owner]


By:__________________________
                                                Title:

                                             [
]

[Charterer]


By:__________________________
                                                Title:



                              NOTICE OF ASSIGNMENT

                                  OF INSURANCE


               PLEASE TAKE NOTICE that the Undersigned, Owner [and Charterer] of the [insert name and official number of Daewoo Vessel] has assigned to COMMERZBANK AG, HAMBURG as syndicate agent and mortgagee under a certain First Preferred Mortgage dated the date hereof covering said Vessel, all of the Undersigned's right, title and interest in and to any and all insurances respecting said Vessel, including all monies payable and to become payable thereunder or in connection therewith (including return of premium). This Notice and the attached Loss Payable Clauses shall be endorsed on all policies and certificates of entry evidencing such insurances.

Dated:  __________, 199_

                                             [
]
                                                                        [Owner]



By:____________________________
                                                Title:


                                             [                                 ]
                                                                     [Charterer]



By:_________________________
                                                Title:


                               Loss Payable Clause

                               Hull and War Risks

               [Loss, if any, payable to Commerzbank AG as the Syndicate Agent (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee except that, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the Underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Shipowner [or the Charterer] shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges and Underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the Underwriters and there is not an Event of Default or Incipient Default, written notice of which the Mortgagee has given the Underwriters, then the Underwriters may pay the Shipowner [or the Charterer, as the case may be,] as reimbursements therefor; provided, further, that if such damage involves a loss in excess of USD2,000,000 or its equivalent, the Underwriters shall not make such payment without first obtaining the written consent of the Mortgagee.

               In the event of an actual or constructive total loss or a compromised or arranged total loss or requisition of title, all insurance payment therefor shall be paid to the Mortgagee, for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee.]

                               Loss Payable Clause

                            Protection and Indemnity

               [If APL Newbuildings, Ltd. (the "Shipowner") or American President Lines, Ltd. (the "Charterer")] shall have incurred the loss, if any, payable to Commerzbank AG (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage, except that, any loss may be paid directly to the person to whom liability covered by this insurance has been incurred if the Shipowner [or the Charterer] shall not have incurred the loss, damage or expense in question, or, unless there is an Event of Default or Incipient Default, written notice of which the Mortgagee has given the underwriters, to the Shipowner [or to the Charterer] to reimburse it for any loss, damage or expenses incurred by it and covered by this insurance, provided the underwriters shall have first evidence that the liability insured against has been discharged.
                                                            APPENDIX C-3



                     FORM OF SECOND ASSIGNMENT OF INSURANCE



               The undersigned [                            ], a
corporation organized and existing under the laws of [      ] [("Owner")
and American President Lines, Ltd., a corporation organized and existing under the laws of ___________ (the "Charterer")] ([collectively,] the "Assignor[s]"), in consideration of One Dollar ($1) lawful money of the United States of America, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, pursuant to the Agreement to Acquire and Charter dated March 14, 1994 (the "Acquisition Agreement") by and among the Assignor, Kreditanstalt fur Wiederaufbau (the "Assignee"), Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg, as Agent and as owner of the [insert name and official number of Daewoo Vessel] (the "Vessel") [(and American President Lines, Ltd. as the bareboat charterer of the Vessels], [each] Assignor has sold, assigned, transferred and set over and by this instrument, do sell, assign, transfer and set over and grant a second priority security interest, subject only to a first priority security interest granted to Commerzbank AG unto the Assignee mortgagee of the Vessel under a Second Preferred Mortgage dated the date hereof (the "Mortgage"), and unto the Assignee's successors and assigns, as such mortgagee, to it and its successors' and assigns' own proper use and benefit, all right, title and interest of the [respective] Assignor under, in and to (i) all policies and contracts of insurance (which expression includes all entries of the Vessel in Protection and Indemnity Associations or War Risk Associations) in respect of the Vessel whether now or hereafter to be effected, and all renewals of or replacements for the same, (ii) when the context so admits, any reinsurance of such insurances, (iii) all claims, returns of premium and other monies and claims for monies due and to become due under said insurances or in respect of said insurances, (iv) all other rights of [each] Assignor [respectively] under or in respect of said insurances, and (v) any proceeds of any of the foregoing.

               It is expressly agreed that anything herein contained to the contrary notwithstanding, [each] Assignor shall remain liable under said insurances to perform all of the [respective] obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under said insurances by reason of or arising out of this instrument of assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of [each] Assignor [respectively] under or pursuant to said insurances or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

               It is expressly agreed anything herein to the contrary notwithstanding that (i) unless and until an Incipient Default or an Event of Default is continuing and has not been cured or waived and unless and until the Assignee shall have notified the underwriters in writing of such an Incipient Default or Event of Default, or (ii) unless and until the Vessel shall have become an actual or constructive total loss or a compromised or arranged total loss or requisition of title, [each] Assignor shall be entitled to exercise all of its rights, including the right to receive insurance proceeds payable in respect of the insurances hereby assigned (except as otherwise provided in the loss payable clauses attached hereto and except for amounts payable in respect of single interest mortgagee's insurance and mortgagee's additional perils insurance (pollution) to the same extent as if none of the rights had been assigned hereby.

               Subject only to a First Assignment of Insurances in favor of Commerzbank AG, [each] Assignor does hereby constitute the Assignee, its successors and assigns, [such] Assignor's true and lawful attorney, irrevocably, with full power (in the name of [such] Assignor or otherwise), upon an event of default under the Loan Agreement or the Mortgage having occurred and in accordance with the provisions thereof, to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due and to become due under or arising out of said insurances, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

               [Each] Assignor hereby covenants and agrees (A) to procure that notice of this Assignment shall be duly given to all underwriters and brokers, (B) that where the consent of any underwriter is required pursuant to any of the claims for monies due and monies due assigned hereby that it shall be obtained and evidence thereof shall be given to the Assignee, or, in the alternative, that in the case of protection and indemnity coverage, the Assignor[s] shall obtain a letter of undertaking by the underwriters duly noting the interest of the Assignee, and (C) that there shall be duly endorsed upon all slips, cover notes, policies, certificates of entry or other instruments issued or to be issued in connection with the insurances assigned hereby such clauses as to loss payees as the Assignee may require or approve. In all cases, unless otherwise agreed in writing by the Assignee, such slips, cover notes, notices, certificates of entry or other instruments shall provide that there will be no recourse against the Assignee for payment of premiums, calls or assessments. [Each] Assignor further covenants and agrees that in the event the Assignee shall agree that any insurance is placed with a "captive insurer," all such amounts shall be reissued in a manner satisfactory to the Assignee and all monies and claims for monies under policies of reinsurance shall be assigned to the Assignee and/or there shall be a "cut through" clause respecting such reinsurance satisfactory in its sole discretion to the Assignee.

               [Each] Assignor agrees that at any time and from time to time, upon the written request of the Assignee, [such] Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may deem desirable in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

               [Each] Assignor does hereby warrant and represent that, except for the First Assignment of Insurances in favor of Commerzbank AG, it has not assigned or pledged, and hereby covenants that, without the prior written consent thereto of the Assignee, so long as this instrument of assignment shall remain in effect, they will not assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of said insurances, of this Assignment or of any of the rights created by said insurances or this Assignment.

               This assignment to the Assignee shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors and assigns, herein, having been given for valuable consideration, are hereby declared to be irrevocable.

               [Each] Assignor agrees that the Assignee is hereby appointed its attorney-in-fact and may execute on [such] Assignor's behalf and file any financing statements under the Uniform Commercial Code or notices respecting the Companies Register, or papers of similar purpose or effect in respect of this Assignment which the Assignee deems appropriate.

               All notices or other communications which are required to be made to the Assignee hereunder shall be made by telex or facsimile transmission, confirmed by postage prepaid letter to:

       if to the Assignor [Charterer], addressed to:

               American President Lines, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK

       [if to the Owner, addressed to:

               APL Newbuildings, Ltd.
               1111 Broadway
               Oakland, California  94607
               Attention:  Treasurer
               Telecopy:  (510) 272-8931
               Telex:  671 4840 APL OAK]
       if to the Assignee, addressed to:

               Kreditanstalt fur Wiederaufbau
               Palmengartenstrasse 5-9
               Postfach 11-11-41
               D-60325 Frankfurt am Main
               Federal Republic of Germany
               Attention:  Mr. Andreas Uibeleisen
                                Mr. Wolfgang Pfisterer
               Telecopy:  49-7431-2944 or 49-7431-2198
               Telex:  415256-0 KWD

or at such other address as may have been furnished in writing by the Assignee. Any consents, waivers, approvals or other actions to be given or taken by the Assignee hereunder shall be effective if contained in a writing signed by the Assignee or such other person or persons as the Assignee may from time to time appoint, and forwarded to the Assignor[s] at its [their respective] address[es] as provided in Section 7 of the Acquisition Agreement.

               Any payments made pursuant to the terms hereof shall be payable to the Assignee to such account or accounts as may, from time to time, be designated by the Assignee.

               Upon payment in full to Assignee of all amounts due and owing thereto under each of the Second Security Documents (as such term is defined in the Acquisition Agreement) relating to the Vessel, this Assignment shall terminate.

               This Assignment shall be governed by the laws of the State of New York (other than the law of the State of New York governing choice of law) and shall not be amended or altered nor shall any provision hereto be waived except by an amendment or waiver in writing signed by the Assignee.


                        [SIGNATURE APPEARS ON NEXT PAGE.]
               IN WITNESS WHEREOF, the Assignor[s] [have] caused this Assignment respecting the Vessel's Insurances to be duly executed this _____ day of_________, 199_.


                                             [
]
                                                                        [Owner]



By:_____________________________
                                                Title:



                                             [
]
                                                                     [Charterer]



By:____________________________
                                                Title:
                              NOTICE OF ASSIGNMENT

                                  OF INSURANCE


               PLEASE TAKE NOTICE that the Undersigned, Owner [and Charterer] of the [insert name and official number of Daewoo Vessel] has assigned to KREDITANSTALT FUR WIEDERAUFBAU as agent and mortgagee under a certain Second Preferred Mortgage dated the date hereof covering said Vessel, all of the Undersigned's right, title and interest in and to any and all insurances respecting said Vessel, including all monies payable and to become payable thereunder or in connection therewith (including return of premium), subject only to a First Assignment of Insurances in favor of Commerzbank AG, as Syndicate Agent and Mortgagee under a First Preferred Mortgage dated the date hereof. This Notice and the attached Loss Payable Clauses shall be endorsed on all policies and certificates of entry evidencing such insurances.

Dated:  __________, 199_

                                             [
]
                                                                        [Owner]



By:____________________________
                                                Title:



                                             [                                 ]
                                                                     [Charterer]



By:____________________________
                                                Title:

                               Loss Payable Clause

                               Hull and War Risks

               [Subject only to an Assignment of Insurance dated _______, 199_ by the Shipowner in favor of Commerzbank, AG, loss, if any, payable to Kreditanstalt fur Wiederaufbau (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee except that, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the Underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Shipowner [or the Charterer] shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges and Underwriters shall have received evidence that such repair and payment have been made or will be made simultaneously with the payment by the Underwriters and there is not an Event of Default or Incipient Default, notice of which the Mortgagee has given the Underwriters, then the Underwriters may pay the Shipowner [or the Charterer, as the case may be,], as reimbursements therefor; provided, further, that if such damage involves a loss in excess of USD2,000,000 or its equivalent, the Underwriters shall not make such payment without first obtaining the written consent of the Mortgagee.

               Subject only to an Assignment of Insurance dated _______, 199_ by the Shipowner in favor of Commerzbank, AG, in the event of an actual or constructive total loss or a compromised or arranged total loss or requisition of title, all insurance payment therefor shall be paid to the Mortgagee, for distribution by it in accordance with the terms of the Mortgage in favor of the Mortgagee.]
                               Loss Payable Clause

                            Protection and Indemnity


       Subject to an Assignment of Insurance dated [             ], 199
by the Shipowner to Commerzbank AG, if APL Newbuildings, Ltd. (the "Shipowner") or American President Lines, Ltd. (the "Charterer") shall have incurred the loss, if any, payable to Kreditanstalt fur Wiederaufbau (the "Mortgagee"), for distribution by it in accordance with the terms of the Mortgage, except that, any loss may be paid directly to the person to whom liability covered by this insurance has been incurred if the Shipowner shall not have incurred loss, damage or expense in question, or, unless there is an Event of Default or an Incipient Default, written notice of which the Mortgagee has given the underwriters, to the Shipowner [or to the Charterer] to reimburse it for any loss, damage or expenses incurred by it and covered by this insurance, provided the underwriters shall have first evidence that the liability insured against has been discharged.
                                                             APPENDIX D*

                                                              APPENDIX E


_________________________________________________________________
_________________________________________________________________


                                    GUARANTEE


                          dated as of ____________, 199


                                       by


                       AMERICAN PRESIDENT COMPANIES, LTD.
                                                    (as Guarantor)


                                   in favor of


                         KREDITANSTALT FUR WIEDERAUFBAU
                                                    (as Agent and
Lender)


                                       and


                             COMMERZBANK AG, HAMBURG
                                                    (as Syndicate Agent)


                          COMMERZBANK AG (KIEL BRANCH)
                           DRESDNER BANK AG IN HAMBURG
                             VEREINS-und WESTBANK AG
                             DEUTSCHE SCHIFFSBANK AG
                      NORDDEUTSCHE LANDESBANK-GIROZENTRALE
                            DEUTSCHE VERKEHRS-BANK AG
                     BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                                    (as the Syndicate)


_________________________________________________________________
_________________________________________________________________
               GUARANTEE, dated as of _________, 199 , by AMERICAN

PRESIDENT COMPANIES, LTD., a Delaware corporation (the "Guarantor"), in favor of Kreditanstalt fur Wiederaufbau, a corporation organized and existing under the laws of the Federal Republic of Germany whose address is Palmengartenstrasse 5-9, Postfach 11-11-41, D-60325, Frankfurt am

Main ("KfW"), COMMERZBANK AG (HAMBURG), a banking corporation incorporated in the Federal Republic of Germany whose address is Ness 7-

9, D-20457 Hamburg, (the "Syndicate Agent") and the banks listed in

Schedule 1 which is attached hereto (KfW, the Syndicate Agent and such banks hereinafter referred to as the "Obligees"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement dated March 14, 1994 (the "Loan Agreement")

by and among the Obligees and American President Lines, Ltd., a Delaware

corporation ("APL").

               WHEREAS, pursuant to the Loan Agreement and the Agreement

to Acquire and Charter dated as of March 14, 1994 by and among American

President Lines, Ltd., APL Newbuildings, Ltd. and the Obligees, at the

option of APL, APL or APL Newbuildings Ltd. will be obligated for any

Notes issued by it under the Loan Agreement and related Vessel

Indebtedness with respect to the purchase financing of certain of the

HDW or Daewoo Vessels;

               WHEREAS, the registered owner of each Vessel in

accordance with the Loan Documents shall be the sole obligor under all

Notes issued by it under the Loan Agreement, and all related Vessel

Indebtedness, with respect to the purchase financing for such Vessel;

               WHEREAS, the Guarantor, which is the beneficial owner of

all the issued and outstanding capital stock of ________, is entering into this Guarantee in consideration of the Obligees entering into the

Loan Agreement and purchasing the Notes (as defined in the Loan

Agreement).  Accordingly, the Guarantor hereby agrees with the Obligees as follows:

               SECTION 1.  GUARANTEE

               1.1  The Guarantee.  The Guarantor hereby guarantees as

primary obligor and not as a surety the full and punctual payment and,

to the fullest extent permitted by applicable law, performance when due of all amounts payable and actions required by ________ under the Loan

Documents.  Upon failure by ________ to pay punctually any such payment required by it to be paid within any applicable grace periods permitted under such agreements and documents, the Guarantor shall forthwith on demand pay the amount not so paid in immediately available funds as specified in the Loan Agreement.  Upon payment or performance by the

Guarantor of any obligation of ________ pursuant to this Section 1.1,

________'s obligation with respect to such payment or performance under the Loan Agreement or any Loan Document as the case may be shall terminate.

               1.2  Guarantee Unconditional.  The obligations of the

Guarantor hereunder shall be irrevocable, unconditional and absolute without regard to:

                     (a)  any amendment, consent or release in respect

       of any of the terms of any of the Loan Documents or of the obligations under any thereof of any Person (provided only that such amendment, consent or release is effected in accordance with the terms of such Loan Documents); or

                     (b)  any taking, holding, exchange, release, non-

       perfection or invalidity of any direct or indirect security for any obligation of ________ under the Loan Documents; or

                     (c)  any change in the corporate existence,

       structure or ownership of ________, or any insolvency,

       bankruptcy, reorganization or other similar proceeding affecting

       ________ or its assets; or

                     (d)  the existence of any claim, setoff or other

       rights which the Guarantor may have at any time against ________,

       HDW or Daewoo; or

                     (e)  any defense arising by reason of any

       invalidity, unenforceability or other defense of ________, or other defense of the Guarantor or by reason of the cessation from any cause whatsoever of the liability either in whole or in part of ________ to pay any amount payable by ________ under the Loan

       Documents; or

                     (f)  any consent, release, renewal, refinancing,

       refunding, amendment or modification of or addition or supplement to or waiver of any of the terms of any of the Loan Documents or of any other agreement which may be made relating to any of the

       Loan Documents or of the obligations under any thereof of any

       Person (provided only that such consent, release, renewal,

       refinancing, refunding, amendment or modification of or addition or supplement to or waiver is effected in accordance with the terms of such Loan Documents); or

                     (g)  any exercise or non-exercise of any right,

       power, privilege or remedy under or in respect of this Guarantee or any other Loan Document, or any waiver of any such right,

       power, privilege or remedy or of any default in respect of any

       Loan Document, or any receipt of any collateral security or any sale, exchange, surrender, release, discharge, failure to perfect or to continue perfected, loss, abandonment or alteration of, or other dealing with, any collateral security by whomsoever at any time pledged or mortgaged to secure, or however securing, any of the Guarantor's obligations or any liabilities (including

       liabilities of any Guarantor hereunder) incurred directly or indirectly in respect thereof.

               1.3  Discharge Only Upon Payment in Full; Reinstatement

in Certain Circumstances.  The Guarantor's obligations hereunder shall remain in full force and effect until the amounts payable by ________

under the Loan Documents shall have been paid in full or the obligations of ________ thereunder have otherwise terminated, whichever is earlier.

If at any time any amount payable by ________ under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of ________ or otherwise, the

Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had not been made.

               1.4  Waiver.  The Guarantor irrevocably waives acceptance

of this Guarantee, presentment, demand except as required pursuant to

Section 1.1 hereof, protest, and notice, as well as any requirement that at any time any action be taken by any Person against ________ or any other Person.

               1.5  Subrogation.  Upon making any payment hereunder, the

Guarantor shall be subrogated to the rights of the Obligee under the

Loan Documents against ________ with respect to such payment; provided that the Guarantor shall have no right of subrogation and waives, to the fullest extent permitted by applicable law, any right to any security in any right or property which is the subject of any Loan Document and to exercise any remedy which the Obligees have or may hereafter have against ________ for payment of money under the Loan until all amounts payable by _______ under the Loan Documents have been paid in full or the obligations of ________ thereunder have otherwise terminated,

whichever is earlier.  Nothing contained in this Guarantee shall preclude the Guarantor, as the corporate parent of ________, and not as a subrogee, from causing ________ to make payments or perform such actions as are required to be performed by ________ under the Loan

Documents.

               1.6  Payment and Performance Guarantee; No Set-Off or

Deductions; No Waiver.  The Guarantor hereby agrees that (a) this

Guarantee is a guarantee of payment and performance and not of collection, and shall continue in full force and effect and be binding upon the Guarantor, its successors and assigns; and (b) amounts payable hereunder shall be paid when due without set-off or reduction for any reason whatsoever; provided, however, that nothing contained in this

Section shall be construed to be a waiver, modification, alteration or release of any claims which the Guarantor may have for damages or equitable relief for any breach by the Obligees of any provision of the

Loan Agreement or any other Loan Document or for any loss due to any acts taken by the Obligees thereunder.

               1.7  Obligations Unaffected.  Any Obligee may, at any

time and from time to time, without the consent of, or notice to, the

Guarantor, without incurring responsibility to the Guarantor and without impairing, diminishing, or discharging, releasing, suspending,

prejudicing or terminating the obligations of the Guarantor hereunder,

in accordance with the terms and conditions of the Loan Documents and in whole or in part, take or refrain from taking (either directly or indirectly) any and all actions with respect to the Guarantor's obligations, this Guarantee, the other Loan Documents, any collateral security at any time granted or received for any of the Guarantor's obligations, or any Person (including any Guarantor) that such Obligee determines in its sole discretion to be necessary or appropriate,

whether or not such action or refraining from action varies or increases the risk of, such Guarantor; provided, however, that any amount received by any such Obligee as a result of any such action shall correspondingly reduce the Guarantor's obligations hereunder.

               SECTION 2.  Representations and Warranties of the

Guarantor.  The Guarantor represents and warrants to each Obligee that:

               2.1  the Guarantor is a corporation duly organized and

validly existing in good standing under the laws of the jurisdiction of its incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

               2.2  the Guarantor has legal power and authority to enter

into and carry out the terms of this Guarantee;

               2.3  this Guarantee has been duly authorized by all

necessary action, corporate or other, on the part of the Guarantor, and this Guarantee constitutes in accordance with its terms, a legal, valid and binding instrument enforceable against the Guarantor, except to the extent limited by applicable bankruptcy, reorganization, insolvency,

moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

               2.4  except as previously disclosed to the Syndicate

Agent and the Agent in writing, there are no actions, suits or proceedings pending or, to the Guarantor's knowledge, threatened against the Guarantor, which question the validity of this Guarantee or action taken or to be taken by the Guarantor pursuant to this Guarantee which would, if adversely determined, materially and adversely affect the performance by the Guarantor of its obligations hereunder;

               2.5  the execution and delivery of this Guarantee by the

Guarantor and the performance by the Guarantor of its obligations under this Guarantee will not violate any provisions of the Certificate of

Incorporation or Bylaws of the Guarantor and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Guarantor or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Guarantor, or violate any applicable statute, rule or regulation;

               2.6  the Guarantor is not in default and no Incipient

Default has occurred, in any respect which would materially and adversely affect the ability of the Guarantor to perform its obligations under this Guarantee, under any mortgage, loan agreement, deed of trust,

indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Guarantor to perform its obligations under this Guarantee, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

               2.7  the Guarantor has more than one place of business

and the present location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

               2.8  the Guarantor has no knowledge of any actual or

proposed deficiency or additional assessment in connection with any

Taxes which either in any case or in the aggregate would be materially adverse to the Guarantor and which would materially and adversely affect the ability of the Guarantor to perform its obligations hereunder;

               2.9  all Taxes (other than taxes based on or measured by

income and withholding taxes), liability for the payment of which has been incurred by the Guarantor in connection with the execution,

delivery and performance by it of each Loan Document to which it is or will be a party, have been paid (or provided for in its accounts if not payable on or prior to the delivery date of the respective Vessel);

               2.10  all governmental consents, licenses, permissions,

approvals, registrations or authorizations or declarations required (i)

to enable it lawfully to enter into and perform its payment obligations under this Guarantee and to require ________ to perform its other obligations under each of the Loan Documents to which ________ is a party, (ii) to ensure that its respective obligations under clause (i)

hereunder are legal, valid and enforceable and (iii) to make this

Guarantee admissible in evidence have been obtained or made and are in full force and effect;

               2.11  it has not taken any corporate action nor to its

knowledge have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

               2.12  (i) no written representation, warranty or

statement made or other document provided by the Guarantor in connection with the negotiation of this Guarantee at the time when given is or was untrue or contains or contained any misrepresentation of a material fact or omits or omitted to state any material fact necessary to make any such statement herein or therein not misleading and (ii) all financial projections, if any, prepared by the Borrower or the Guarantor and made available to any Lender have been prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's and the Guarantor's control, and that no assurances can be given that any such projections will be realized);

               2.13  ERISA.  To the best knowledge of the Guarantor (i)

each Plan maintained by the Guarantor and each ERISA Affiliate is in substantial compliance in all material respects with ERISA; (ii) no Plan maintained by the Guarantor or any ERISA Affiliate is insolvent or in reorganization; (iii) no Insufficiency or Termination Event has occurred or is reasonably expected to occur, and no "accumulated funding deficiency" exists and no "variance" from the "minimum funding standard"

has been granted (each such term as defined in Part III, Subtitle B, of

Title I of ERISA) with respect to any Plan in which the Guarantor or any of its Subsidiaries, or any ERISA Affiliate is a participant; (iv)

neither the Guarantor nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any

Multiemployer Plan; (v) neither the Guarantor, its Subsidiaries, nor any

ERISA affiliate has received any notification that any Multiemployer

Plan in which it is a participant is in reorganization or has been terminated, within the meaning of Title IV of ERISA and no such

Multiemployer Plan is reasonably expected to be in reorganization or terminated within the meaning of Title IV of ERISA; (vi) no lien imposed under the Code or ERISA on the assets of the Guarantor or any Subsidiary or any ERISA Affiliate exists or is reasonably expected to arise on account of any Plan; (vii) no material liability will be incurred by the

Guarantor, its Subsidiaries, or any ERISA Affiliate if any of them should terminate contributions to any other employee benefit plan maintained by them;

               2.14  it is not an "investment company" or a company

"controlled" by an "investment company" (as each of such terms is defined or used in the Investment Company Act of 1940, as amended).

               SECTION 3.  Covenants of the Guarantor.  The Guarantor

covenants to each Obligee that:

               3.1  The Guarantor will not consolidate or amalgamate

with, or merge into, any other entity, or sell, convey, transfer, lease,

or otherwise dispose of all or substantially all of its assets,

including, but not limited to, by dividend (whether by one transaction or a series of transactions and whether related or not);  provided,

however, that it may consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets if the buyer, assignee or transferee corporation (the "Assignee") shall be a solvent corporation organized and existing under the laws of the United States of America or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Obligees, containing an assumption by the Assignee of the due and punctual performance and observance of all covenants and obligations of the Guarantor hereunder, and confirming the accuracy of any

representations and warranties made herein as of the date hereof required with respect to such Assignee;  and provided further that immediately following such transaction, no Incipient Default or Event of

Default shall have occurred and be continuing.

               SECTION 4.  Financial Statements.

               4.1  The Guarantor shall, as soon as possible, provide to

the Agent and the Syndicate Agent (a) but in no event later than one hundred twenty (120) days after the end of each fiscal year, its consolidated audited accounts of all consolidated financial statements of the Guarantor, such financial statements to be prepared in accordance with generally accepted United States of America accounting principles at such time consistently applied and a report thereon by Arthur

Andersen & Co. or other independent public auditors of internationally recognized standing as may be acceptable to the Agent and the Syndicate

Agent, (b) copies of all quarterly reports filed with the Securities and

Exchange Commission and, within seventy-five (75) days after the end of the first three (3) quarters of its fiscal year, unaudited consolidated statements of income and changes in financial position of the Guarantor and related balance sheets for each such period, all certified as true and correct by a financial officer of the Guarantor, (c) as soon as the same is instituted (or, to the knowledge of the Guarantor threatened),

details of any litigation, arbitration or administrative proceedings against or involving the Guarantor, ________ or the Vessels which if adversely determined would have a material adverse effect on the

Guarantor, ________ and its other subsidiaries on a consolidated basis,

or construction of the Vessels, and (d) from time to time, and on demand, such additional financial or other information relating to the

Guarantor as may be reasonably requested by the Agent or the Syndicate

Agent.

               SECTION 5.  Miscellaneous

               5.1  No failure on the part of any Obligee to exercise,

no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy.  This Guarantee may not be amended or modified except by written agreement of the Guarantor and the Obligees.

               5.2  All notices or other communications required under

the terms and provisions hereof shall be made in the manner provided in

Section 15.04 of the Loan Agreement addressed as follows:  to (i)

Kreditanstalt fur Wiederaufbau at: Palmengartenstrasse 5-9, D-60325

Frankfurt am Main (if by hand), Postfach 11-11-41, D-60046 Frankfurt am

Main (if by mail), Federal Republic of Germany, Telefax No.: 7431-2944 or 7431-2198; (ii) to Commerzbank AG at:  Ness 7-9, D-20457 Hamburg,

Federal Republic of Germany, Attention:  Stefan E. Kuch, Telefax No.: 49-

40-3683-4068; (iii) to the other Obligees to the addresses as set forth in Schedule 1; and (iv) to the Guarantor at:  1111 Broadway, Oakland,

California 94607; Attention:  Treasurer, Telefax No.: (510) 272-8931.

               5.3  The terms of this Guarantee shall be binding upon,

and inure to the benefit of, the Guarantor and the Obligees and their respective successors and assigns.

               5.4  No recourse shall be had for the payment of any

amount payable hereunder against any incorporator, stockholder, officer or director, as such, past, present or future, of the Guarantor or of any successor corporation, either directly or through the Guarantor or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Guarantee is solely a corporate obligation, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past,

present or future, of the Guarantor or of any successor corporation,

because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Guarantee or to be implied herefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of this Guarantee and as a condition of, and as part of the consideration for, the execution of this Guarantee, expressly waived and released.

               5.5  This Guarantee shall be construed in accordance with

and governed by the laws of the State of New York (other than the law of the State of New York governing choice of law).

               5.6  The Guarantor (a) hereby irrevocably submits itself

to the jurisdiction of the Supreme Court of the State of New York, New

York County and to the jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit,

action or other proceeding arising out of this Agreement or any other

Loan Document referred to therein, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby,

brought by any of the Obligees or their respective successors, subrogees or assigns, (b) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined, in such New York

State or Federal court, and (c) to the extent that it has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process, hereby waives such immunity, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above-named New York State or Federal courts, (ii)

that the suit, action or proceeding is brought in an inconvenient forum,

that the venue of the suit, action or proceeding is improper, or

(iii) that this Guarantee or the subject matter hereof may not be enforced in or by such courts or under any applicable law.  The

Guarantor hereby consents to service of process in any suit, action or other proceeding arising out of this Guarantee or the subject matter hereof or any of the transactions contemplated hereby and hereby appoints the Person set forth in Schedule 7 of the Loan Agreement as

Process Agent for the Borrower (the "Process Agent") as its attorneys-in-

fact to receive service of process in such action, suit or proceeding,

it being agreed that service upon the Process Agent shall constitute

valid service upon the Guarantor and its successors and assigns.   The

Guarantor agrees that (x) the sole responsibilities of the Process Agent shall be (i) to receive such process, (ii) to send a copy of any such process so received to the Guarantor, by registered airmail, return receipt requested, at its address set forth in Section 5.2 hereof, or at the last address filed in writing by it with the Process Agent and (iii)

to give prompt telegraphic notice of receipt thereof to the Guarantor at such address and (y) the Process Agent shall have no responsibility for the receipt or nonreceipt by the Guarantor of such process, nor for any performance or nonperformance by it or its respective successors or assigns.  The Guarantor hereby agrees to pay to the Process Agent such compensation as shall be agreed upon from time to time by it and the

Process Agent for the Process Agent's services hereunder.  The Guarantor hereby agrees that its submission to jurisdiction and its designation of the Process Agent set forth above is made for the express benefit of each of the Obligees and their respective successors, subrogees and assigns.  The Guarantor agrees that it will at all times continuously maintain a Process Agent to receive service of process in the City of

New York or San Francisco, California on behalf of itself and its properties with respect to this Agreement, and in the event that, for any reason, the Process Agent named pursuant to this Section 5.6 shall no longer serve as Process Agent to receive service of process on the

Guarantor's behalf, the Guarantor shall promptly appoint a successor

Process Agent.  The Guarantor further agrees that a final judgment against the Guarantor in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law, a certified or true copy of which final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of the Guarantor therein described; provided that nothing in this Section 5.6 shall affect the right of the Guarantor or the Obligees or their respective successors, subrogees or assigns to serve legal process in any other manner permitted by law or affect the right of the Guarantor or the

Obligees or their respective successors, subrogees or assigns to bring any action or proceeding against the Guarantor or the Obligees, as the case may be, or its property in the courts of other jurisdictions.  In the event of the transfer of all or substantially all the assets and business of the Process Agent to any other corporation, by

consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for the Process Agent with the same effect as if named herein in place of the Process Agent.  THE

GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO

WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER

(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT

OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY OTHER LOAN

DOCUMENT REFERRED TO THEREIN, OR THE RELATIONSHIP ESTABLISHED HEREUNDER

AND WHETHER ARISING OR ASSERTED BEFORE OR AFTER THE DATE HEREOF OR

BEFORE OR AFTER THE PAYMENT, OBSERVANCE AND PERFORMANCE IN FULL OF THE

GUARANTOR'S OBLIGATIONS UNDER THIS AGREEMENT.

               5.7  Currency of Account.  (a)  The Dollar is the

currency of account or each and every sum due from the Guarantor to the

Obligees under this Guarantee in respect of any of the Obligations.

               (b)  If after the occurrence of any Event of Default, any

sum is due from the Guarantor under this Guarantee or if any order or judgment given or made in relation hereto has to be converted from the currency ("the first currency") in which the same is payable hereunder or under such order or judgment into another currency ("the second currency") for the purpose of:

              (i)  making or filing a claim or proof against the

       Guarantor;

           (ii)  obtaining an order or judgment in any court or

       tribunal; or

          (iii)  enforcing any order or judgment given or made in

       relation hereto.

               (c)  The Guarantor shall indemnify and hold harmless the

Obligees from and against any damages or losses suffered as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which any Obligee may in the ordinary course of business purchase the first currency with the second currency in the Frankfurt foreign exchange market upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.  The above indemnity shall constitute a separate and independent obligation of the Guarantor from its other obligations and shall apply irrespective of any indulgence granted by such Obligee.

               5.8  If any term of this Guarantee and any other

application thereof shall be invalid or unenforceable, the remainder of this Guarantee and any other application of such terms shall not be affected thereby.

               5.9  This Guarantee shall be binding upon, inure to the

benefit of, and be enforceable by, the Guarantor and each of the

Obligees and their respective successors and assigns.

               IN WITNESS WHEREOF, the Guarantor has caused this

Guarantee to be duly executed as of the date first set forth herein.



                                             AMERICAN PRESIDENT
COMPANIES, LTD.



                                             By:
_____________________________
                                                 Title:
                                                              SCHEDULE 1


                    NAMES AND ADDRESSES OF SYNDICATE MEMBERS



Syndicate Member                     Address

Commerzbank AG (Kiel Branch)  Holstenstrasse 64
                                             D-24103 Kiel
                                             Federal Republic of Germany
                                             Attention:  Mr. Claes
                                             Telex:  292898 CBKD
                                             Telecopy:  49-431-9974-372

Dresdner Bank AG in Hamburg   Jungfernstieg 22
                                             D-20354 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Roller
                                                              Mr.
Bottcher
                                             Telex:  2157170 DR D
                                             Telecopy:  49-40-3501-3818

Vereins- und Westbank AG             Alter Wall 22
                                             D-20457 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Kopcke
                                                              Mrs.
Mertens
                                             Telex:  215164 VH D
                                             Telecopy:  49-40-3692-3696

Deutsche Schiffsbank AG              Domshof 17
                                             D-28195 Bremen
                                             Federal Republic of Germany
                                             Attention:  Mr. Pieper
                                                              Mr. Onnen
                                             Telex:  244870 DSBR D
                                             Telecopy:  49-421-323539

Norddeutsche Landesbank -     Georgsplatz 1
Girozentrale                         D-30159 Hannover
                                             Federal Republic of Germany
                                             Attention:  Mr. Hartmann
                                             Telex:  921634 GZH D
                                             Telecopy:  49 511 36 14785

Deutsche Verkehrs-Bank AG     Filiale Hamburg
                                             Ballindamm 6
                                             D-20095 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Spincke
                                             Telex:  402077 DVB
                                             Telecopy:  49-40-308004-12

Banque Internationale a
  Luxembourg S.A.                    2 Boulevard Royal
                                             L-2953 Luxembourg
                                             Attention:  Mr. Jean Pierre
Vernier
                                             Telex: 3326 BIL LU
                                             Telecopy:  35-2-4590-2010
                                                              APPENDIX F


                        FORM OF ASSIGNMENT AND ACCEPTANCE


Dated _________________,



               Reference is made to the Loan Agreement, dated as of

March 14, 1994 (the "Loan Agreement") by and among American President

Lines, Ltd. ("the Borrower"), Kreditanstalt fur Wiederaufbau (the

"Agent"), Commerzbank AG, Hamburg (the "Syndicate Agent"), and

Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und

Westbank AG, Deutsche Schiffsbank AG, Deutsche Verkehrs-Bank AG,

Nordeutsche Landesbank-Girozentrale and Banque Internationale a

Luxembourg S.A. (the "Syndicate").  Terms defined in the Loan Agreement are used herein with the same meaning.

               ____________________________ (the "Assignor") and

_________________________ (the "Assignee") agree as follows:

               1.     The Assignor hereby sells and assigns to the

Assignee, and the Assignee hereby purchases and assumes from the

Assignor, a      %2 interest in and to all of the Assignor's rights and

obligations under the Loan Agreement and the other Loan Documents as of the Effective Date, as defined in paragraph 4 below, including, without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date, together with the Notes in respect of such

Facility (a copy of which Notes, endorsed to Assignee, is hereto attached).

               2.     The Assignor (i) represents and warrants that as

of the date hereof its Commitment (without giving effect to assignments

thereof which have not yet become effective) is                United

States Dollars (USD__________) and the aggregate outstanding principal amount of the Facility owing and each Note payable to it (without giving effect to assignments thereof which have not yet become effective) is

              United States Dollars (USD__________) in respect of the

Facility; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) represents and warrants that this Assignment and Acceptance is not in violation of the restrictions set forth in clause (iv) of Section 10.02 (a) of the

Loan Agreement; (iv) makes no representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Loan Agreement, (y)

the execution, legality, validity, enforceability, genuineness,

sufficiency or value of the Loan Agreement, (z) or any other instrument or document furnished pursuant thereto; and (v) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the

Borrower of any of its obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto.

               3.     The Assignee (i) confirms that it has received a

copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to in the Loan Agreement,

and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Assignor or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the

Loan Agreement; (iii) appoints and authorizes the Syndicate Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Syndicate Agent by the terms thereof, together with such powers as are reasonably incidental thereto and ratifies the appointment of Commerzbank AG Hamburg as

Syndicate Agent; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan

Agreement are required to be performed by it as a Syndicate Member; (v)

specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature page hereof; and (vi)

attaches hereto an executed counterpart signature page to the Loan

Agreement (reflecting the Assignee's aggregate Commitment after giving effect hereto, if applicable).

               4.     The effective date for this Assignment and

Acceptance shall be _____________________ (the "Effective Date").

Following the execution of this Assignment and Acceptance, two (2)

counterparts will be promptly delivered by the Assignee to the Syndicate

Agent for acceptance and recording by the Syndicate Agent, and the

Syndicate Agent shall promptly forward a counterpart to the Borrower.

               5.     Upon such acceptance and recording, as of the

Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance,

relinquish its rights and be released from its obligations under the

Loan Agreement.

               6.     Upon such acceptance and recording, from and after

the Effective Date, the Agent shall make all payments under the Loan

Agreement in respect of the assignment effected hereby (including,

without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan

Agreement for periods prior to the Effective Date directly between themselves.

               7.     This Assignment and Acceptance shall be governed

by, and shall be construed in accordance with, the laws of the State of

New York (other than the law of the State of New York governing choice of law).  This Assignment and Acceptance may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.



                                                    [NAME OF ASSIGNOR)




By:___________________________
                                                       Title:


                                                    [NAME OF ASSIGNEE]



                                                    By:_________________
                                                    __________
                                                       Title:


                                                   [INSERT LENDING
                                                    OFFICES]
                                                              Appendix G











           [NAME OF CHARTERER] [SUBCHARTERER] CHARTER HIRE ASSIGNMENT

                                      FROM

                    [                            ], Assignor


                                       TO

                    [                            ], Assignee


                                 CONSENTED TO BY

                      _________________________, Charterer

                          Dated:  ____________ __, ____


                                  _____________
                                  _____________



                    ___________ [SUB]CHARTER HIRE ASSIGNMENT





               This Assignment dated _________ __, ____, is made between

(i) [AMERICAN PRESIDENT LINES LTD., a Delaware corporation] [APL

NEWBUILDINGS, LTD., a Nevada corporation] (the "Assignor") and (ii) [

].



                                   WITNESSETH





               WHEREAS, American President Lines, Ltd. entered into that

certain Loan Agreement dated March 14, 1994 (the "Loan Agreement") by and among Kreditanstalt fur Wiederaufbau, as Agent and Lender, the

Commerzbank AG, Hamburg, as Syndicate Agent, and Commerzbank AG (Kiel

Branch), Dresdner Bank AG in Hamburg, Vereins- und Westbank AG, Deutsche

Schiffsbank AG, Deutsche Verkehrs-Bank AG, Norddeutsche Landesbank-

Girozentrale and Banque Internationale a Luxembourg S.A. as the

Syndicate.



               WHEREAS, the Vessel was delivered to [Owner] Assignor by

the Builder on ________ __, 199_, [transferred by the Owner to the

Assignor], documented in the name of Assignor under the flag of the

Republic of The Marshall Islands, named the _________ and given

[Official No. ______]; and



               WHEREAS, Assignor has given a first [preferred] ship

mortgage on the Vessel dated ________ __, 199__ (the "Mortgage") in favor of Assignee, as mortgagee to secure the Assignee's promissory notes given to the Assignee (the "Notes") dated the same date and other

Obligations as defined in the Mortgage (the "Obligations").



               WHEREAS, Section 9.02(b) of the Loan Agreement and

Section 27 of the Mortgage, requires that the Assignor shall grant a first priority interest in monies and claims for monies due and to become due to Assignor under certain demise charters and time charters to be entered into by Assignor from time to time, as further security for the Obligations.



               WHEREAS, concurrently herewith, Assignor is entering into

a ___________________ charter with _________________ dated as of

__________ __, ____ providing for the chartering of the Vessel to

_______ for [a term of ______ (___) years, with options (the "__________

Charter") and the ________ Charter is one of the types of charters referred to in Section 9.02(b) of the Loan Agreement and Section (27) of

the Mortgage.



               WHEREAS, Assignor desires to assign, to secure its

Obligations under the Mortgage, charter hire and all other monies payable under the ________ Charter to Assignor, to Assignee to secure the Obligations; and



               NOW, THEREFORE, in consideration of the premises and the

mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby

acknowledged, the parties hereto agree as follows:





               1.     All capitalized terms used herein which are not

otherwise defined herein shall have the meanings set forth in the

Mortgage.



               2.     Assignor hereby sells, pledges, hypothecates,

assigns, transfers and sets over unto the Assignee and unto Assignee's successors and assigns, not absolutely but as security only for the performance by Assignor of its Obligations, and grants to Assignee a first priority security interest in all right, title and interest of

Assignor in and to all monies due and to become due and claims for monies due and to become due to Assignor under, and all claims for damages arising out of the breach of, the _______ Charter, together with any extensions, renewals, modifications, changes or amendments of the

_______________ Charter and any and all proceeds of the foregoing.



               3.     Assignor hereby agrees, represents and warrants

that:



               (a)    The _______ Charter is in full force and effect

and enforceable in accordance with its terms;



               (b)    Assignor is not in default of any of the terms of

the ________ Charter;



               (c)    Neither the whole nor any part of the right, title

and interest hereby assigned are the subject of any present assignment or pledge other than the assignment contained herein, and so long as this Assignment shall remain in effect, Assignor will not, without the prior written consent thereto of the Assignee, assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns;



               (d)    Assignor will not take or omit to take any action,

the taking or omission of which might result in any alteration or impairment of the ________ Charter or this Assignment or any of the rights created by said _______ Charter or this Assignment;



               (e)    To the knowledge of Assignor, _________________ is

not in default of any of the terms of the ___ Charter;



               (f)    Assignor will not enter into or consent to any

amendment, modification or other alteration of the _______ Charter without first obtaining the prior written consent to the Assignee.  Any amendment, modification or other alternation made without the written consent of the Assignee shall be null and void.  The Assignee shall not unreasonably withhold consent to any amendment, modification or other alteration of the _________ Charter which does not adversely affect the rights and interests assigned hereunder.



               4.     Notwithstanding this Assignment, it is

acknowledged, understood and agreed that:



               (a)    Assignor will remain liable to perform all of the

owner's obligations and duties under the ________ Charter, including,

but not limited to, its duties as owner upon redelivery of the Vessel by

_________ and with respect to warranty claims, regardless of this

Assignment to the Assignee;



               (b)    Assignor will be deemed the owner under the

________ Charter except as expressly set forth herein;



               (c)    Assignee shall have no obligation or liability

under the _________ Charter by reason of or arising out of this

Assignment, nor to make any inquiry as to the nature or sufficiency of any payment received by Assignor, nor to present or file any claim, nor to take any other action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled under this Assignment at any time or times;



               (d)    So long as no default (as that term is defined in

the _________ Charter) arising out of any act or omission of the

_________ has occurred, is continuing and shall not have been cured and waived, neither Assignee, Assignor or any successor and assignee thereof shall interfere with _________ possession and its peaceful and quiet enjoyment of the Vessel.



               5.     Upon the occurrence of an Event of Default under

the Mortgage which shall be continuing and upon acceleration of all or any portion of the Notes pursuant to Section 12.01(a) of the Loan

Agreement and upon written notice thereof to Assignor and

______________, the Assignor agrees to authorize and direct ________ to make payment of all monies due and to become due under or arising out of the _________ Charter in accordance with the payment provisions set forth in the Loan Agreement and all in accordance with and pursuant to the ____________ Charter, this Assignment and the Agreement and the

Consent to Assignment of _____________ attached hereto as Annex A, which is incorporated by this reference herein, and does hereby constitute the

Assignee, its successors and assigns, Assignor's true and lawful attorneys, irrevocably, with full power (in the name of Assignor or otherwise), to ask, require, demand, receive, compound and give acquittance for any and all monies, and claims for monies and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which Assignee may deem to be necessary or advisable in the premises. Any action or proceeding brought by Assignee pursuant to any of the provisions hereof or of the _________ Charter and any claim made by Assignee hereunder or thereunder, may be compromised,

withdrawn or otherwise dealt with by Assignee without any notice to, or approval of, Assignor, and shall be binding upon Assignor in all matters affecting the rights of Assignor against Assignee and _________, if any,

under the _________ Charter and thereafter, Assignor shall have no further rights against Assignee as to any such action or proceedings so compromised, withdrawn or otherwise dealt with by Assignee.



               6.     Assignor hereby irrevocably authorizes Assignee,

at Assignor's expense to file such financing and continuation statements relating to this Assignment, without Assignor's signature, as to

Assignee at its option may deem appropriate and appoints Assignee as

Assignor's attorney-in-fact to execute any such statements in Assignor's name and to perform all other acts which Assignee may deem appropriate to perfect and continue the security interest conferred hereby.



               7.     In the event that Assignee becomes entitled to

exercise any of its rights hereunder and shall, in its judgment decline to take any action, Assignee shall give prompt notice to Assignor and

Assignor shall have the right and option to take such actions as it deems necessary.



               8.     This Assignment shall be governed by the laws of

the State of New York (other than the law of the State of New York governing choice of law) and may not be amended or changed except by an instrument in writing signed by the party against whom enforcement is sought.



               9.     Assignor hereby authorizes Assignee to execute and

file financing statements and amendments thereto as provided in Article

9 of the Uniform Commercial Code.



               10.    Terms used herein and not otherwise defined shall

have the meanings as defined in the Mortgage.



         [The remainder of this page has been left intentionally blank.]

                    IN WITNESS WHEREOF, the undersigned have hereunto caused

     this instrument to be duly executed as of the day and year first above written.



                                             [
]


                                             BY:
_______________________
                                                    Title



                                             [
]


                                             BY:
_______________________
                                                    Title
                                                                 Annex A
                                  to ________________ Charter Assignment


                [CHARTERER'S] AGREEMENT AND CONSENT TO ASSIGNMENT

                          PRESIDENT __________________



               In consideration of the sum of $1.00 and other good and

valuable consideration, the receipt of which is hereby acknowledged, and the covenants and agreements of the parties hereto,

__________________________________________, a __________________

corporation (the "Charterer"), hereby acknowledges notice of and consents to the assignment of the monies due and to become due and claims for monies due and to become due under the _______________

Charter given in the ________________ Charter Assignment of even date herewith with respect to the ___________________ a copy of such

Assignment being attached hereto and agrees and confirms that:



               (a)    The _______________ Charter and the rights and any

claims of the Charterer thereunder shall be subject and subordinate to the [first preferred ship mortgage] dated __________ (the "Mortgage") in favor of the Assignee and the rights of the Assignee thereunder.  Upon written notice by the Assignee to ____________________ that an Event of

Default under the Mortgage has occurred and is continuing and that

Assignee has accelerated all or part of the [HDW] [Daewoo] Notes pursuant to the Loan Agreement it will make payment of all monies due

and to become due to [                             ] ("Assignor") under

or pursuant to the ______________ Charter in accordance with the payment provisions set forth in Section 5 of the Loan Agreement direct for credit to Assignee's account, until receipt of written notice from the

Assignee that such Notes have been paid in full, after which time such payment shall be made direct to such bank account as may be provided in the ________________ Charter or otherwise as Assignor may from time to time designate;



               (b)    Any such payment shall be final and _____________

will not seek to recover from Assignor or Assignee any monies paid to either Assignor or the Assignee by virtue of the aforesaid assignment;



               (c)    It will not agree to, allow or permit any

amendment to, modification of, or other alteration in, the _____________

Charter without the prior written consent of Assignor and, so long as the Obligations are outstanding, Assignee.




______________________________
                                                             , Charterer


                                                    By:
_________________________
                                                            Title:
                                                              APPENDIX H







                 AGREEMENT OF AMERICAN PRESIDENT COMPANIES, LTD.


               American President Companies, Ltd. ("APC") hereby confirms its obligations under the Guarantee dated the date hereof in favor of Kreditanstalt fur Wiederaufbau, Agent (the "Agent"), Commerzbank AG, Hamburg, Syndicate Agent (the "Syndicate Agent"), and Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins- und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A. as the Syndicate (the "Syndicate"), guaranteeing the obligations of American President Lines, Ltd. ("APL") under the Loan Agreement dated the date hereof (the "Loan Agreement") among APL, the Agent, the Syndicate Agent and the Syndicate, and the other Loan Documents to which it is or will become a party. APC acknowledges that it has reviewed all of the terms and conditions set forth in the Loan Documents and each of the obligations of the Borrower set forth therein.

               APC further confirms that it will issue a new Guarantee in favor of the Agent, the Syndicate Agent and the Syndicate in respect of obligations of the Transferee on the first Delivery Date, if and when APL exercises its option under the Agreement to Acquire and Charter to transfer a Vessel or Vessels to APL Newbuildings, Ltd. (the "Transferee"). APC represents and warrants that both APL and the Transferee are wholly owned subsidiaries of APC.

               Capitalized terms used herein and not defined herein shall have the meanings set forth in the Loan Agreement.


Dated: March 14, 1994

                                             AMERICAN PRESIDENT
COMPANIES, LTD.




                                             By:
_______________________________
                                                 Name:
                                                 Title:
                                                              APPENDIX I




                                  AGREEMENT TO

                               ACQUIRE AND CHARTER

                                  BY AND AMONG




                         AMERICAN PRESIDENT LINES, LTD.,

Transferor,


                             APL NEWBUILDINGS, LTD.,

Transferee,





                         KREDITANSTALT FUR WIEDERAUFBAU
                             (as Agent and Lender),

                             COMMERZBANK AG, HAMBURG
                              (as Syndicate Agent),

                          COMMERZBANK AG (KIEL BRANCH),
                           DRESDNER BANK AG (HAMBURG),
                            VEREINS-und WEST BANK AG,
                             DEUTSCHE SCHIFFSBANK AG
                    NORDDEUTSCHE LANDESBANK-GIROZENTRALE and
                            DEUTSCHE VERKEHRS-BANK AG
                     BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                               (as the Syndicate)




                              Dated March 14, 1994


                                TABLE OF CONTENTS


                                                                                   Page


RECITALS                                                                               1

SECTION 1.      DEFINITIONS                                                            2

SECTION 2.      TRANSFER AND CHARTER OF THE VESSELS                                    3

SECTION 3.      CONDITIONS PRECEDENT TO TRANSFEREE'S
                OBLIGATIONS ON A DELIVERY DATE                                         4

SECTION 4.      REPRESENTATIONS AND WARRANTIES OF TRANSFEREE                           6

SECTION 5.      COVENANTS                                                              9

SECTION 6.      NOTICES                                                               13

SECTION 7.      COUNTERPARTS                                                          13

SECTION 8.      MODIFICATION                                                          13

SECTION 9.      SUCCESSORS AND ASSIGNS                                                13

SECTION 10.     GOVERNING LAW                                                         13

SECTION 11.     ASSIGNMENT                                                            13

SECTION 12.     SEVERABILITY                                                          14

SECTION 13.     TABLE OF CONTENTS; HEADINGS                                           14

EXHIBIT A.      FORM OF DAEWOO CHARTER OR HDW CHARTER

EXHIBIT B.      FORM OF CERTIFICATE OF DELIVERY
                AND ACCEPTANCE

EXHIBIT C.      FORM OF CHARTER ASSIGNMENT AND SECOND
                CHARTER ASSIGNMENT AND CONSENT

SCHEDULE 1      NAMES AND ADDRESSES OF SYNDICATE MEMBERS

                                  AGREEMENT TO
                               ACQUIRE AND CHARTER


               THIS AGREEMENT TO ACQUIRE AND CHARTER ("Acquisition Agreement") dated this 14th day of March, 1994 by and among AMERICAN PRESIDENT LINES, LTD., a Delaware corporation (the "Transferor"), APL NEWBUILDINGS, LTD., a Nevada corporation (the "Transferee"), KREDITANSTALT FUR WIEDERAUFBAU, a public law corporation incorporated in the Federal Republic of Germany ("KfW"); COMMERZBANK AG (Hamburg), a banking corporation incorporated in the Federal Republic of Germany (the "Syndicate Agent") and the banks listed in Schedule 1 which is attached hereto (each a "Syndicate Member" and, collectively, "the Syndicate").


                                   WITNESSETH:


               WHEREAS, the Transferor has ordered three (3)container vessels (the "HDW Vessels") from Howaldtswerke-Deutsche Werft AG ("HDW") as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993, as amended (the "HDW Shipbuilding Agreement") between the Transferor and HDW;

               WHEREAS, the Transferor has also ordered three (3) container vessels (the "Daewoo Vessels") from Daewoo Shipbuilding & Heavy Machinery, Ltd. ("Daewoo") as is more specifically set forth in a certain Shipbuilding Agreement dated May 10, 1993, as amended (the "Daewoo Shipbuilding Agreement") between the Transferor and Daewoo (the HDW Vessels and the Daewoo Vessels being individually referred to as a Vessel and, collectively, as the "Vessels");

               WHEREAS, the Transferor, KfW, the Syndicate Agent and the Syndicate entered into a Loan Agreement dated March 14, 1994, 1994 providing a loan facility in respect of the HDW Vessels and the Daewoo Vessels under which the Transferor may borrow from KfW up to *
(the "HDW Tranche") for the purchase of the HDW Vessels; and may borrow
from the Syndicate up to    *
(the "Daewoo Tranche") for the purchase of the Daewoo Vessels;

               WHEREAS, in order to induce KfW and the Syndicate to make available to the Transferor the HDW Tranche and the Daewoo Tranche, respectively, American President Companies, Ltd., a Delaware corporation, and the corporate parent of the Transferor and the Transferee, has, under the Guarantee, guaranteed the obligations of the Transferor under the Loan Agreement and the other Loan Documents;

               WHEREAS, concurrently with the sale of any Vessel from HDW or Daewoo, as the case may be, to the Transferor, the Transferor may transfer all of its right, title and interest in the Vessel to the Transferee, and the Transferee shall thereupon assume all of the obligations relating to the Vessel Indebtedness in respect of that Vessel, including but not limited to the execution and delivery of all of the Security Documents relevant to such Vessel;

               WHEREAS, concurrently, with the transfer of each Vessel in each of the Daewoo and HDW Tranche to the Transferee, the Transferor shall enter into a Charter for such Vessels to be so transferred, as evidenced by the execution of the Daewoo Charter or the HDW Charter, respectively, with respect to each Vessel delivered under such Tranche each in the form of Exhibit A to this Acquisition Agreement;

               WHEREAS, concurrently with, the execution and delivery of each Charter the Transferee will assign all of its right, title and interest in and to (i) such Charter to KfW if it relates to an HDW Vessel, (ii) such Charter to the Syndicate Agent and the Syndicate if it is a Daewoo Vessel, and (iii) a second priority assignment of the Charter to KfW if it is a Daewoo Vessel, as security for its obligations assumed under the Loan Documents to which it is a party with respect to the related Vessel Indebtedness;

               WHEREAS, concurrently with the transfer to the Transferee of the first Vessel delivered under a Charter, the Guarantor will execute and deliver to the Lenders the Guarantee which shall guarantee all obligations of the Transferee as Borrower under the Loan Agreement and the other Loan Documents;

               NOW, THEREFORE, in consideration of mutual agreements herein contained, the portion hereto agree as follows:


SECTION 1.  Definitions.

              A. The terms "hereof," "herein," "hereby," "hereto," "hereunder" and "herewith" refer to this Agreement as the same may be supplemented or amended;

              B. Reference to a given agreement or instrument is a reference to that agreement or instrument as originally executed, and as modified, amended, supplemented and restated through the date as of which reference is made to that agreement or instrument.

              C. All capitalized terms used in this Acquisition Agreement including the Whereas clauses hereof which are not defined herein shall have the meanings ascribed to them in the Loan Agreement and in the Schedules and Appendices to the Loan Agreement. In addition, the following capitalized terms shall have the meanings set forth below:

               "Bill of Sale" means, with respect to a given Vessel, a valid and sufficient bill of sale in recordable form in the Republic of The Marshall Islands made by the Transferor in favor of the Transferee, dated the relevant Delivery Date, and transferring title to the Vessel (including its equipment) free and clear of all liens, claims and encumbrances.

               "Certificate of Delivery and Acceptance" means, with respect to a given Vessel, a certificate in the form of Exhibit B-1 or B-2, as the case may be, to this Acquisition Agreement dated on the Vessel's Delivery Date, evidencing the delivery of that Vessel to the Transferee and its acceptance by the Transferee.

               "Charter Assignment" means each, and "Charter Assignments" means every, first priority assignment of each HDW Charter and each Daewoo Charter by the Transferee to KfW and to the Syndicate Agent and the Syndicate, respectively, as security for the Transferee's obligations under the Loan Documents to which it is a party with respect to the corresponding Vessel Indebtedness and in the form of Exhibit C to this Acquisition Agreement.

               "Charter Documents" means this Acquisition Agreement the
* Agreement Assignment, the Bills of Sale, the Certificates of Delivery and Acceptance, the Charters, the Charter Assignments and the Second Charter Assignments.



               *



               "Second Charter Assignment and Consent" means each, and "Second Charters Assignments" means every, second priority assignment of a Daewoo Charter by the Transferee to KfW as security for the Transferee's obligations under the Loan Documents with respect to the Vessel Indebtedness under the HDW Tranche relating to the Vessel covered by such Daewoo Charter and in the form of Exhibit C to this Acquisition Agreement.

               "Solvent" means, with respect to the Transferee on a Delivery Date, that on such date each of the following is true: (1) the fair market value of the assets of the Transferee is greater than the total amount of liabilities (including contingent liabilities) of the Transferee, (ii) the present fair salable value of the assets of the Transferee is greater than the amount that will be required to pay the probable liabilities of the Transferee for its debts as they become absolute and matured, (iii) the Transferee is able to realize upon its assets and pay its debts and any other liabilities, including contingent obligations, as they mature and (iv) the Transferee does not have unreasonably small capital. In making the determinations required by
(i) and (ii) hereof, it will be deemed that (a) the fair market value or fair salable value, as the case may be, of any Vessels owned by the Transferee is at least 85% of the purchase price of such Vessels, and
(b) any loan made to the Transferee by the Guarantor or the Transferor in connection with the purchase of the Vessels is treated for purposes of this definition only as a capital contribution to the Transferee.

SECTION 2.  Transfer and Charter of the Vessels.

              A. On each Delivery Date, upon the satisfaction of all conditions precedent set forth in Section 7 of the Loan Agreement and Sections 2 and 3 of this Acquisition Agreement, the Lenders shall make their Commitment available and the Transferor shall purchase the relevant Vessel from HDW or Daewoo, as the case may be.

              B. Simultaneously with the actions specified in Section 2.A, the Transferor shall transfer the Vessel to the Transferee pursuant to the terms of this Acquisition Agreement. The Vessel will be registered under the laws of the Republic of The Marshall Islands in the name of the Transferee, and the Transferee will record a first preferred mortgage in substantially the form attached to the Loan Agreement, and with respect to the Daewoo Vessels, a second preferred mortgage in substantially the form attached to the Loan Agreement covering the Vessel in favor of the relevant Lenders.

              C. Simultaneously with the actions specified in Section 2.B, the Transferor shall charter each such Vessel from the Transferee and the Transferee shall charter such Vessel to the Transferor, pursuant to the relevant Charter.

              D. Simultaneously with the actions specified in Section 2.B, the Transferee shall undertake the Vessel Indebtedness corresponding to the Vessel.

              E. Delivery and presentation of all documents to complete the transactions contemplated herein shall be made at the Closing to be held on a Delivery Date convened pursuant to the Loan Agreement.

SECTION 3.     Conditions Precedent to Transferee's Obligations on a
                      Delivery Date.

               The Transferee's obligations to undertake all of the payment and certain performance obligations relating to the Vessel's Indebtedness in respect of a given Vessel is expressly conditioned upon the following preconditions being satisfied and upon receipt by the Agent or the Syndicate Agent, as the case may be, of the following documents and evidenced on or before a closing to be held on the Delivery Date at the offices of Haight, Gardner, Poor & Havens, 195 Broadway, New York, New York 10007, or at such other place as may be agreed upon by the Transferor, Transferee, the Agent and the Syndicate
Agent:

                      (a) The Transferee shall be a corporation duly organized and existing in good standing under the laws of the jurisdiction of its incorporation; the Transferee shall have full corporate power and authority to own its assets, conduct its business as then being conducted, and enter into and consummate the transactions contemplated hereby and by the Charter Documents and the Security Documents to which it is a party, and the Agent or the Syndicate Agent, as the case may be, shall have received
               (1) a certified copy of the certificate of incorporation of the Transferee, (2) a certificate of the Secretary of the Transferee attaching the minutes or resolutions of its Board of Directors authorizing the transactions contemplated herein, (3) a certificate from the Secretary of the Transferee or evidencing the authority of the persons executing the Security Documents and the Charter Documents, to which it is a party, to execute and deliver such Security Documents and Charter Documents and the Transferee to perform under the Security Charter Documents to which it is a party, and (4) a certificate of good standing as to the Transferee, all in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

                      (b) the Agent and the Syndicate Agent shall have received no later than sixty (60) days prior to the above-referenced closing, written notice from the Transferor of its intention of transferring the related Vessel to the Transferee in accordance with the provisions of this Acquisition Agreement;

                      (c) no Event of Default shall have occurred and be continuing and no Incipient Default shall have occurred and be continuing and the Transferee shall provide an officer's certificate to such effect in form and substance reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be, and its special counsel;

                      (d) there shall not have occurred any material adverse change in the financial condition of the Transferee which in the reasonable opinion of the Agent and/or the Syndicate would materially and adversely affect the ability of the Transferee to perform its obligations as to the repayment of the Facility by the installments together with interests thereon herein set out or to perform its obligations under the Loan Documents, to which it is or will become a party;

                      (e) all representations and warranties of the Transferee contained in this Acquisition Agreement being true and correct in all material respects on that Delivery Date, except insofar as they relate exclusively to an earlier date, and the Transferee shall provide officer's certificates confirming such matters;

                      (f)  all governmental and other consents,
               licenses, approvals and authorizations, if any, required with respect to the performance of (i) the Transferee under this Acquisition Agreement and the other Loan Documents and Charter Documents and (ii) the Transferor under this Acquisition Agreement and the other Loan Documents and Charter Documents, to which it is a party shall have been obtained and shall not have been revoked and, if requested by the Agent or the Syndicate Agent or its special counsel, copies of any of the same shall be provided;

                      (g)  all Uniform Commercial Code financing
               statements or other document necessary, or reasonably requested by the Agent or the Syndicate Agent, to perfect its security interests under any of the Security Documents and the Charter Documents in the United States of America, jurisdiction of registration of such Vessel or any other relevant jurisdiction;

                      (h) copies of the Bill of Sale to the relevant Vessel from the Transferor to the Transferee;

                      (i) evidence that such Vessel is duly registered in the name and ownership of the Transferee under the laws and flag of the Republic of The Marshall Islands, free of registered liens except the relevant Mortgage(s);

                      (j) each Loan Document and Charter Document, in respect of such Vessel shall have been duly executed, delivered and, where appropriate, registered or recorded (together with any documents to be executed pursuant to the terms thereof, including without limitation, notices of the Assignment(s) of Insurance);

                      (k) each of the Lenders shall have received executed originals of the opinions as to the Transferee substantially in the form attached as Schedule 4 to the Loan Agreement as well as such other opinions from such counsel as each Lender shall reasonably request and each of the Lenders shall have received from its special counsel, Haight, Gardner, Poor & Havens, a favorable opinion, in form and substance satisfactory to the Lenders, as to such matters incident to the transactions contemplated hereby as any such Lender may reasonably request;

                      (l)  all conditions precedent as set forth in
               Section 7 of the Loan Agreement shall have been satisfied.


SECTION 4.     Representations and Warranties of Transferee.

               The Transferee represents and warrants to each of the Lenders that:

                      (a)  the Transferee is a corporation duly
               organized and validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

                      (b) the Transferee has legal power and authority to enter into and carry out the terms of this Acquisition Agreement and each of the other Loan Documents and the Charter Documents to which the Transferee will be a party;

                      (c) each of this Acquisition Agreement, the other Loan Documents and the Charter Documents to which the Transferee will be a party has been duly authorized by all necessary action, corporate or other, on the part of the Transferee, and this Acquisition Agreement constitutes, and upon due execution and delivery by the Transferee, each of the other Loan Documents and the Charter Documents will constitute, in accordance with their respective terms, legal, valid and binding instruments enforceable against the Transferee, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

                      (d)  except as previously disclosed to the
               Syndicate Agent and the Agent in writing, there are no actions, suits or proceedings pending or, to the Transferee's knowledge, threatened against the Transferee, any of its properties affecting this Acquisition Agreement, the other Loan Documents, the Charter Documents or the transactions contemplated thereby which would materially and adversely affect the performance of the Transferee of its obligations (if any) thereunder;

                      (e)  the consummation of the transactions
               contemplated by, and compliance by the Transferee with all the terms and provisions of, this Acquisition Agreement, the other Loan Documents and the Charter Documents to which the Transferee is or will be a party will not violate any provisions of the Certificate of Incorporation or Bylaws of the Transferee and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by the Transferee or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on the Transferee, or violate any applicable statute, rule or regulation;

                      (f)  the Transferee is not in default and no
               condition exists which with notice or lapse of time or both would constitute a default by the Transferee, in any respect which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any other Loan Document, any Charter Document, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any other Loan Document, or any Charter Document, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign;

                      (g) the Transferee has only one place of business which is also the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607;

                      (h) the Transferee has no knowledge of any actual or proposed deficiency or additional assessment in connection with any Taxes which either in any case or in the aggregate would be materially adverse to the Transferee and which would materially and adversely affect the ability of the Transferee to perform its obligations under this Acquisition Agreement, any of the other Loan Documents or any of the Charter Documents;

                      (i)  all Taxes (other than taxes based on or
               measured by income and withholding taxes), liability for the payment of which has been incurred by the Transferee in connection with the execution, delivery and performance by it of this Acquisition Agreement, each other Loan Document and Charter Document to which it is or will be a party, have been paid (or provided for in its accounts if not payable on or prior to the Delivery Date of the respective Vessel);

                      (j)  all governmental consents, licenses,
               permissions, approvals, registrations or authorizations or declarations required (i) to enable it lawfully to enter into and perform its respective obligations under this Acquisition Agreement, each of the other Loan Documents and each of the Charter Documents to which it is or will be a party and (ii) to ensure that its respective obligations hereunder and thereunder are legal, valid and enforceable have been obtained or made and are in full force and effect or will be obtained or made and be in full force and effect on the date any such document is executed and delivered; and all governmental consents, licenses, permissions, approvals, registrations or authorizations or declarations of the country of registry of each vessel required (A) to enable it lawfully to enter into and perform its obligations under the Mortgages, (B) to ensure that its obligations thereunder are legal, valid and enforceable and (C) to make the Mortgages admissible in evidence in the country in which each Vessel is registered and the United States of America, will be obtained or made and be in full force and effect on the date any such Mortgage is executed and delivered;

                      (k) it has not taken any corporate action nor, to its knowledge, have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues;

                      (l) except as provided by applicable laws of bankruptcy, insolvency, liquidation or similar laws of general application, its obligations under this Acquisition Agreement, each of the other Loan Documents, and each of the Charter Documents rank and will rank at least pari passu in priority of payment, and as to security having the priority contemplated by the Loan Documents and in all other respects with all its respective other indebtedness;

                      (m) except for registration of the First Mortgage on each Vessel and the Second Mortgage on each Daewoo Vessel at the country of its registry (including any other Loan Document or Charter Document required by the laws of the country of its registry to be filed with the Mortgage), it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Acquisition Agreement, any of the other Loan Documents or any of the Charter Documents to which it is or will be a party in the United States of America or, to the best of its knowledge, elsewhere or that it be filed, recorded or enrolled with any governmental authority or agency in the United States of America or, to the best of its knowledge, elsewhere, that it be stamped with any stamp, registration or similar transaction tax in the United States of America or, to the best of its knowledge, elsewhere;

                      (n) the Transferee is a wholly owned Subsidiary of the Guarantor;

                      (o)  the Transferee does not maintain any Plans;

                      (p) none of the proceeds of the Loan will be used to purchase or carry margin stock within the meanings of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. The Transferee is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System;

                      (q) it is not an "investment company" or a company "controlled" by an "investment company" (as each of such terms is defined or used in the Investment
               Company Act of 1940, as amended);

                      (r)     each Vessel delivered will be duly
               documented in the name of the Transferee under the flag of the Republic of The Marshall Islands; and

                      (s)     each Vessel delivered will be in the
               absolute and unencumbered ownership of the Transferee except as contemplated by this Acquisition Agreement, the other Loan Documents and the Charter Documents.

                      (t) the Transferee is, and immediately after the relevant Lender advances its Commitment will be, Solvent.

SECTION 5.     Covenants.

               A. Affirmative Covenants. The Transferee covenants with each of the Lenders that it shall:

                      (a) do all that is necessary to maintain in full force and effect its corporate existence in good standing under the laws of its jurisdiction of incorporation and use its best efforts to obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the laws of its jurisdiction of incorporation and the United States of America and any other relevant jurisdiction to enable the Transferee to enter into and perform its obligations under the Loan Documents and the Charter Documents to which the Transferee is or will become a party and to ensure the legality, validity, enforceability or admissibility in evidence in the United States of America of the Loan Documents and the Charter Documents to which the Transferee is or will become a party and to comply with the terms of and to do all that is necessary to maintain in full force and effect all authorizations, approvals, licenses and consents required in or by the national laws of the Republic of The Marshall Islands to enable the Transferee to enter into and perform its obligations under the Mortgages and to ensure the legality, validity, enforceability and admissibility in evidence in such country of each Mortgage;

                      (b)  from time to time on the request of the
               Lenders, but at the expense of the Transferee, do all such acts and execute or procure the execution of all such assurances and documents as the Agent or the Syndicate Agent may reasonably consider necessary for giving full effect to the Loan Documents and the Charter Documents to which it is or will become a party or for more effectively subjecting the security interests under the Security Documents and Charter Documents to which it is or will be a party to the liens of such Security Documents or more effectively subject such security interests to the performance of the provisions thereof;

                      (c) promptly inform the Agent and the Syndicate Agent of the occurrence of any Incipient Default or an Event of Default and upon receipt of a written request from the Agent or the Syndicate Agent to do so, confirm to the Agent or the Syndicate Agent, as the case may be, that save as previously notified to the Agent or the Syndicate Agent, as the case may be, to the best of the knowledge of the Transferee, no Event of Default has occurred;

                      (d) if the Transferee's agent for service of process referred to in Section 10 shall for any reason cease to be validly appointed, ensure that another such agent is appointed (and ensure that such agent acknowledges such appointment to the Agent or Syndicate Agent, as the case may be) in a manner reasonably satisfactory to the Agent or the Syndicate Agent, as the case may be;

                      (e) the Transferee shall send to the Agent and the Syndicate Agent as soon as possible, (i) but in no event later than one hundred twenty (120) days after the end of each fiscal year, its accounts of all financial statements of the Transferee, such financial statements to be prepared in accordance with generally accepted United States of America accounting principles at such time consistently applied all certified as true and correct by a senior financial officer of the Transferee,
               (ii) as soon as the same is instituted (or, to the knowledge of the Transferee threatened), details of any litigation, arbitration or administrative proceedings against or involving it or the Vessels which if adversely determined would have a material adverse effect on the Transferee, or operation of the Vessels, (iv) together with the annual financial statements to be provided in accordance with clause (i) above a certificate of a financial officer of the Transferee that no Event of Default and Incipient Default has occurred and is continuing, and (v) from time to time, and on demand, such additional financial or other information relating to the Transferee and the Vessels as may be reasonably requested by the Agent or the Syndicate Agent;

              B.     Negative Covenants.

                      (1)    The Transferee shall not without prior
                              consent of the Agent and the Syndicate
                              Agent consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets, including but not limited to, by dividend (whether by one transaction or a series of transactions and whether related or not); provided, however, that it may consolidate or amalgamate with, or merge into, any other entity, or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets if the buyer, assignee or transferee corporation (the "Assignee") shall be a solvent corporation organized and existing under the laws of the United States of America or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the Agent and the Syndicate Agent, containing an assumption by the Assignee of the due and punctual performance and observance of all covenants and obligations of the Transferee hereunder and under the other Loan Documents and the Charter Documents to which it is or shall be a party, and confirming the accuracy of any representations and warranties made herein and in each such other Loan Document and Charter Document as of the dates herein or therein required with respect to such Assignee; and provided further, that immediately following such transaction, no Incipient Default or Event of Default shall have occurred and be continuing.

                      (2)    Except for the Charters, the Transferee
                              shall not charter any HDW Vessel or Daewoo
                              Vessel without the prior written approval of the Agent and the Syndicate Agent, respectively.
                      (3) The Transferee will not create or permit to subsist any lien on the whole or any part of its present or future assets except for liens permitted under Section 14 of the Mortgage.

                      (4) The Transferee shall not make or threaten to make any substantial changes in its business as presently conducted, namely that of a single purpose corporation owning any of the HDW or Daewoo Vessels and chartering such Vessels to the Transferor, and the Transferee shall not form any subsidiaries.

                      (5) The Transferee will not create, incur, assume or allow to exist any Financial Indebtedness, nor enter into any financing lease or undertake any material capital commitment (including but not limited to the purchase of any capital asset), except as contemplated hereby.

                      (6) The Transferee will not make any loan or advance or extend credit to any Person or issue or enter into any guarantee or indemnity or otherwise become directly or contingently liable for the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or any other investment in, any Person, firm or corporation. The Transferee will not issue any capital stock or any options, warrants or other rights with respect to, or securities convertible into, its capital stock, except to the Guarantor.

                      (7)     The Transferee will not acquire any
                              equity, share capital, assets or
                              obligations of any corporation or other
                              entity, except as contemplated hereby, and it will not permit any of its voting shares or capital stock to be held by any party other than the Guarantor.

                      (8) Without the consent of the Agent in the case of the HDW Vessels and the Syndicate Agent in the case of the Daewoo Vessels, the Transferee will not amend, repeal or modify, its Articles of Incorporation or other similar documents relating to the governance of the Transferee.
SECTION 6.     Notices.

               Notices required or permitted by the terms of this Acquisition Agreement or any other Loan Document or Charter Document shall be made in accordance with Section 15.04 of the Loan Agreement.

SECTION 7.     Counterparts.

               This agreement may be executed in separate counterparts, each of which, when executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 8.     Modification.

               Neither this Acquisition Agreement nor any of its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

               So long as any Vessel is subject to a Mortgage, neither this Acquisition Agreement nor any of its terms as the same relate to that Vessel may be terminated, amended, supplemented, waived or modified without the prior written consent of KfW or the Syndicate Agent or the Syndicate, as the case may be.

SECTION 9.     Successors and Assigns.

               The terms of this Acquisition Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto, and their respective successors and assigns.

SECTION 10.    Governing Law.

       This Acquisition Agreement shall be construed and enforced in accordance with and governed by the applicable law of the State of New York (other than the law of the State of New York governing choice of law), and the Transferee hereby submits itself to New York jurisdiction and agrees to observe and perform the agreements and covenants and shall have the rights contained in Section 15.08 of the Loan Agreement to the same extent and under the same terms and conditions so provided in said
Section 15.08.

SECTION 11.    Assignment.

               The rights of any Party hereunder may not be assigned, whether by operation of law or otherwise, except to the extent permitted by Sections 5.B.(1) of this Acquisition Agreement and Section 10 of the Loan Agreement, without the consent of the other parties hereto.
SECTION 12.    Severability.

               If any provision hereof is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, and of such provisions in other jurisdictions, shall not be affected or impaired thereby.

SECTION 13.    Table of Contents; Headings.

               The Table of Contents and the headings of the Sections herein are for convenience only and shall not affect the construction or meaning of any provision of this Acquisition Agreement.


            [THE REST OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]
               IN WITNESS WHEREOF, the parties have caused this Acquisition Agreement to be duly executed by their respective officers as of the day and year first above written.


                                     KREDITANSTALT FUR WIEDERAUFBAU

                                     /s/
                                     By:
                                     Title:

                                     COMMERZBANK AG, HAMBURG

                                     /s/
                                     By:
                                     Title:

                                     /s/
                                     By:
                                     Title:

                                     COMMERZBANK AG (KIEL BRANCH)

                                     /s/
                                     By:
                                     Title:

                                     /s/
                                     By:
                                     Title:

                                     DRESDNER BANK AG in HAMBURG

                                     /s/
                                     By:
                                     Title:

                                     /s/
                                     By:
                                     Title:

                                     VEREINS- und WESTBANK AG

                                     /s/
                                     By:
                                     Title:


                                     /s/
                                     By:
                                     Title:
                                     DEUTSCHE SCHIFFSBANK AG

                                     /s/
                                     By:
                                     Title:

                                     NORDDEUTSCHE LANDESBANK -
GIROZENTRALE

                                     /s/
                                     By:
                                     Title:

                                     /s/
                                     By:
                                     Title:

                                     DEUTSCHE VERKEHRS-BANK AG

                                     /s/
                                     By:
                                     Title:

                                     /s/
                                     By:
                                     Title:

                                     BANQUE INTERNATIONALE A LUXEMBOURG
S.A.

                                     /s/
                                     By:
                                     Title:

                                     AMERICAN PRESIDENT LINES, LTD.

                                     /s/
                                     By:
                                     Title:

                                     APL NEWBUILDINGS, LTD.

                                     /s/
                                     By:
                                     Title:
TO THE EXTENT THAT THIS BAREBOAT CHARTER PARTY CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS BAREBOAT CHARTER PARTY MAY BE CREATED OR PERFECTED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL EXECUTED COUNTERPART CONTAINING THE ACKNOWLEDGEMENT THEREOF EXECUTED BY [KREDITANSTALT FUR WIEDERAUFBAU AS AGENT] [COMMERZBANK AG AS SYNDICATE AGENT] ON THE SIGNATURE PAGE THEREOF.


                                    EXHIBIT A

                             FORM OF [HDW] [DAEWOO]
                             BAREBOAT CHARTER PARTY


               THIS BAREBOAT CHARTER PARTY (the "Charter") dated this
___ day of ______________, 19   , between ______________________, a
corporation organized and existing under the laws of _________ (hereinafter "Owner") and American President Lines, Ltd., a corporation organized and existing under the laws of Delaware (hereinafter called "Charterer" or "APL").


                              W I T N E S S E T H:


               WHEREAS, APL has heretofore entered into that certain Loan Agreement dated ________, 1994 (the "Loan Agreement"), by and among APL, as Borrower, Kreditanstalt fur Wiederaufbau ("KfW"), Commerzbank AG (Hamburg) (the "Syndicate Agent"), and the banks listed on Schedule ___ thereto (each, a "Syndicate Member" and, collectively, the "Syndicate"), as Lenders, with respect to the purchase financing of six (6) container vessels, including the Vessel described below, and American President Companies, Ltd. ("APC") has heretofore entered into that certain
Guarantee dated ________, 199   (the "Guarantee"), relating to Owner's
obligations under the Loan Agreement as established pursuant to the below-defined Acquisition Agreement;

               WHEREAS, the date hereof is the Delivery Date of the below-described Vessel pursuant to the Loan Agreement;

               WHEREAS, as contemplated by Section 7(k) of the Loan Agreement, APL has entered into that certain Agreement to Acquire and Charter (the "Acquisition Agreement") among Owner and the parties to the Loan Agreement, pursuant to which APL has transferred to Owner, and Owner has accepted title to, and is currently the disponent owner of, the Republic of The Marshall Islands flag vessel PRESIDENT ______________, Official Number _________ (the "Vessel") which term shall include all the boilers, engines, machinery, bowsprits, masts, spars, sails, riggings, boats, anchors, cables, apparel, furniture, fittings, equipment and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not on board, and all additions, improvements and replacements hereafter made in and to the Vessel, or any part thereof, or in or to the appurtenances and equipment aforesaid, but shall exclude leased equipment), and Owner has undertaken all of the payment and certain of the performance obligations relating to Vessel Indebtedness in respect of the Vessel under the Loan Agreement, as Borrower (as such term is defined in the Loan Agreement) (the "Owner Obligations");

               WHEREAS, pursuant to the Acquisition Agreement, APL is permitted, at its option, to transfer to Owner, and Owner has agreed upon the exercise of such option by APL, to accept title to any or all of the other [HDW] [Daewoo] Vessels (each of such other [HDW] [Daewoo] Vessels which is so transferred, together with the above-referenced Vessel, referred to individually herein as a "Vessel" and collectively as the "Vessels"), on their respective Delivery Dates pursuant to the Loan Agreement;

               WHEREAS, Owner has simultaneously herewith entered into a First Mortgage on the Vessel in favor of [KfW] [the Syndicate Agent or the Syndicate Members] (the "Vessel Lender") [and has also entered into a Second Mortgage on the Vessel in favor of KfW], in substantially the form of the First Mortgage set forth in Appendix B-1 [and Appendix B-2, respectively] to the Loan Agreement as security for the Owner Obligations in respect of the Vessel, and all other Loans made under the [Daewoo Tranche] [HDW Tranche] (as such term is defined in the Loan Agreement) (individually, a "Mortgage" and collectively, the "Mortgages");

               WHEREAS, as contemplated by Section 9.02(h) of the Loan Agreement and by the Acquisition Agreement, as a condition to the transfer of the Vessel and any other Vessels pursuant to the Acquisition Agreement, Owner has agreed to let and demise the Vessel and Charterer has agreed to hire the Vessel from Owner, on the terms and conditions set forth in this Charter, such charter of the Vessel to be effective upon the execution and delivery of this Charter;

               WHEREAS, as further contemplated by the Acquisition Agreement, as further conditions to the transfer of the Vessel and the other Vessels pursuant to the Acquisition Agreement simultaneously herewith Owner is entering into the Charter Assignment relating to the Charter in favor of the Vessel Lender [and the Second Charter Assignment in favor of [KfW], and Charterer is consenting to such Charter Assignment [and such Second Charter Assignment] pursuant to this Charter; and

               WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement and the Acquisition Agreement.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the receipt and adequacy of which is hereby acknowledged, Owner and Charterer hereby agree as follows:

       1.  REPRESENTATIONS OF CHARTERER.

               (a) Charterer is a corporation duly organized and validly existing in good standing under the laws of Delaware with full corporate power and authority to conduct its business as the same is presently conducted.

               (b) Charterer has legal power and authority to enter into and carry out the terms of this Charter.

               (c) This Charter has been duly authorized by all necessary action, corporate or other, on the part of Charterer, and this Charter constitutes, and upon due execution and delivery by Charterer, the Charter will constitute, in accordance with its respective terms, a legal, valid and binding instrument enforceable against Charterer, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time-to-time in effect.

               (d) Except as previously disclosed to Owner, the Agent and the Syndicate Agent in writing, there are no actions, suits or proceedings pending or, to Charterer's knowledge, threatened against Charterer, or any of its properties affecting the Charter or the transactions contemplated thereby which would, if adversely determined, materially and adversely affect the performance of Charterer of its obligations hereunder.

               (e) The consummation of the transactions contemplated by, and compliance by Charterer with all the terms and provisions of, the Charter will not violate any provisions of the Certificate of Incorporation or bylaws of Charterer and will not result in a breach of the terms and provisions of, or constitute a default under, any other agreement or undertaking by Charterer or by which it or any of its property is bound or any order of any court or administrative agency entered in any proceedings binding on Charterer, or violate any applicable statute, rule or regulation.

               (f) Charterer is not in default and no condition exists which with notice or lapse of time or both would constitute a default by Charterer, in any respect which would materially and adversely affect the ability of Charterer to perform its obligations under this Charter, under any mortgage, loan agreement, deed of trust, indenture or other agreement with respect thereto or evidence of indebtedness to which it is a party or by which it is bound, and is not in violation of or in default, in any respect which would materially and adversely affect the ability of Charterer to perform its obligations under this Charter, under any order, writ, judgment or decree of any court, arbitrator or governmental authority, commission, board, agency or instrumentality, domestic or foreign.

               (g) Charterer has more than one place of business and the location of the place of business which is its chief executive office is 1111 Broadway, Oakland, California 94607.

               (h) All taxes (other than taxes based on or measured by income and withholding taxes), liability for the payment of which has been incurred by Charterer as such in connection with the execution, delivery and performance by it of the Charter, have been paid (or provided for in its accounts if not payable) on or prior to the delivery date of the Vessel.

               (i) All consents, licenses, permissions, approvals, registrations or authorizations or declarations required by United States of America federal, state and local governments and the government of the jurisdiction of incorporation of Charterer and any applicable foreign jurisdiction (1) to enable it lawfully to enter into and perform its respective obligations under this Charter, (2) to ensure that its obligations hereunder are legal, valid and enforceable, and (3) to make this Charter admissible in evidence in the United States of America and such country of Charterer's incorporation have been obtained or made and are in full force and effect.

               (j) It has not taken any corporate action nor to its knowledge has any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its respective assets and revenues.

       2.  PERIOD OF CHARTER AND BASIS OF CHARTER HIRE.

               (a) Owner agrees to charter and Charterer agrees to hire the Vessel delivered hereunder on the terms and conditions herein set forth for a period from the date hereof with respect to the Vessel, until payment in full on the due date of the final installment of principal and interest with respect to the Subportion relating to the Vessel pursuant to Section 5 of the Loan Agreement (together with all other amounts relating to such Subportion payable in accordance with the terms of the Loan Agreement, unless earlier terminated in accordance with the terms hereof upon payment of all such principal and interest and such other amounts (said period with respect to each Vessel hereinafter referred to as its "Charter Period").

               (b)  Subject to the provisions of Section 24(b)(i)
hereof, Charter hire ("Charter Hire") shall be paid by Charterer to
Owner in amount of (i) principal and interest due with respect to the Subportion relating to the Vessel from the Borrower to the Agent pursuant to Sections 3, 4, 5, 6 and 12 of the Loan Agreement, and the
related [HDW] [Daewoo] Notes issued by Owner pursuant to Section 4 of the Loan Agreement, at the times and places, in the manner and to the parties set forth in said sections and such Notes, [including without
limitation the provisions of Section 3.05(a) with respect to *              ]3,
Section 3.08 with respect to default interest, Section 5.03 with respect to
* , and Section 5.04 with respect to prepayment and (ii) all indemnity payments required under Section 11 of the Loan Agreement when due and payable. Upon payment in full (upon maturity or through prepayment pursuant to Section 5.04 of the Loan Agreement), of all such amounts with respect to any Subportion, together with any Supplemental
Charter Hire required to be paid with respect thereto pursuant to clause
(d) of this Section 2, this Charter shall terminate with respect to the Vessel.
               (c) This Charter may not be cancelled or terminated, except in accordance with the expressed provisions hereof, for any reason whatsoever and Charterer shall have no right to be relieved or discharged from obligation or liability under this Charter except as otherwise expressly provided herein for any reason whatsoever.
Charterer hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it by statute or otherwise, to terminate, cancel, quit or surrender this Charter except as otherwise expressly provided herein. Charterer acknowledges and agrees that its obligation to pay all Charter
Hire and Supplemental Charter Hire pursuant to this Section 2 and all other amounts payable on behalf of Owner to [the Agent] [the Syndicate
Agent] and the [Holders of the Daewoo Notes] pursuant to the terms of this Charter shall be absolute and unconditional under any and all circumstances, shall not be subject to any counterclaim, set-off, deduction, abatement or defense based upon any claim Charterer may have against Owner, the Agent, the Syndicate Agent or any other Lender or any other Person whatsoever, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way effected by any circumstance or condition (whether or not Charterer shall have knowledge or notice thereof), including, without limitation:
(i) any amendment or modification of this Charter, the Loan Agreement, any agreements relating to any thereof or any other instrument or agreement applicable to the Vessel or any part thereof or any assignment or transfer of any thereof or any furnishing or acceptance of additional security, or any release of any security, or any failure or inability to perfect any security; (ii) any failure on the part of the Owner to perform or comply with any term of this Charter or any failure on the part of the Agent, the Syndicate Agent or any other Lender to perform or comply with the terms of the Loan Agreement or any other instrument agreement applicable thereto; (iii) any waiver, consent, change, extension, indulgence or other action or inaction under or in respect to this Charter or any other such instrument or agreement, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement; (iv) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Owner, the Agent, the Syndicate Agent, the Guarantor, any Lender or any affiliate of any of them, or their respective properties or creditors, or any action taken by any court, trustee, receiver or liquidating agent in any such proceeding, including, without limitation, any termination or rejection of this Charter or any assignment of either thereof by any court, trustee, receiver or liquidating agent of Charterer or Owner or of any of their respective properties in any such proceeding; (v) limitation on the liability or obligations of Charterer under this Charter or any termination, or cancellation (except as expressly provided in this Charter), frustration, invalidity, irregularity or unenforceability, in whole or in part, of this Charter or any term hereof or any lack of power or authority of Charterer or Owner to enter into this Charter;
(vi) any assignment or other transfer of this Charter by Owner (whether pursuant to Section 30 hereof or otherwise) or any lien, charge or encumbrance, from whatever source arising, on or affecting Charterer's estate in, or any subchartering of, all or any part of the Vessel
(whether or not pursuant to the express provisions of this Charter or otherwise); (vii) any damage to, or loss, destruction, requisition, seizure, forfeiture or marshal's or other sale of, the Vessel or any exercise of rights with respect to the Vessel under the Mortgage[s];
(viii) any libel, attachment, levy, detention, sequestration or taking into custody of the Vessel, or any interruption or prevention of or restriction on or interference with the use or possession of the Vessel;
(ix) any title defect or encumbrance or any dispossession from the Vessel by title paramount or otherwise; (x) any act, omission, misrepresentation or breach on the part of Owner under this Charter or any other agreement at any time existing between Owner and Charterer, or under any statute, law or governmental regulation; (xi) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a charterer and irrespective of any other circumstance which might otherwise limit the recourse against Charterer; (xii) any defect in the seaworthiness, condition, design, operation or fitness for use of the Vessel or the ineligibility of the Vessel for any particular trade; or (xiii) any other occurrence or condition whatsoever, foreseen or unforeseen, whether similar or dissimilar to the foregoing, now existing or hereafter occurring.

               Even though Charterer shall be deprived of or limited in the use of the Vessel in any respect or for any length of time, whether or not by reason of some act, omission or breach on the part of Owner, Charterer or any other party, whether or not resulting from accident and whether or not without fault on the part of Charterer, Charterer will continue to make all payments required of Charterer by the terms of this Charter, whether for Charter Hire, Supplemental Charter Hire or otherwise, without interruption or abatement, unless and until this Charter shall have terminated with respect to the Vessel in accordance with the express provisions hereof. If, for any reason whatsoever, this Charter shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Charterer nonetheless agrees to pay an amount equal to each payment of Charter Hire, Supplemental Charter Hire or other amounts, at the time such payment would have become due and payable in accordance with the terms hereof had this Charter not been terminated in whole or in part.

               Nothing contained in this clause (c) shall be construed to be a waiver, modification, alteration or release of any claims which Charterer may have at any time during the Charter Period or subsequent thereto for damages or equitable relief, for breach by Owner or APL of any provisions in any of the Charter Documents or the Loan Documents, or by the Vessel Lender of any provisions in any of the Loan Documents, or for any loss due to any acts taken by any of the parties hereto or thereto.

               (d) As supplemental charter hire ("Supplemental Charter Hire"), Charterer shall pay as and when due any and all amounts (other than principal and interest on the [HDW] [Daewoo] Notes, including interest at the Default Interest Rate) payable by Owner pursuant to the Loan Agreement with respect to the Subportion relating to each Vessel, at the times and places, and in the manner and to the parties set forth in such agreements.

       3.  DELIVERY AND ACCEPTANCE.

               Owner hereby lets, demises and delivers the Vessel to Charterer and Charterer hereby accepts delivery of the Vessel, pursuant to the terms of this Charter. IT IS AGREED THAT OWNER MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESSED OR IMPLIED, AS TO TITLE TO, AS TO THE DESIGN, CONDITION, MERCHANTABILITY OR SEAWORTHINESS OF, AS TO THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN OR AS TO THE CONSUMABLE STORES ON BOARD THE VESSEL, OR AS TO THE FITNESS OF THE VESSEL FOR ANY PARTICULAR PURPOSE OR AS TO THE ELIGIBILITY OF THE VESSEL FOR ANY PARTICULAR TRADE, OR ANY OTHER WARRANTY OR REPRESENTATION WHATSOEVER.

       4.  REDELIVERY.

               At the expiration of its Charter Period, the Vessel (unless lost) shall be redelivered by Charterer to Owner at the end of the voyage then in progress at a safe berth to be selected by Owner at a port to be designated by Owner or another mutually agreed port.

       5.  OPERATING LIMITS.

               Charterer shall have the full use of the Vessel, and may operate the Vessel throughout the world, for the carriage of any lawful cargoes in any lawful trade on voyages for which the Vessel is suitable and for which insurance is procured by Charterer and in effect prior to entering such trades. All necessary insurance required for the trades in which the Vessel is engaged will be procured by Charterer pursuant to
Section 17 hereof and paid for by Charterer.

       6.  CONDITION OF VESSEL ON DELIVERY.

               (a) The Vessel, upon its delivery hereunder, shall be documented under the laws of the Republic of The Marshall Islands. No change will be made in the registry of the Vessel without the approval of Owner and compliance by Owner with the terms of Section (20)(b) of the applicable [Mortgage] [Mortgages].

               (b) On its delivery, the Vessel is classed _________. On its delivery, the Vessel shall be in good running order and repair, and will be, insofar as due diligence shall make it so, strong and well and sufficiently tackled, apparelled, furnished, equipped and in good operating condition, ordinary wear and tear and depreciation excepted.
               (c) By its acceptance of delivery of the Vessel, Charterer acknowledges that the Vessel is in all respects satisfactory to Charterer and such delivery shall constitute full performance by Owner of all of Owner's obligations hereunder, relating to the condition of the Vessel, required to be performed by Owner prior to the delivery.

       7.  INSPECTIONS.

               (a) Owner and Charterer shall agree on a single surveyor appointed for the purpose of determining and stating in writing the condition of the Vessel at the time of redelivery. If not less than ten
(10) days prior to redelivery, Owner and Charterer shall fail to have agreed on the surveyor to be appointed for such purpose, either party may request The American Bureau of Shipping, New York, to make such appointment, and the surveyor so appointed shall perform such survey. The expense of the aforesaid surveyor shall be shared equally by Owner and Charterer. Owner and Charterer may have their own representative in attendance at all surveys.

               (b) Prior to redelivery of the Vessel, the auxiliary machinery, generators, main propulsion units and boilers may be opened for inspection only by mutual agreement between Owner and Charterer, in which event any damage disclosed shall be repaired as may be required prior to redelivery. The expense of repair shall be paid by Charterer. If no repairs are found necessary as a result of opening said machinery, the cost of opening will be borne by the party requesting the opening.

       8.  MAINTENANCE AND CLASSIFICATION.

               Charterer shall be charged with full responsibility for maintenance and repair of the Vessel throughout the Charter Period and shall at all times, without expense to Owner, maintain and preserve the Vessel in good running order and repair, so that the Vessel shall be, insofar as due diligence can make it so, strong and well and sufficiently tackled, apparelled, furnished, equipped and supplied and in every respect seaworthy and good operating condition, ordinary wear and tear excepted. Furthermore, Charterer shall maintain the Vessel so as to enable it to the highest classification and rating of The American Bureau of Shipping for vessels of the same age and type. On redelivery, any outstanding requirements shall be taken care of by Charterer, or as Charterer may otherwise mutually agree with Owner in respect thereto. Owner will authorize The American Bureau of Shipping to release all records to Charterer relating to the Vessel.


       9.  INVENTORY.

               A complete inventory of the Vessel's entire outfit, equipment, furniture, furnishings, appliances, spare and replacement parts whether owned, pooled or shared with other operators, and of all unbroached consumable stores and slop chest is warranted by Owner at delivery. An inventory shall be taken and mutually agreed upon by representatives of Charterer and Owner at the time of redelivery. The cost of taking such inventory shall be borne equally by Charterer and Owner. Charterer shall pay all shortfalls from the delivery inventory at the current market prices at the port of redelivery, except as may be otherwise mutually agreed.

       10.  FUEL AND LUBRICANTS.

               Charterer shall accept and pay for all fuel and lubricants in storage tanks on board at the time of the Vessel's delivery hereunder and, correspondingly, Owner shall accept and pay for all such fuel and lubricants in storage tanks left on board at the time of redelivery. Each shall pay for fuel and lubricants in storage tanks at the last invoiced price paid therefor.

       11.  USE OF EQUIPMENT.

               (a) Charterer shall have the use of the Vessel and its outfit, equipment (including cabin, crew, galley and container lashing equipment), furniture, furnishings, appliances, spare and replacement parts on board the Vessel or ashore as available and shown in the inventory at delivery under this Charter, and Charterer shall at all times, and at its own expense, comply with and discharge Owner's obligations, and shall be entitled to all the benefits and rights of Owner, under Section (25)(a) of the [Mortgage] [Mortgages] as to maintenance of the Vessel and its classification and compliance with all applicable laws, treaties, conventions, rules and regulations of [state/country of flag], all in accordance with the terms of said Section (25)(a).

               (b) Charterer furnished outfit, equipment (including cabin, crew, galley and container lashing equipment), furniture, furnishings, appliances, spare and replacement parts on board the Vessel and not shown in the inventory or supplemental inventories as Owner furnished at the time of delivery shall remain the property of Charterer, and Charterer at the time of redelivery shall have the right to remove such items or at its option may leave such items on board the Vessel. All items left aboard the Vessel at the termination of the Charter with respect to the Vessel shall be deemed abandoned to Owner.

               (c) Charterer shall be at liberty to fit any additional equipment required for the services of Charterer, beyond what is on board at commencement of Charter with respect to the Vessel, such work to be done at its time and expense, and such equipment to be considered its property, and Charterer shall be at liberty to remove such equipment at its time and expense during or prior to the expiry of this Charter with respect to the Vessel; provided that such removal shall in no way significantly alter the condition of the Vessel at the time of its redelivery to Owner. All additional equipment left aboard the Vessel at the termination of the Charter shall be deemed abandoned to Owner. Charterer shall make no substantial change in the structure, type or speed of the Vessel or change its rig without first obtaining the written approval of Owner and the Vessel Lender; provided, however, that no such approval need be obtained in respect of any change which shall be necessary to comply with the requirements of the United States Coast Guard, [state/country of flag], or The American Bureau of Shipping in order to entitle the Vessel to the classification and rating required above.

       12.  WARRANTY CLAIMS.

               Charterer has retained, and not assigned to Owner, its rights under the [HDW] [Daewoo] Shipbuilding Agreement with respect to the Vessel with [Howaldtswerke-Deutsche Werft AG] [Daewoo Shipbuilding & Heavy Machinery Ltd.] (the "Shipyard") relating to the condition and performance of the Vessel, including its replacement and repair warranty rights under said contract, and its rights with respect to the standby letter of credit relating to such warranty rights, and it is agreed that:

               (a) Charterer may negotiate and process all warranty claims directly with the Shipyard and shall provide Owner with prior notice of all warranty claims whenever reasonably practicable;

               (b) Owner will cooperate with Charterer in processing all Vessel warranty claims against the Shipyard if requested by Charterer; and

               (c) All fees and expenses incurred to prosecute or litigate Vessel warranty claims against the Shipyard shall be borne by Charterer.

       13.  OWNER AND VESSEL LENDER INSPECTIONS.

               Charterer shall at all reasonable times afford Owner and the Vessel Lender, or their respective authorized representatives, full and complete access to the Vessel for the purpose of inspecting or surveying the same and its papers and, at the request and expense of Owner or the Vessel Lender, Charterer shall deliver for inspection by such requesting party copies of any and all contracts and documents relating to the Vessel, whether on board or not on board.

       14.  LAY-UP.

               Notwithstanding anything to the contrary in this Charter, Charterer may at any time during the period of this Charter, lay-up the Vessel at a safe place so long as permitted by the applicable Mortgage in which case Charterer's obligations under this Charter shall include, during the period of lay-up, taking the customary precautions for the maintenance and safety of the Vessel and of paying, in addition to all other amounts required under this Charter, all other expenses attributable to such precautions and to the laying-up of the Vessel.

       15.  CHARTERER TO MAN.

               During the period of this Charter, Charterer shall at its expense, and by its own procurement, man, victual, navigate, operate, supply, and fuel the Vessel and shall pay all charges and expenses of every kind and nature whatsoever incident to the use and operation of the Vessel under this Charter.

       16.  CONDITION ON REDELIVERY OF VESSEL.

               (a) The Vessel shall be redelivered to Owner (unless lost) pursuant to the terms of this Charter in all respects in the same condition of operation and repair as when delivered, except as otherwise provided herein or mutually agreed, ordinary wear and tear not affecting class excepted. Unless otherwise agreed between the parties and, except as provided in paragraph (b) of this Section 16, Charterer shall repair all damages to the Vessel occurring during the Charter Period, and shall replace all lost, worn out or otherwise non-operating items, to the extent necessary to put each Vessel in all respects in the same condition of operation and repair as when delivered, ordinary wear and tear not affecting class excepted. If, at the time of redelivery, repairs, renewals, replacements or other obligations for which Charterer is liable remain to be accomplished and it is mutually agreed between the parties that such items need not be accomplished before redelivery, Charterer shall pay the agreed upon cost of such items. At the redelivery survey provided for in Section 7 hereof, the surveyor representing both Charterer and Owner shall determine and state the repairs or work necessary to place the Vessel on the date of redelivery in the condition and class required in this Charter, which statement shall include all repairs or work required by outstanding classification requirements of The American Bureau of Shipping or marine inspection requirements of the United States Coast Guard, if applicable, in effect with respect to the Vessel as of the date of the redelivery to place it in such condition.

               (b) Owner agrees that upon the redelivery Charterer shall have no obligation to renew or repair the Vessel's cell guides, which shall be returned in "as is, where is" condition.

       17.  RISK OF LOSS, INSURANCE.

               Charterer hereby assumes all of the risks and liability resulting from or arising out of Charterer's possession, use, operation or storage of the Vessel, and Charterer shall at all times, at its own expense, comply with and discharge Owner's obligations under Section
(29) of the [Mortgage] [Mortgages] as to the maintenance of insurance on the Vessel, and shall be entitled to all the benefits and rights of Owner under said section, during the Charter Period (and shall, along with Owner and the Vessel Lender, be named as an assured, additional assured, and loss payee, as applicable), all in accordance with the provisions of said section. In any case where Charterer shall be obligated to give notice to the Vessel Lender pursuant to this Section 17, Charterer shall also give simultaneous notice to Owner.

       18.  ACTUAL OR CONSTRUCTIVE TOTAL LOSS.

               If an Event of Loss shall occur, Charterer shall (i) give prompt written notice thereof to Owner and the Vessel Lender, (ii) deposit with the Vessel Lender for the account of Owner, on or before the Redemption Date, all amounts required to be paid by Owner to the Vessel Lender on such date pursuant to Section 5.04(b)(ii) of the Loan Agreement, (iii) pay to Owner any insurance proceeds or other compensation, in excess of its payment obligations pursuant to subclause
(ii) hereof, and (iv) be entitled to the credit referred to in Section 5.04(b)(iii) with respect to its payment obligations pursuant to subclause (ii) hereof. Upon Charterer's payment pursuant to subclause
(ii) hereof (to the extent modified by subclause (iv) hereof), this Charter shall terminate.

       19.  BILLS OF LADING.

               Charterer shall utilize its customary contracts of affreightment, including its long form and short form bills of lading, the standard form of Military Sealift Command Shipping Agreement, and cargo charter parties all of which foregoing documents shall include Clause Paramount, Liberties Clause, General Average Clause, New Jason Clause, and Both-to-Blame Collision Clause.

       20.  GENERAL AND PARTICULAR AVERAGE.

               Average adjusters, appointed by Charterer from a list of adjusters satisfactory to Owner, shall attend to the settlement and collection of both general and particular average losses subject to the customary charges. Charterer agrees to assist the adjuster in preparing the average statement and to take all other possible measures to protect the interests of the Vessel and Owner.

       21.  SALVAGE.

               All earned salvage will be for Charterer's account.
       22.  LIENS.

               (a) Neither Charterer nor the Master of the Vessel nor any other Person shall have the right, power, or authority to create, incur or permit to be placed upon the Vessel any liens whatsoever other than those permitted by Section 14 of the Mortgage, and shall hold harmless and indemnify Owner and the Vessel Lender against the claims and demands of all Persons whomsoever arising as a result of any mortgage, security interest, lien or charge whatsoever on the Vessel, except that such undertaking by Charterer shall not apply to the lien of the [Mortgage] [Mortgages].

               (b) Charterer shall at all times, at its own cost and expense, comply with and discharge Owner's obligations under Sections
(15), (16) and (22) of the [Mortgage] [Mortgages] with respect to the release and discharge of any lien or levy against the Vessel, and shall give notice to Owner if it shall be required to give notice to the Vessel Lender pursuant to said Section (16).

               (c) Charterer agrees to carry a properly certified copy of this Charter and the [Mortgage] [Mortgages] with the ship's papers on board the Vessel, and agrees to exhibit the same to any person having business with such Vessel and to any representative of the Vessel Lender, and agrees also to exhibit the same to any representative of Owner on demand.

               (d) Charterer further agrees to fasten in the Vessel in a prominent place, and to maintain during the Charter Period a framed printed or typewritten notice in plain type and which shall cover a space of not less than six (6) inches wide by nine (9) inches high (or of such other dimensions as may be required by law) reading substantially as follows:

                     "NOTICE OF FIRST [AND SECOND] PREFERRED
                          SHIP MORTGAGE[S] AND CHARTER

       THIS VESSEL IS OWNED BY APL NEWBUILDINGS, LTD., A NEVADA CORPORATION (THE "SHIPOWNER"), AND IS CHARTERED BY AMERICAN PRESIDENT LINES, LTD., A DELAWARE CORPORATION, AND IS COVERED BY A FIRST PREFERRED SHIP MORTGAGE IN FAVOR OF [KREDITANSTALT FUR WIEDERAUFBAU] [SYNDICATE AGENT OR SYNDICATE MEMBERS] [AND A SECOND PREFERRED SHIP MORTGAGE IN FAVOR OF KREDITANSTALT FUR WIEDERAUFBAU], UNDER AUTHORITY OF THE REPUBLIC OF THE MARSHALL ISLANDS. UNDER THE TERMS OF SAID MORTGAGE[S] AND CHARTER, NEITHER THE SHIPOWNER, ANY CHARTERER, THE MASTER OF THE VESSEL NOR ANY OTHER PERSON, HAS ANY RIGHT, POWER OR AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED OR IMPOSED UPON THIS VESSEL ANY LIEN WHATSOEVER OTHER THAN THE LIEN OF SAID MORTGAGE[S] AND LIENS FOR WAGES OF A STEVEDORE WHEN EMPLOYED DIRECTLY BY THE SHIPOWNER, OPERATOR, MASTER, OR ANY AGENT OF THE VESSEL, FOR CREW'S WAGES, FOR GENERAL AVERAGE, FOR SALVAGE, AND, TO THE EXTENT SUBORDINATE TO THE LIEN OF SAID MORTGAGE[S], FOR CERTAIN LIENS INCIDENT TO CURRENT OPERATIONS OR FOR REPAIRS OR CHANGES PERMITTED BY THE MORTGAGE[S]."
       23.  TRANSFER OF ASSIGNMENT.

               Charterer shall not, without Owner's and the Vessel Lender's prior written consent, sell, demise, charter, transfer, or assign this Charter or any interest therein, or, without such consent, make any arrangement whereby the maintenance, management, or operation of the Vessel is to be performed by any other person, except with respect to requisition or other governmental taking, and except that Charterer may subcharter the Vessel on a time basis as long as Charterer shall, at its own cost and expense, comply with Section 9.02(b) of the Loan Agreement; provided that, notwithstanding such subcharter, Charterer remains fully liable for all of its obligations under the Charter Documents. Charterer shall have the right to voyage charter the Vessel, or to arrange for space or slot charters of a portion of the Vessel in connection with Charterer's normal liner service.

       24.  EVENTS OF DEFAULT AND REMEDIES.

               (a) The following shall constitute an event of default under this Charter (hereinafter called a "Event of Default"):

               (i) An Event of Default shall have occurred under the Loan Agreement or [the Mortgage] [or the Second Mortgage]; or
               (ii) Charterer's failure to duly and punctually observe and perform any of the covenants of Charterer herein and the continuance of such failure for thirty (30) days after written notice thereof from Owner to Charterer; or

               (iii) Any representation or warranty made by or on behalf of Charterer in this Charter or in any of the Charter Documents, or by Charterer in any certificate, statement or other document issued by or on behalf of Charterer pursuant to this Charter shall prove to have been incorrect or misleading in any material respect when made or deemed made; or

               (iv) Any license, authorization, consent or approval at any time necessary to enable Charterer to comply with its obligations under this Charter and/or any of the Charter Documents with respect to the Vessel is revoked or not granted or fails to remain in full force and effect for a period of thirty (30) days after notice thereof from the Vessel Lender.

               (b) If an Event of Default shall have occurred and be continuing:

               (i) If the Vessel Lender shall have declared or shall have been deemed to have declared the whole or any part of the outstanding principal amount of the [HDW] [Daewoo] Notes to be immediately due and payable by Owner pursuant to Section 12.01 of the Loan Agreement and Section (31) of the Mortgage[s], Charterer shall be immediately obligated to pay Charter Hire in an amount equal to such principal amount and interest thereon and interest thereafter on overdue principal at the Default Interest Rate;

               (ii) Upon such declaration or deemed declaration of acceleration pursuant to clause (i) hereof, Owner may:

                      (A) Institute and prosecute any judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any or all sums due, or declared due, with respect to Charter Hire and with respect to any Supplemental Charter Hire due, with the right to enforce payment of said sums against any assets of Charterer;

                      (B) Owner may take possession of the Vessel, with or without legal proceedings, at any place where the Vessel may be found (and Charterer shall forthwith surrender possession of the Vessel to Owner on demand); and

                      (C) Owner may terminate Charterer's rights under this Charter.

               (c) In case there shall be pending proceedings for the bankruptcy or for the reorganization of Charterer under any applicable law or in connection with the insolvency of Charterer or in case a receiver or trustee shall have been appointed for its property or its creditors, Owner or the Vessel Lender as assignee of the Owner, irrespective of whether Charter Hire shall then be due and payable as herein expressed or by declaration of acceleration or otherwise, shall be entitled and empowered to intervene in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of Charter Hire or Supplemental Charter Hire owing and unpaid, and to file such other papers or documents as may be necessary or advisable in order to have the claims of Owner allowed in any judicial proceeding relative to Charterer, its creditors, or its property, and to collect and receive any money or other property payable or deliverable on any such claims, and to have the same applied pursuant to Section 5.09 [(a)] [(b)] of the Loan Agreement. Nothing contained in this Charter shall be deemed to give Owner any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder.

               (d) Any monies collected by Owner pursuant to enforcement of any of its rights hereunder or under any other Charter Document on account of the occurrence of an Event of Default by or on behalf of Owner shall be payable to the Vessel Lender and distributed in accordance with Section 5.09[(a)] [(b)] of the Loan Agreement.

               (e) No right or remedy herein conferred upon or reserved to Owner is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and, in addition to every other right and remedy given hereunder or under the other Charter Documents or now or hereafter existing at law, in equity, in admiralty, by statute or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent or subsequent assertion or employment of any other right or remedy hereunder or otherwise.

               (f) No delay or omission of Owner to exercise any right or remedy accruing upon any Event of Default nor any course of dealings between Owner and Charterer shall impair any such right or remedy or constitute a waiver of any Event of Default or an acquiescence therein nor shall any single exercise or partial exercise of any such right or remedy preclude any other exercise thereof or any exercise of any other or further right or remedy; nor shall the acceptance by Owner of any security or any payment of any part of Charter Hire or Supplemental Charter Hire maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby. Every right or remedy given by this Charter or any other Charter Document or by law to Owner may be exercised from time-to-time, and as often and in such order as may be deemed expedient, by Owner.

               (g) In case Owner shall have proceeded to enforce any right, power or remedy under this Charter or under any other Charter Document, and such proceeding shall have been discontinued or abandoned for any reason or shall have been adversely determined to Owner, then, and in every such case, Charterer and Owner shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Charter or any other Charter Documents, as the case may be, and all rights, remedies and powers of Owner shall continue as if no such proceedings had been taken.

               (h) Subject to the provisions of Section 24(b) hereof, Owner shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to Owner under this Charter or any other Charter Document.

               (i) Charterer hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for under this Charter at any time in connection herewith.

               (j) No right or remedy herein conferred upon or reserved to Owner is intended to be exclusive, but cumulative and in addition to any other right and remedy given hereunder or under the other Charter Documents.

       25.  SPECIAL CONDITIONS; SUBORDINATION TO THE LIEN OF THE MORTGAGE[S].

               (a) During the period of this Charter, Charterer may substitute its own stack marks and insignia for those of Owner on the Vessel.

               (b) Owner shall effect initial registry of the Vessel in the official name designated by Charterer.

               (c) This Charter and each and every provision hereof shall be subject and subordinate to each and every provision of the Mortgage[s] in each and every right and any remedy of any party hereto is subject and subordinate to each and every right and remedy of any party to the Mortgage[s]. Any lien of the Charterer against the Vessel for breach of this Charter (whether pleaded and proved as a tort or otherwise) shall be subject and subordinate to the lien of the Mortgage[s]. Charterer agrees not to take any action under this Charter or otherwise which would violate, or cause Owner to violate, any provisions of the [Mortgage] [Mortgages]. Without limiting the generality of the foregoing, and in addition to all other obligations assumed by Charterer hereunder, Charterer will at all times, and at its own expense, comply with and discharge Owner's obligations, and shall be entitled to all the benefits and rights of Owner, under the following sections of the [Mortgage] [Mortgages], all in accordance with the provisions of said sections: (i) Section (18) with respect to notice of Events of Default, (ii) Section (21) with respect to operation of the Vessel in accordance with law, (iii) Section (23) with respect to the maintenance of the [Mortgage] [Mortgages], (iv) Section 25(c) with respect to dealing with the Vessel's equipment (in connection with which Charterer may act without Owner's consent whenever Mortgagee consent is not required), and (v) Sections (28), (50)(a) and (b) and (51) with respect to the payment or reimbursement of expenses.

       26.  OWNERSHIP.

               So long as this Charter shall be in effect, Charterer's interest in the Vessel shall be solely that of a bareboat charterer. There shall be no option to purchase or other right to acquire a legal or equitable ownership interest in the Vessel permitted or impled so long as this Charter shall be in effect. Any contract or implied right of Charterer to a legal or equitable interest in the Vessel made or given while this Charter is in effect shall be void and unenforceable.

       27.  AMENDMENT.

               This Charter shall be binding upon, in or to the benefit of and enforceable by the parties hereto and their respective successors and assigns. Neither this Charter nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought; provided that no such amendment, modification, waiver, discharge or termination shall be made without the prior written consent of the Vessel Lender.

       28.  APPLICABLE LAW.

               This Charter shall be construed and governed in accordance with the admiralty and maritime law of the United States of America and where applicable the law of the State of New York (other than the law of the State of New York governing choice of law).

       29.  NOTICES.

               All notices or other communications by either party to the other shall be in writing. If such notice is to the Charterer, it shall be addressed to:
               American President Lines, Ltd.
               1111 Broadway
               Oakland, CA  94607
               Telephone:     (510) 272-8000
               Facsimile:     (510) 272-8932
               Telex:         671 4840
               Answerback:    APL OAK
               Attention:     Treasurer

               If to Owner, it shall be addressed to:

               APL Newbuildings, Ltd.
               1111 Broadway
               Oakland, CA  94607
               Telephone:     (510) 272-8000
               Facsimile:     (510) 272-8932
               Telex:         671 4840
               Answerback:    APL OAK
               Attention:     Treasurer

              Any notices or communications provided for herein shall be deemed to have been given, unless otherwise expressly provided herein, at the time of mailing when (in the case of telex) the addressee's answerback shall have been received at the end of the transmission thereof or (in the case of any letter) when delivered to that address by facsimile or personally) or when actually received by the relevant party after being deposited in the post, first class, postage prepaid, in an envelope addressed as above. Any party shall have the right to change the address at which it is to receive notices upon fifteen (15) days prior written notice.

       30.  CONSENT TO ASSIGNMENT.

               Charterer hereby consents to the assignment of all of Owner's rights, title and interest in and to this Charter to [KfW] [Syndicate Agent or Syndicate Members] pursuant to the
[HDW] [Daewoo] Charter Assignment as security for the payment and performance of the Owner Obligations with respect to the Vessel [and the second priority security assignment of all such right, title and interest in this KfW pursuant to the Second Charter Assignment, as security for certain obligations of Owner to KfW under the Loan Agreement] and agrees to make all payments due hereunder to the accounts specified and otherwise in accordance with Section [5.06][5.07] of the Loan Agreement.
               IN WITNESS WHEREOF, the parties hereto have caused this Charter to be executed the day and year first above written.


                                                    OWNER

                                                    APL NEWBUILDINGS,
LTD.

                                                    By:
_________________________

                                                    Its:
_________________________




                                                    CHARTERER

                                                    AMERICAN PRESIDENT
LINES, LTD.

                                                    By:
_________________________

                                                    Its:
_________________________



                                     RECEIPT OF ORIGINAL EXECUTED
                                     COUNTERPART ACKNOWLEDGED:



                                                    [Name]



By:__________________________
                                                          EXHIBIT B-1 TO
                                                        THE AGREEMENT TO
                                                     ACQUIRE AND CHARTER




Kreditanstalt fur Wiederaufbau
Palmengartenstrasse 5-9

D - 60325 Frankfurt am Main


                                                           Date:      19


Re.: Container Vessel identified by Howaldtswerke-Deutsche Werft AG (the "Builder") as Yard No. (297) (298) (299) ("the Vessel") - B IV a F(W) 753


Dear Sirs,

We refer to an agreement ("the Acquisition Agreement") dated (     )

199_ and made between yourselves as Agent and Lender and ourselves as

Transferee.  Terms defined in the Acquisition Agreement have the same meanings herein.


In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel under the [Acquisition Agreement]

[Shipbuilding Agreement].


We also confirm that the Vessel is recommended for class "      " with

The American Bureau of Shipping as per the photocopy or duplicate provisional certificate attached hereto, and that there is no lien nor encumbrance on the Vessel other than the lien in favor of the Builder in respect of the final installment of the Contract Price under the

Shipbuilding Agreement in the amount of DM(                 ) for the

Vessel payable on delivery under the [Acquisition Agreement]

[Shipbuilding Agreement].



Yours faithfully,

for and on behalf of

APL NEWBUILDINGS, LTD.

                                                             EXHIBIT B-2
                                                     TO THE AGREEMENT TO
                                                     ACQUIRE AND CHARTER


Commerzbank AG
Ness 7-9

D-20457 Hamburg


                                                      Date:           19


Re.:   Container Vessel identified by Daewoo Shipbuilding & Heavy
       Machinery, Ltd. (the "Builder") as Yard No. (       ) (       )
(        ) ("the Vessel")


Dear Sirs,

We refer to an agreement ("the Acquisition Agreement") dated (        )

199_ and made between yourselves as Syndicate Agent and ourselves as

Transferee.  Terms defined in the Acquisition Agreement have the same meanings herein.



In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel under the [Acquisition

Agreement][Shipbuilding Agreement].



We also confirm that the Vessel is recommended for class "      " with

The American Bureau Shipping as per the photocopy or duplicate provisional certificate attached hereto, and that there is no lien nor encumbrance on the Vessel other than the lien in favor of the Builder in respect of the final installment of the Contract Price under the

Shipbuilding Agreement in the amount of USD(               ) for the

Vessel payable on delivery under the Shipbuilding Agreement.

Yours faithfully,

for and on behalf of

APL NEWBUILDINGS, LTD.

                                                            Exhibit C to
                                                            Agreement to
                                                     Acquire and Charter









                   [HDW] [DAEWOO] [SECOND] CHARTER ASSIGNMENT


                                      FROM


                      APL NEWBUILDINGS, LTD., the Assignor



                                       TO

                 [KREDITANSTALT FUR WIEDERAUFBAU, the Assignee]

           [COMMERZBANK AG, HAMBURG, as Syndicate Agent, the Assignee]





                             Dated: __________, 19__
                   [HDW] [DAEWOO] [SECOND] CHARTER ASSIGNMENT


       This [Second] Charter Assignment dated __________ __, 199_ is made between (i) APL NEWBUILDINGS, LTD., a Nevada corporation (the "Assignor") and (ii) KREDITANSTALT FUR WIEDERAUFBAU, a public law company incorporated in the Federal Republic of Germany. [(ii) COMMERZBANK AG, Hamburg, a banking corporation incorporated in the Federal Republic of Germany.

                              W I T N E S S E T H:

               WHEREAS, American President Lines, Ltd. ("APL") has heretofore entered into that certain Loan Agreement dated ________, 1994 (the "Loan Agreement"), by and among APL, as Borrower, Kreditanstalt fur Wiederaufbau ("KfW"), Commerzbank AG (Hamburg) (the Syndicate Agent), and the banks listed on Schedule I thereto (each, a "Syndicate Member" and, collectively, the "Syndicate"), as Lenders, with respect to the purchase financing of six (6) container vessels, including the Vessel described below, and American President Companies, Ltd. ("APC") has heretofore entered into that certain Guarantee dated _______, 199_ (the "Guarantee"), relating to APL's obligations under the Loan Agreement and the Assignor's obligations under the Loan Agreement as established pursuant to the below-defined Acquisition Agreement.

               WHEREAS, the date hereof is the Delivery Date of the below-described [HDW] [Daewoo] Vessel pursuant to the Loan Agreement;

               WHEREAS, as contemplated by Section 7(k) of the Loan Agreement, APL has entered into that certain Agreement to Acquire and Charter (the "Acquisition Agreement") among the Assignor and the parties to the Loan Agreement, pursuant to which APL has transferred to the Assignor, and the Assignor has accepted title to, and is currently the disponent owner of, the Republic of The Marshall Islands flag vessel PRESIDENT _______________, Official Number __________ (the "Vessel"), and the Assignor has undertaken all of the payment and certain of the performance obligations relating to Vessel Indebtedness in respect of the Vessel under the Loan Agreement, (the "Owner Obligations");

               WHEREAS, pursuant to the Acquisition Agreement, APL is permitted, at its option, to transfer to the Assignor, and the Assignor has agreed, at its option, to accept, title to any and all of the other [HDW] [Daewoo] Vessels (each of such other [HDW] [Daewoo] Vessels which is so transferred together with the above-referenced Vessel, referred to individually herein as a "Vessel" and collectively as the "Vessels", on their respective Delivery Dates pursuant to the Loan Agreement;

               WHEREAS, the Assignor has simultaneously herewith entered into a First Mortgage on the Vessel in favor of [KfW] the Syndicate and/or Agent or the Syndicate Members (the "Vessel Lender") [and has also entered into a Second Mortgage on the Vessel in favor of KfW], as security for the Owner Obligations in respect of the Vessel, and the Assignor shall, upon their respective Delivery Dates, enter into a First Mortgage in such form in favor of the Vessel Lender [and a Second Mortgage thereon in favor of KfW with respect to each of the other Vessels];

               WHEREAS, as contemplated by Section 9.02(h) of the Loan Agreement and by the Acquisition Agreement, as a condition to the transfer of the Vessel and any other Vessels pursuant to the Acquisition Agreement, the Assignor has let and demised the Vessel to American President Lines, Ltd. as charterer, ("the Charterer") and Charterer has hired the Vessel from the Assignor on the terms and conditions set forth in the [HDW] [Daewoo] Charter, dated the date hereof, such charter of the Vessel being effective upon the execution and delivery of the Charter;

               WHEREAS, as further contemplated by the Acquisition Agreement, as further conditions to the transfer of the Vessel and the other Vessels pursuant to the Acquisition Agreement the Assignor is entering into this [Second] Charter Assignment relating to the [HDW] [Daewoo] Charter in favor of the Vessel Lender [and the Second Charter Assignment of the Daewoo Charter in favor of KfW], and the Charterer is consenting to such Charter Assignment and such Second Charter Assignment pursuant to the [HDW] [Daewoo] Charter;

               WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Loan Agreement and the Acquisition Agreement.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. The Assignor hereby sells, pledges, hypothecates, assigns, transfers and sets over unto the Assignee and unto the Assignee's successors and assigns, not absolutely but as security only for the performance by the Assignor of the Owner Obligations, and grants to the Assignee a first priority security interest [second priority security interest] in all right, title and interest of the Assignor in and to the [HDW] [Daewoo] Charter, all monies due and to become due and claims for monies due and to become due, and all claims for damages arising out of the breach of, the [HDW] [Daewoo] Charter, together with any extensions, renewals, modifications, changes or amendments of the [HDW] [Daewoo] Charter and any and all proceeds of the foregoing.
       2.  The Assignor hereby agrees, represents and warrants that:

               (a) The [HDW] [Daewoo] Charter is in full force and effect and enforceable in accordance with its terms;

               (b) The Assignor is not in default of any of the terms of the [HDW] [Daewoo] Charter;

               (c) Neither the whole nor any part of the right, title and interest hereby assigned are the subject of any present assignment or pledge other than the assignment contained herein [and the Second Charter Assignment in favor of KfW], and so long as this Charter Assignment [Second Charter Assignment] shall remain in effect, the Assignor will not, without the prior written consent thereto of the Assignee and, assign or pledge the whole or any part of the right, title and interest hereby assigned to anyone other than the Assignee, its successors or assigns;

               (d) The Assignor will not take or omit to take any action, the taking or omission of which might result in any alteration or impairment of the [HDW] [Daewoo] Charter or this Charter Assignment [Second Charter Assignment] or any of the rights created by the [HDW] [Daewoo] Charter or this Charter Assignment [Second Charter Assignment];

               (e) To the knowledge of the Assignor, the Charterer is not in default of any of the terms of the [HDW] [Daewoo] Charter;

               (f) [Subject to the rights of the Assignee under the Charter Assignment] [The] Assignor will not enter into or consent to any amendment, modification or other alteration of the [HDW] [Daewoo]
Charter without first obtaining the prior written consent of the Assignee. Any amendment, modification or other alteration made without the written consent of the Assignee shall be null and void.

       3. Notwithstanding this Assignment, it is acknowledged, understood and agreed that:

               (a) The Assignor will remain liable to perform all of the owner's obligations and duties under the [HDW] [Daewoo] Charter.

               (b) The Assignor will be deemed the owner under the [HDW] [Daewoo] Charter except as expressly set forth herein.

               (c) The Assignee shall have no obligation or liability under or pursuant to the [HDW] [Daewoo] Charter by reason of or arising out of this Assignment, nor to present or file any claim, nor to take any other action to collect or enforce the performance obligations of the Charterer or payment of any amounts which have been assigned to them or to which they may be entitled under this Charter Assignment [Second Charter Assignment] at any time or times;

               (d) So long as no Event of Default (as that term is defined in the Loan Agreement and the First Mortgage [the Second Mortgage]) has occurred, is continuing and shall not have been cured and waived, neither the Assignee, the Assignor nor any successor thereof shall interfere with the Charterer's possession and its peaceful and quiet enjoyment of the Vessel.

       4. The Assignor confirms to the Assignee its authorization and direction to the Charterer in the [HDW] [Daewoo] Charter to make payment of all monies due and to become due under or arising out of the [HDW] [Daewoo] Charter at the time and in the manner set forth in Section 2(b) of the [HDW] [Daewoo] Charter.

       5. The Assignor does hereby constitute the Assignee, its successors and assigns, the Assignor's true and lawful attorneys, irrevocably, with full power (in the name of the Assignor or otherwise), upon an Event of Default under the Loan Agreement or the First Mortgage [the Second Mortgage], and in accordance therewith, to ask, require, demand, receive, compound and give acquittance for any and all monies, and claims for monies and rights hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises.

       6. The Assignor hereby irrevocably authorizes the Assignee, at the Assignor's expense, to file such financing and continuation statements relating to this Charter Assignment [Second Charter Assignment] without the Assignor's signature, as the Assignee at its option may deem appropriate and appoints the Assignee as the Assignor's attorney-in-fact to execute any such statements in the Assignor's name and to perform all other acts which the Assignee may deem appropriate to perfect and continue the security interest conferred hereby.

       7. The assignment of the [HDW] [Daewoo] Charter to the Assignee provided for herein shall take effect immediately upon the execution hereof and the powers and authorities granted to the Assignee, its successors or assigns herein, having been given for valuable consideration, are hereby declared to be irrevocable.

       8. The Assignor hereby agrees that at any time and from time to time, upon the written request of the Assignee, its successors and assigns, it will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee, its successors or assigns, may reasonably require in order to obtain the full benefits of this Second Charter Assignment and of the rights and powers herein granted.

       9. This [Second] Charter Assignment shall be governed by the laws of the State of New York (other than the law of the State of New York governing choice of law) and may not be amended or changed except by an instrument in writing signed by the party against whom enforcement is sought.

    10. The Assignor hereby authorizes the Assignee to execute and file financing statements and amendments thereto as provided in Article 9 of the Uniform Commercial Code.

               IN WITNESS WHEREOF, the Assignor has caused this instrument to be duly executed as of the day and year first above written.


                                                    By:
__________________________
                                                        Title:
                                                              SCHEDULE 1


                    NAMES AND ADDRESSES OF SYNDICATE MEMBERS



Syndicate Member                     Address

Commerzbank AG (Kiel Branch)  Holstenstrasse 64
                                             D-24103 Kiel
                                             Federal Republic of Germany
                                             Attention:  Mr. Claes
                                             Telex:  292898 CBKD
                                             Telecopy:  49-431-9974-372

Dresdner Bank AG in Hamburg   Jungfernstieg 22
                                             D-20354 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Roller
                                                              Mr.
Bottcher
                                             Telex:  2157170 DR D
                                             Telecopy:  49-40-3501-3818

Vereins- und Westbank AG             Alter Wall 22
                                             D-20457 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Kopcke
                                                              Mrs.
Mertens
                                             Telex:  215164 VH D
                                             Telecopy:  49-40-3692-3696

Deutsche Schiffsbank AG              Domshof 17
                                             D-28195 Bremen
                                             Federal Republic of Germany
                                             Attention:  Mr. Pieper
                                                              Mr. Onnen
                                             Telex:  244870 DSBR D
                                             Telecopy:  49-421-323539

Norddeutsche Landesbank -     Georgsplatz 1
Girozentrale                         D-30159 Hannover
                                             Federal Republic of Germany
                                             Attention:  Mr. Hartmann
                                             Telex:  921634 GZH D
                                             Telecopy:  49 511 36 14785

Deutsche Verkehrs-Bank AG     Filiale Hamburg
                                             Ballindamm 6
                                             D-20095 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Spincke
                                             Telex:  402077 DVB
                                             Telecopy:  49-40-308004-12
Banque Internationale a
  Luxembourg S.A.                    2 Boulevard Royal
                                             L-2953 Luxembourg
                                             Attention:  Mr. Jean Pierre
Vernier
                                             Telex: 3326 BIL LU
                                             Telecopy:  35-2-4590-2010

                                                              SCHEDULE 1


                    NAMES AND ADDRESSES OF SYNDICATE MEMBERS



Syndicate Member                     Address

Commerzbank AG (Kiel Branch)  Holstenstrasse 64
                                             D-24103 Kiel
                                             Federal Republic of Germany
                                             Attention:  Mr. Claes
                                             Telex:  292898 CBKD
                                             Telecopy:  49-431-9974-372

Dresdner Bank AG in Hamburg   Jungfernstieg 22
                                             D-20354 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Roller
                                                              Mr.
Bottcher
                                             Telex:  2157170 DR D
                                             Telecopy:  49-40-3501-3818

Vereins- und Westbank AG             Alter Wall 22
                                             D-20457 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Kopcke
                                                              Mrs.
Mertens
                                             Telex:  215164 VH D
                                             Telecopy:  49-40-3692-3696

Deutsche Schiffsbank AG              Domshof 17
                                             D-28195 Bremen
                                             Federal Republic of Germany
                                             Attention:  Mr. Pieper
                                                              Mr. Onnen
                                             Telex:  244870 DSBR D
                                             Telecopy:  49-421-323539

Norddeutsche Landesbank -     Georgsplatz 1
Girozentrale                         D-30159 Hannover
                                             Federal Republic of Germany
                                             Attention:  Mr. Hartmann
                                             Telex:  921634 GZH D
                                             Telecopy:  49 511 36 14785

Deutsche Verkehrs-Bank AG     Filiale Hamburg
                                             Ballindamm 6
                                             D-20095 Hamburg
                                             Federal Republic of Germany
                                             Attention:  Mr. Spincke
                                             Telex:  402077 DVB
                                             Telecopy:  49-40-308004-12

Banque Internationale a
  Luxembourg S.A.                    2 Boulevard Royal
                                             L-2953 Luxembourg
                                             Attention:  Mr. Jean Pierre
Vernier
                                             Telex: 3326 BIL LU
                                             Telecopy:  35-2-4590-2010
                                                             SCHEDULE 2A


Kreditanstalt fur Wiederaufbau
Palmengartenstrasse 5 - 9
D - 60325 Frankfurt am Main

                                                     Date:          199_


Re:    Notice of Drawdown in respect of container vessel
       "President          " identified by Howaldtswerke-Deutsche Werft
       AG as Yard No. (297) (298) (299)

       Loan No.: F(W)

Dear Sirs,

We refer to the Loan Agreement dated            1994 made between

ourselves and yourselves as the Agent and Lender.  Terms defined in the

Loan Agreement shall have the same meaning in this Notice.



We hereby give you notice that, pursuant to Section 2.01(b) of the Loan

Agreement and on (date of proposed advance), we propose to drawdown the

HDW Subportion (A) (B) (C) in the sum of US$(               ) upon the

terms and subject to the conditions contained therein.



We hereby request you to make the Advance in respect of HDW Subportion

(A) (B) (C) by paying the following sum(s) to the following account(s)

in order to finance such amount of the Contract Price paid or payable by us to the Builder under the HDW Shipbuilding Agreement, provided for under Section 2.01(a) of the Loan Agreement:



Account               Bank           Beneficiary            Amount
  No.                                                        US$







Yours faithfully,



AMERICAN PRESIDENT LINES, LTD.





By
Title:
                                                             SCHEDULE 2B




Commerzbank AG
Ness 7-9

                                     D-20457 HamburgDate:          199__

Re.:   Notice of Drawdown in respect of container vessel
       "President                   " identified by Daewoo Shipbuilding
       & Heavy Machinery, Ltd. as Yard No.


Dear Sirs,

We refer to the Loan Agreement dated                1994 made between

ourselves and yourselves as the Syndicate Agent.  Terms defined in the

Loan Agreement shall have the same meaning in this Notice.



We hereby give you notice that, pursuant to Section 2.02(b) of the Loan

Agreement and on (date of proposed advance), we propose to drawdown the

Daewoo Subportion (A) (B) (C) in the sum of US$(    ) upon the terms and

subject to the conditions contained therein.



We hereby request you to make the Advance in respect of HDW Subportion

(A) (B) (C) by paying the following sum(s) to the following account(s)

in order to finance such amount of the Contract Price paid or payable by us to the Builder under the Daewoo Shipbuilding Agreement as provided for under Section 2.02(a) of the Loan Agreement:



Account               Bank           Beneficiary    Amount
  No.                                                 US$





Yours faithfully,

AMERICAN PRESIDENT LINES, LTD.

                                   SCHEDULE 3


              MAXIMUM AGGREGATE AMOUNTS AND PERCENTAGE INTERESTS OF
            EACH SYNDICATE MEMBER FOR EACH OF THE DAEWOO SUBPORTIONS


Syndicate Member              Aggregate Amount         Percentage

Interest

                                     *

                                                            SCHEDULE 4-A


                      FORM OF OPINION OF LILLICK & CHARLES


                                                            [      ]   ,
199_


TO THE PARTIES SET FORTH ON
       SCHEDULE A ATTACHED HERETO


       Re:    American President Lines, Ltd.


Dear Sirs:

               We have acted as special counsel to American President Lines, Ltd. ("APL"), a Delaware corporation, APL Newbuildings, Ltd., a Nevada corporation and American President Companies, Ltd., a Delaware corporation (together, the "AP Companies"), in connection with the purchase financing and chartering of six container vessels pursuant to the Loan Agreement dated __________, 1994 (the "Loan Agreement") by and among APL, Kreditanstalt fur Wiederaufbau, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg, and an Agreement to Acquire and Charter dated ______________, 1994 (the "Acquisition Agreement") by and among APL, APL Newbuildings, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Loan Agreement.

               In this connection, we have examined originals or photostatic or certified copies of the Loan Documents, Charter Documents and all such other corporate documents and such certificates or comparable documents of public officials as we have deemed relevant and necessary for the basis of our opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the original documents submitted to us as copies and the authenticity of the originals of such latter documents. As to any question of fact material to the opinions expressed in this letter where factual matters have not been independently established, we have relied upon certificates of the AP Companies and we have not independently verified such factual matters.

               Our opinion is limited to the federal laws of the United States of America, the General Corporation law of the State of Delaware, [Nevada corporate law] and the internal laws of the States of New York and California, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. In rendering these opinions, we have examined and relied on the opinion of Peter A.V. Huegel, Senior Counsel of the AP Companies, dated the date hereof and delivered to you pursuant to Section 7(s) of the Loan Agreement.

               Based upon the foregoing, and subject to the qualifications expressed herein, we are of the opinion that:

               1. Each of the AP Companies is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate authority to enter into the Loan Documents and Charter Documents to which it is a party, and to perform all obligations under the relevant Loan Documents and Charter Documents to be performed by it.

               2. Each of the Loan Documents and Charter Documents has been duly authorized by all necessary corporate action on the part of the AP Companies party thereto, and has been duly executed and delivered by each of the AP Companies party thereto, and each of the Loan Documents and Charter Documents constitutes the legal, valid and binding obligation of each of the AP Companies, party thereto, enforceable against such AP Company in accordance with its terms, except as to enforceability as limited by applicable bankruptcy, fraudulent conveyance, insolvency, moratorium, reorganization and similar laws affecting the rights of creditors, and except as limited by equitable principles of general application, including, without limitation concepts of materiality, reasonableness, good faith and fair dealing, public policy and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no opinion is expressed herein as to the specific remedy that any court, other governmental authority or arbitrator may grant, impose or render.

               3. The execution and delivery by each of the AP Companies of each of the Loan Documents and Charter Documents, to which it is a party, and the performance by such AP Company of its obligations thereunder, will not contravene any applicable law, ordinance, order, rule or regulation or any provision of such AP Company's articles of incorporation or bylaws.

               4. No approval, consent or permission of, or filing, registration or qualification with, any governmental authority of the United States of America or the States of New York and California is required in connection with the execution or delivery by any of the AP Company of the Loan Documents and Charter Documents, to which it is a party, or the performance by any of the AP Companies, of its obligations under the Loan Documents and Charter Documents, to which it is a party other than (a) any such approvals, consents or permissions which have been previously obtained and which are in full force and effect and (b) routine permits from, inspections by, and filings with, governmental authorities that are required or will be required from time to time in connection with the operation of the Vessel.

               5. The Mortgage with respect to the Vessel [insert name of Vessel] has been duly received for record and has been duly
recorded at [       ] on the date hereof, all in accordance with the
laws of the Republic of The Marshall Islands, and constitutes a first "preferred mortgage" within the meaning of Section 31301(6)(B) of Title 46 of the United States Code, entitled to the benefits accorded a preferred mortgage on a foreign vessel under Sections 31325 and 31326 of Title 46. Sections 31325 and 31326 of Title 46 have replaced subsections
(K), (L), (M) and (N) of the United States Ship Mortgage Act of 1920, as amended.

               [Similar opinion to be added for Second Mortgage in the case of a Daewoo Vessel.]

               6. On the Delivery Date, the Vessel is free and clear of any liens other than liens permitted pursuant to Section 14 of the Mortgage; and except for the documentation of the Vessel in the name of the Borrower which is the owner of the Vessel, under the laws and regulations of the
[       ], which has duly occurred and is in full force and effect, there is no other filing, documentation, registration or other action required or advisable in order to perfect title to the Vessel in the Borrower as against any third parties.

               7. The Charter Assignment creates the security interest it purports to create in the [HDW][Daewoo] Charter covering the Vessel and no filings, recordings, notices or other actions are necessary or advisable in order to perfect such security interest except as follows: in the case of the Charter Assignment, the filing of Uniform Commercial Code Financing Statements in the States of California [and_____] which filings have been made.

               [Similar opinion to be added covering the Second Charter Assignment in the case of a Daewoo Vessel.]

               8. No taxes, liability for the payment of which has been incurred by any of the AP Companies are payable in connection with the execution and delivery of the Loan Documents other than the filing fees payable in connection with the filing and recording of the Mortgage [and the Second Mortgage.], [except for taxes that have been paid]; provided, however, that no opinion is given with respect to taxes based on or measured by income or withholding taxes.

               The opinions set forth above are subject to the following qualifications.

               a. For purposes of the opinion set forth in clause 6, we have relied solely on the opinion of counsel in the Republic of The Marshall Islands with respect to the records regarding recordation of mortgages and other liens of the Republic of The Marshall Islands, and on the representations of APL set forth in Section 8 of the Loan Agreement.

               b. For the purposes of the opinion set forth in clauses 5 and 6, we have relied solely on the opinion of [counsel in the Republic of The Marshall Islands] as to the due execution of the Mortgage, the due documentation of the Vessel, and the due registration of the Mortgage, all under the laws of the Republic of The Marshall Islands.

               c. For the purposes of the opinion set forth in clause 2, we have assumed the due authentication, execution and delivery of the Loan Documents and Charter Documents by all non-AP Companies parties thereto.

               d. This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. The opinions expressed above are based solely on applicable laws, statutes, ordinances, rules and regulations and facts, all as in existence on this date, and we assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in applicable laws, statutes, ordinances, rules, regulations or facts which may hereafter occur.

               e. This opinion is rendered as of the date hereof and is being issued solely for the benefit of the addressees hereto, and may not be relied upon, or used for any purpose, by any other Person without our prior written consent other than P.A.V. Huegel, Senior Counsel of the AP Companies in connection with his opinion rendered to you pursuant to Section 7(s) of the Loan Agreement.


                                                    Very truly yours,

                                                    LILLICK & CHARLES



                                                    By
                                   SCHEDULE A



KREDITANSTALT FUR WIEDERAUFBAU

COMMERZBANK AG (KIEL BRANCH)

DRESDNER BANK AG IN HAMBURG

VEREINS- UND WESTBANK AG

DEUTSCHE SCHIFFSBANK AG

COMMERZBANK AG, HAMBURG

NORDDEUTSCHE LANDESBANK-GIROZENTRALE

DEUTSCHE VERKEHRS-BANK AG

BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                                            SCHEDULE 4-B


                       FORM OF OPINION OF IN-HOUSE COUNSEL



                                                            [      ]   ,
199_



TO THE PARTIES SET FORTH ON
       SCHEDULE A ATTACHED HERETO


       Re:    American President Lines, Ltd.


Dear Sirs:

               I am senior counsel to American President Lines, Ltd. ("APL"), a Delaware corporation, APL Newbuildings, Ltd., a Nevada corporation and American President Companies, Ltd., a Delaware corporation (together, the "AP Companies") and I render this opinion in connection with the purchase financing [and chartering] of six container vessels pursuant to the Loan Agreement dated ____________, 1994 (the "Loan Agreement") by and among APL, Kreditanstalt fur Wiederaufbau, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg, and an Agreement to Acquire and Charter dated ___________, 1994 (the "Acquisition Agreement") by and among APL, APL Newbuildings, Ltd., Kreditanstalt fur Wiederaufbau, Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG, Banque Internationale a Luxembourg S.A. and Commerzbank AG, Hamburg. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Loan Agreement.

               In this connection, I have examined originals or photostatic or certified copies of the Loan Documents, the Charter Documents and all such other corporate documents and such certificates or comparable documents of public officials as I have deemed relevant and necessary for the basis of my opinions hereinafter set forth. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity with the originals of all documents submitted to me as copies and the authenticity of the originals of such latter documents. As to any question of fact material to the opinions expressed in this letter, where factual matters have not been independently established. I have relied upon certificates of officers of the AP Companies, and I have not independently verified such factual matters.

               I am an active member of the bar of the State of California only and the opinions expressed herein are limited to the laws of the State of California, the federal laws of the United States of America, [Nevada corporate law] and the General Corporation Law of the State of Delaware. Insofar as my opinions given herein relate to
(i) Nevada corporate law or (ii) the admiralty or maritime laws or regulations of any jurisdiction, I have relied upon the opinion of this date given to you by the law firms of ____________________ and Lillick & Charles, respectively. In connection with my opinions given in paragraphs 6 and 7 below, I have relied upon the representations of other officers of the AP Companies.

               I note that the "governing law" provision in the Loan Documents (other than the Mortgages) and the Charter Documents provides that the laws of the State of New York are to govern. In my opinion a court applying California conflict of laws rules would give effect to such choice of New York law; however, I express no opinion as to what law a court applying any other State's conflict of laws rules would apply.

               Based upon the foregoing, and subject to the qualifications set forth herein, I am of the opinion that:

               1. Each of the AP Companies is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate authority to enter into the Loan Documents and the Charter Documents to which it is a party, and to perform all obligations under the relevant Loan Documents and Charter Documents to be performed by it.

               2. Each of the Loan Documents and the Charter Documents has been duly authorized by all necessary corporate action on the part of the AP Companies party thereto, and has been duly, executed and delivered by each of the AP Companies party thereto, and each of the Loan Documents constitutes the legal, valid and binding obligation of each of the AP Companies, party thereto, enforceable against such AP Company in accordance with its terms, except as limited by applicable bankruptcy, fraudulent conveyance, insolvency, moratorium, reorganization and similar laws affecting the rights of creditors and except as limited by equitable principles of general application, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, public policy and possible unavailability of the remedy of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no opinion is expressed herein as to the specific remedy that any court or other governmental authority, or arbitration can grant, impose or render.

               3. The execution and delivery by each of the AP Companies of each of the Loan Documents and the Charter Documents to which it is a party, and the performance by such AP Company of its obligations thereunder, will not contravene any provision of such AP Company's articles of incorporation or bylaws, and, to the best of my knowledge, will not conflict with, result in a breach of or constitute a default under, any indenture, mortgage, loan agreement, deed of trust or other instrument of indebtedness to which such AP Company is subject or by which such AP Company or any of the property of such AP Company is bound, and will not result in the creation or imposition of a lien upon any asset of such AP Company (other than liens contemplated by or created pursuant to the Loan Documents and the Charter Documents) resulting from any act of or claim against such AP Company.

               4. No actions, suits, investigations or other proceedings against any of the AP Companies are pending or, on the basis of my current actual knowledge, threatened against any of the AP Companies which, if determined adversely to any of the AP Companies, would materially adversely affect such AP Company's ability to perform its obligations under the Loan Documents and the Charter Documents to which it is a party.

               5. No approval, consent or permission of, or filing, registration or qualification with, any governmental authority of the United States of America or the States of Delaware, Nevada or California is required in connection with the execution or delivery by any AP Company of the Loan Documents and the Charter Documents to which it is a party, or the performance by any AP Company, of its obligations under the Loan Documents and the Charter Documents to which it is a party, other than (i) any such approvals, consents or permissions which have been previously obtained and which are in full force and effect, and
(ii) routine permits from, inspections by and filings with, governmental authorities that are required or will be required from time to time in connection with the operation of the Vessel.

               6. All taxes (other than taxes based on or measured by income or withholding taxes), liability for the payment of which has been incurred by an AP Company in connection with the execution, delivery and performance by it of each Loan Document and the Charter Documents to which it is or will be a party, have been paid (or provided for in its accounts if not payable on or prior to the Delivery Date of the Vessel [insert Vessel's name].

               7. None of the proceeds of the Facility will be used to purchase or carry margin stock within the meanings of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. APL is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

               8. APL is not an "investment company" or a company "controlled" by an "investment company" (as each of such terms is defined or used in the Investment Company Act of 1940, as amended).

               The opinions set forth above are subject to the following qualifications.

               a. For the purpose of the opinion set forth in clause 2, we have assumed the due authorization, execution and delivery of the Loan Documents and the Charter Documents by all non-AP Companies parties thereto.

               b. This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated. The opinions expressed above are based solely on applicable laws, statutes, ordinances, rules and regulations and facts, all as in existence on this date, and I assume no obligation to update or supplement such opinions to reflect any facts or circumstances which may hereafter come to my attention or any changes in applicable laws, statutes, ordinances, rules, regulations or facts which may hereafter occur.

               c. This opinion is rendered as of the date hereof and being issued solely for the benefit of the addressees hereto, and may not be relied upon, or used for any purpose, by any other Person without my prior written consent other than Lillick & Charles in connection with their opinion rendered to you pursuant to Section 7(s) of the Loan Agreement.

                                                            Very truly
yours,






                                   SCHEDULE A



KREDITANSTALT FUR WIEDERAUFBAU

COMMERZBANK AG (KIEL BRANCH)

DRESDNER BANK AG IN HAMBURG

VEREINS- UND WESTBANK AG

DEUTSCHE SCHIFFSBANK AG

COMMERZBANK AG, HAMBURG

NORDDEUTSCHE LANDESBANK-GIROZENTRALE

DEUTSCHE VERKEHRS-BANK AG

BANQUE INTERNATIONALE A LUXEMBOURG S.A.
                                                             SCHEDULE 5A



Kreditanstalt fur Wiederaufbau
Palmengartenstrasse 5-9

D- 60325 Frankfurt am Main


                                                       Date:          19

Re.:   Container Vessel "                     " identified by us as Yard
       No. (297) (298) (299) ("the Vessel") - B IV a F(W) 753


Dear Sirs,

We refer to the Shipbuilding Agreement between ourselves as "the

Builder" and American President Lines Ltd. as "the Purchaser" contained in a shipbuilding agreement dated May 10, 1993 made between the

Purchaser of the first part and ourselves of the other part [, as amended,] ("the Contract") concerning the construction and supply of the

Vessel.  Please find enclosed a true copy of the Builder's Certificate relating to the Vessel.



In relation to the Vessel, we hereby confirm that:



(a)    we have received payment of all sums due to us under the Contract

       other than the sum of DM (                   ) which is now due

       to us;



(b)    the definite contract price for the Vessel under the Contract is

       DM (                  );



(c)    the Vessel is ready for delivery and acceptance by the Purchaser under the Contract and is free from any lien or encumbrance other

       than (i) our lien in respect of the said sum of DM (          )

       payable on delivery which will be automatically discharged upon payment of such sum, and



(d)    we will deliver the Vessel to the Purchaser upon receipt of the above amount and upon advice from the Purchaser that it is ready to accept such delivery and to that end we enclose an undated

       Protocol of Delivery and Acceptance Certificate signed by

       ourselves which may be dated and delivered by you upon such receipt and advice.



We also enclose a copy of an invoice relating to the total purchase price of the Vessel.



Yours faithfully,
for and on behalf of
HOWALDTSWERKE-DEUTSCHE WERFT AG




Director
                                                             SCHEDULE 5B


Commerzbank AG
Ness 7-9

D - 20457 Hamburg


                                                       Date:          19


Re:    Container Vessel "                      " identified by us as
       Yard No. (     ) (       ) (      ) ("the Vessel")


Dear Sirs,

We refer to the Shipbuilding Agreement between ourselves as "the

Builder" and American President Lines Ltd. as "the Purchaser" contained in a shipbuilding agreement date May 10, 1993 made between the Purchaser of the first part and ourselves of the other part [, as amended,] ("the

Contract") concerning the construction and supply of the Vessel.  Please find enclosed a true copy of the Builder's Certificate relating to the

Vessel.



In relation to the Vessel, we hereby confirm that:



(a)    we have received payment of all sums due to us under the Contract

       other than the sum of USD (                   ) which is now due

       to us;



(b)    the definite contract price for the Vessel under the Contract is

       USD (                   );



(c)    the Vessel is ready for delivery and acceptance by the Purchaser under the Contract and is free from any lien or encumbrance other

       than (i) our lien in respect of the said sum of USD (           )

       payable on delivery which will be automatically discharged upon payment of such sum, and



(d)    we will deliver the Vessel to the Purchaser upon receipt of the above amount and upon advice from the Purchaser that it is ready to accept such delivery and to that end we enclose an undated

       Protocol of Delivery and Acceptance Certificate signed by

       ourselves which may be dated and delivered by you upon such receipt and advice.



We also enclose a copy of an invoice relating to the total purchase price of the Vessel.



Yours faithfully,
for and on behalf of
DAEWOO SHIPBUILDING & HEAVY MACHINERY, LTD.




Director
                                                             SCHEDULE 5C



Kreditanstalt fur Wiederaufbau
Palmengartenstrasse 5-9

D - 60325 Frankfurt am Main


                                                         Date:        19


Re.: Container Vessel identified by Howaldtswerke-Deutsche Werft AG as Yard No. (297) (298) (299) ("the Vessel") -B IV a F(W) 753


Dear Sirs,

We refer to an agreement ("the Loan Agreement") dated (      ) 1994 and

made between yourselves as Agent and Lender and ourselves as Borrower.

Terms defined in the Loan Agreement have the same meanings herein.



In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel under the Shipbuilding Agreement.



We also confirm that the Vessel is recommended for class "      " with

The American Bureau of Shipping as per the photocopy or duplicate provisional certificate attached hereto, and that there is no lien nor encumbrance on the Vessel other than the lien in favor of the Builder in respect of the final installment of the Contract Price under the

Shipbuilding Agreement in the amount of DM(                 ) for the

Vessel payable on delivery under the Shipbuilding Agreement.

Yours faithfully,

for and on behalf of

AMERICAN PRESIDENT LINES, LTD.
                                                             SCHEDULE 5D


Commerzbank AG
Ness 7-9

D-20457 Hamburg


                                                      Date:           19


Re.:   Container Vessel identified by Daewoo Shipbuilding & Heavy
       Machinery, Ltd. as Yard No. (       ) (        ) (        ) ("the
       Vessel")


Dear Sirs,

We refer to an agreement ("the Loan Agreement") dated (         ) 1994

and made between yourselves as Syndicate Agent and ourselves as

Borrower.  Terms defined in the Loan Agreement have the same meanings herein.



In relation to the Vessel, we hereby confirm that we are ready to take delivery of and accept the Vessel under the Shipbuilding Agreement.



We also confirm that the Vessel is recommended for class "      " with

The American Bureau of Shipping as per the photocopy or duplicate provisional certificate attached hereto, and that there is no lien nor encumbrance on the Vessel other than the lien in favor of the Builder in respect of the final installment of the Contract Price under the

Shipbuilding Agreement in the amount of USD(               ) for the

Vessel payable on delivery under the Shipbuilding Agreement.

Yours faithfully,

for and on behalf of

AMERICAN PRESIDENT LINES, LTD.

                                                                    SCHEDULE 6A*


                                                                    SCHEDULE 6B


                          Daewoo Scheduled Installments

(amounts per $1,000,000 of initial value of each relevant subportion)

Semi-Annual               Payment Due at       Principal Balance
Period #                 End of Period    Remaining at End of Period

                                             *

                                                              SCHEDULE 7

                      NAMES AND ADDRESSES OF PROCESS AGENTS


Party                                         Name and Address of
Process Agents

American President Lines, Ltd.                      Lillick & Charles
                                                    Two Embarcadero
Center, 27th
                                                    Flr.
                                                    San Francisco,
California
                                                    94111
                                                    Attention: Donald T.
Gray,
                                                    Esq.

APL Newbuildings, Ltd.                              Lillick & Charles
                                                    Two Embarcadero
Center, 27th
                                                    Flr.
                                                    San Francisco,
California
                                                    94111
                                                    Attention:  Donald
T. Gray,
                                                    Esq.

American President Companies, Ltd.                  Lillick & Charles
                                                    Two Embarcadero
Center, 27th
                                                    Flr.
                                                    San Francisco,
California
                                                    94111
                                                    Attention:  Donald
T. Gray,
                                                    Esq.

Kreditanstalt fur
 Wiederaufbau                                       Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Commerzbank AG, Hamburg                             Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Commerzbank AG, (Kiel Branch)                       Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Dresdner Bank AG in Hamburg                         Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.
Vereins- und Westbank AG                            Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Deutsche Schiffsbank AG                             Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Norddeutsche Landesbank-                            Haight, Gardner,
Poor & Havens
Girozentrale                                        195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

Deutsche Verkehrs-Bank AG                           Haight, Gardner,
Poor & Havens
                                                    195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,                                          Esq.

Banque Internationale                               Haight, Gardner,
Poor & Havens
a Luxembourg S.A.                                   195 Broadway
                                                    New York, New York
10007
                                                    Attention:  Thomas
J. Whalen,
                                                    Esq.

_______________________________
1      (Only to appear in Daewoo mortgage)
2      Specify percentage in no more than 4 decimal points.
3 Insert in HDW Vessel Charter only.